          As filed with the Securities and Exchange Commission on April 12, 2006

                                            1933 Act Registration No. 333-43373

                                            1940 Act Registration No. 811-08569
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 9 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 10 /X/

                    Lincoln Life Variable Annuity Account Q
                           (Exact Name of Registrant)

                           Group Multi-Fund (Reg. TM)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Brian Burke, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2006, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _________________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                  payment deferred variable annuity contracts.

Lincoln Life Variable Annuity Account Q
Group Variable Annuity Contracts

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton
Fort Wayne, Indiana 46802




Servicing Office:

The Lincoln National Life Insurance Company
P.O. Box 9740

Portland, Maine 04104

1-800-341-0441
www.LFG.com


This prospectus describes the group variable annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.

Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If participants allocate contributions to the fixed account, we guarantee principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

Allocated and unallocated contracts are available. In an allocated contract, we maintain an account value on behalf of each individual participant, and the employer if requested; each participant receives a certificate. Under an unallocated contract, the employer or an administrator performs participant accounting. Allocated and unallocated contracts have different features.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (variable annuity account (VAA). The VAA is a segregated investment account of Lincoln Life.

The participants take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contracts variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.


AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein Growth Portfolio*
American Funds Insurance Series (Class 2):

     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund


Baron Capital Funds Trust (Insurance Shares):

     Baron Capital Asset Fund

Delaware VIP Trust (Standard Class):

     Delaware VIP Diversified Income Series

     Delaware VIP Global Bond Series*
   Delaware VIP High Yield Series
     Delaware VIP REIT Series

     Delaware VIP Trend Series

     Delaware VIP Value Series


                                                                               1


Delaware VIP Trust (Service Class):
     Delaware VIP Small Cap Value Series
DWS Investments VIT Funds (Class A):
(formerly Scudder Investments VIT Funds)
     DWS Equity 500 Index VIP
     (formerly Scudder VIT Equity 500 Index Fund)
     DWS Small Cap Index VIP
     (formerly Scudder VIT Small Cap Index Fund)
Fidelity (Reg. TM) Variable Insurance Products (Service Class):

     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio

Janus Aspen Series (Institutional Shares):
     Janus Aspen Worldwide Growth Portfolio*
Lincoln Variable Insurance Products Trust (Standard Class):

     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund
     Lincoln VIP Capital Appreciation Fund
     Lincoln VIP Equity Income Fund
     Lincoln VIP Global Asset Allocation Fund
     Lincoln VIP Growth and Income Fund

     Lincoln VIP International Fund
     Lincoln VIP Managed Fund
     Lincoln VIP Money Market Fund
     Lincoln VIP Social Awareness Fund
     Lincoln VIP Special Opportunities Fund

     Lincoln VIP Conservative Profile Fund
     Lincoln VIP Moderate Profile Fund
     Lincoln VIP Moderately Aggressive Profile Fund
     Lincoln VIP Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):

     MFS (Reg. TM) Utilities Series

Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio
     Partners Portfolio*
Putnam Variable Trust (Class IB):
     Health Sciences Fund*

* It is currently anticipated that on June 9, 2006, we will close and replace these investment options. See Investments of the VAA - Description of the Funds for further information.

This prospectus gives you information about the contracts that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 99740, Portland, Maine 04104 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2006


2

Table of Contents



Item                                                                  Page
Special Terms                                                          4
Expense Tables                                                         5
Summary of Common Questions                                            9
The Lincoln National Life Insurance Company                           11
Variable Annuity Account (VAA)                                        11
Fixed Side of the Contract                                            11
Investments of the VAA                                                12
Charges and Other Deductions                                          15
 Surrender Charges                                                    16
 Additional Information                                               16
The Contracts                                                         17
 Purchase of the Contracts                                            17
 Transfers On or Before the Annuity Commencement Date                 19
 Death Benefit Before the Annuity Commencement Date                   21
 Loans                                                                24
 Distribution of the Contracts                                        25
 Annuity Payouts                                                      26
Federal Tax Matters                                                   27
Additional Information                                                30
 Voting Rights                                                        30
 Return Privilege                                                     30
 Other Information                                                    30
 Legal Proceedings                                                    31
Statement of Additional Information
Table of Contents for Lincoln Life Variable Annuity Account Q         32
Appendix A - Condensed Financial Information                          A-1


                                                                               3


Special Terms

In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account Q, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity payouts.

Beneficiary - The person or entity designated by a non-ERISA 403(b) plan participant or an annuitant to receive any death benefit paid if the participant or annuitant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant under a 403(b) plan not subject to ERISA dies.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Net Contributions - The sum of all contributions credited to the participant's account value less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

Participant - A person defined as a participant in the plan, who has enrolled under a contract, and under an allocated group contract, on whose behalf Lincoln Life maintains an account.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

4


Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Annual account fee: $25

(allocated contract, per contractowner/participant)

Loan establishment fee per loan (where allowed by law): $35


We may reduce or waive these charges in certain situations. See Charges and Other Deductions.

Contractowner or Participant Transaction Expenses:




  o        Surrender charge (as a percentage of account value surrendered/withdrawn):        6.0%*



* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Oother Deductions - Surrender Charge.



Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):



"standard" mortality and expense risk charge        1.002%
"breakpoint" mortality and expense charge*          .75%


* Only certain contract or plans are eligible for a breakpoint charge. See - Charges and Other Deductions.


For information concerning compensation paid for the sale of the contracts, see
- Distribution of the Contracts.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2005. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.




                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):           0.34%          2.82%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):         0.28%          1.34%



* Fourteen of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2007.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2005:

(as a percentage of each fund's average net assets):



                                                                    Management                    12b-1 Fees
                                                                   Fees (before                   (before any
                                                                   any waivers/                    waivers/
                                                                  reimbursements)      +        reimbursements)
AllianceBernstein Growth Portfolio (Class B)                      0.75        %                 0.25        %
AllianceBernstein Growth and Income Portfolio (Class B)           0.55                          0.25
AllianceBernstein Global Technology Portfolio (Class B)           0.75                          0.25
American Funds Global Growth Fund (Class 2) (1)                   0.58                          0.25
American Funds Growth Fund (Class 2)(1)                           0.33                          0.25
American Funds Growth-Income Fund (Class 2)(1)                    0.28                          0.25
American Funds International Fund (Class 2)(1)                    0.52                          0.25
Baron Capital Asset Fund (Insurance Shares)                       1.00                          0.25
Delaware VIP Diversified Income Series (Standard Class)(2)        0.65                          0.00



                                                                           Other Expenses                Total Expenses
                                                                             (before any                   (before any
                                                                              waivers/                      waivers/
                                                                  +        reimbursements)      =        reimbursements)
AllianceBernstein Growth Portfolio (Class B)                               0.13        %                 1.13        %
AllianceBernstein Growth and Income Portfolio (Class B)                    0.05                          0.85
AllianceBernstein Global Technology Portfolio (Class B)                    0.17                          1.17
American Funds Global Growth Fund (Class 2) (1)                            0.04                          0.87
American Funds Growth Fund (Class 2)(1)                                    0.02                          0.60
American Funds Growth-Income Fund (Class 2)(1)                             0.01                          0.54
American Funds International Fund (Class 2)(1)                             0.05                          0.82
Baron Capital Asset Fund (Insurance Shares)                                0.09                          1.34
Delaware VIP Diversified Income Series (Standard Class)(2)                 0.21                          0.86



                                                                                        Total Expenses
                                                                       Total                (after
                                                                    Contractual          Contractual
                                                                      waivers/             waivers/
                                                                   reimbursements       reimbursements
                                                                      (if any)                s)
AllianceBernstein Growth Portfolio (Class B)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Global Technology Portfolio (Class B)
American Funds Global Growth Fund (Class 2) (1)
American Funds Growth Fund (Class 2)(1)
American Funds Growth-Income Fund (Class 2)(1)
American Funds International Fund (Class 2)(1)
Baron Capital Asset Fund (Insurance Shares)
Delaware VIP Diversified Income Series (Standard Class)(2)        -0.07        %        0.79        %


                                                                               5



                                                                             Management
                                                                            Fees (before
                                                                            any waivers/
                                                                           reimbursements)      +
Delaware VIP Global Bond Series (Standard Class)(3)                        0.75        %
Delaware VIP High Yield Series (Standard Class)(4)                         0.65
Delaware VIP Value Series (Standard Class)(5)                              0.65
Delaware VIP REIT Series (Standard Class)(6)                               0.73
Delaware VIP Small Cap Value Series (Service Class)(7)                     0.73
Delaware VIP Trend Series (Standard Class)(8)                              0.74
DWS Equity 500 Index VIP (Class A)(9)                                      0.19
DWS Small Cap Index VIP (Class A)                                          0.35
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class)(10)             0.57
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(11)                0.57
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)(12)          0.60
Lincoln VIP Aggressive Growth Fund (Standard Class)                        0.74
Lincoln VIP Bond Fund (Standard Class)                                     0.35
Lincoln VIP Capital Appreciation Fund (Standard Class)(13)                 0.74
Lincoln VIP Equity-Income Fund (Standard Class)(14)                        0.73
Lincoln VIP Global Asset Allocation Fund (Standard Class)                  0.74
Lincoln VIP Growth and Income Fund (Standard Class)                        0.33
Lincoln VIP International Fund (Standard Class)                            0.76
Lincoln VIP Managed Fund (Standard Class)                                  0.40
Lincoln VIP Money Market Fund (Standard Class)                             0.44
Lincoln VIP Social Awareness Fund (Standard Class)                         0.35
Lincoln VIP Special Opportunities Fund (Standard Class)                    0.38
Lincoln VIP Conservative Profile Fund (Standard Class)(15)                 0.25
Lincoln VIP Moderate Profile Fund (Standard Class)(15)                     0.25
Lincoln VIP Moderately Aggressive Profile Fund (Standard Class)(15)        0.25
Lincoln VIP Aggressive Profile Fund (Standard Class)(15)                   0.25
MFS (Reg. TM) VIT Utilities Series (Initial Class)(16)                     0.75
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(17)                0.83
Neuberger Berman AMT Partners Portfolio (I Class)(17)                      0.83
Putnam VT Health Sciences Fund (Class IB)                                  0.70



                                                                             12b-1 Fees                  Other Expenses
                                                                             (before any                   (before any
                                                                              waivers/                      waivers/
                                                                           reimbursements)      +        reimbursements)
Delaware VIP Global Bond Series (Standard Class)(3)                        0.00        %                 0.34        %
Delaware VIP High Yield Series (Standard Class)(4)                         0.00                          0.13
Delaware VIP Value Series (Standard Class)(5)                              0.00                          0.13
Delaware VIP REIT Series (Standard Class)(6)                               0.00                          0.12
Delaware VIP Small Cap Value Series (Service Class)(7)                     0.30                          0.12
Delaware VIP Trend Series (Standard Class)(8)                              0.00                          0.13
DWS Equity 500 Index VIP (Class A)(9)                                      0.00                          0.15
DWS Small Cap Index VIP (Class A)                                          0.00                          0.16
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class)(10)             0.10                          0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(11)                0.10                          0.10
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)(12)          0.00                          0.01
Lincoln VIP Aggressive Growth Fund (Standard Class)                        0.00                          0.13
Lincoln VIP Bond Fund (Standard Class)                                     0.00                          0.06
Lincoln VIP Capital Appreciation Fund (Standard Class)(13)                 0.00                          0.09
Lincoln VIP Equity-Income Fund (Standard Class)(14)                        0.00                          0.07
Lincoln VIP Global Asset Allocation Fund (Standard Class)                  0.00                          0.19
Lincoln VIP Growth and Income Fund (Standard Class)                        0.00                          0.05
Lincoln VIP International Fund (Standard Class)                            0.00                          0.16
Lincoln VIP Managed Fund (Standard Class)                                  0.00                          0.11
Lincoln VIP Money Market Fund (Standard Class)                             0.00                          0.10
Lincoln VIP Social Awareness Fund (Standard Class)                         0.00                          0.07
Lincoln VIP Special Opportunities Fund (Standard Class)                    0.00                          0.07
Lincoln VIP Conservative Profile Fund (Standard Class)(15)                 0.00                          2.01
Lincoln VIP Moderate Profile Fund (Standard Class)(15)                     0.00                          1.17
Lincoln VIP Moderately Aggressive Profile Fund (Standard Class)(15)        0.00                          1.36
Lincoln VIP Aggressive Profile Fund (Standard Class)(15)                   0.00                          2.57
MFS (Reg. TM) VIT Utilities Series (Initial Class)(16)                     0.00                          0.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(17)                0.00                          0.10
Neuberger Berman AMT Partners Portfolio (I Class)(17)                      0.00                          0.07
Putnam VT Health Sciences Fund (Class IB)                                  0.25                          0.11



                                                                                                              Total
                                                                                    Total Expenses         Contractual
                                                                                      (before any            waivers/
                                                                                       waivers/           reimbursements
                                                                           =        reimbursements)          (if any)
Delaware VIP Global Bond Series (Standard Class)(3)                                 1.09        %        -0.12        %
Delaware VIP High Yield Series (Standard Class)(4)                                  0.78
Delaware VIP Value Series (Standard Class)(5)                                       0.78
Delaware VIP REIT Series (Standard Class)(6)                                        0.85
Delaware VIP Small Cap Value Series (Service Class)(7)                              1.15                 -0.05
Delaware VIP Trend Series (Standard Class)(8)                                       0.87
DWS Equity 500 Index VIP (Class A)(9)                                               0.34                 -0.06
DWS Small Cap Index VIP (Class A)                                                   0.51
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class)(10)                      0.76
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(11)                         0.77
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)(12)                   0.61
Lincoln VIP Aggressive Growth Fund (Standard Class)                                 0.87
Lincoln VIP Bond Fund (Standard Class)                                              0.41
Lincoln VIP Capital Appreciation Fund (Standard Class)(13)                          0.83                 -0.13
Lincoln VIP Equity-Income Fund (Standard Class)(14)                                 0.80                 -0.04
Lincoln VIP Global Asset Allocation Fund (Standard Class)                           0.93
Lincoln VIP Growth and Income Fund (Standard Class)                                 0.38
Lincoln VIP International Fund (Standard Class)                                     0.92
Lincoln VIP Managed Fund (Standard Class)                                           0.51
Lincoln VIP Money Market Fund (Standard Class)                                      0.54
Lincoln VIP Social Awareness Fund (Standard Class)                                  0.42
Lincoln VIP Special Opportunities Fund (Standard Class)                             0.45
Lincoln VIP Conservative Profile Fund (Standard Class)(15)                          2.26                 -1.23
Lincoln VIP Moderate Profile Fund (Standard Class)(15)                              1.42                 -0.30
Lincoln VIP Moderately Aggressive Profile Fund (Standard Class)(15)                 1.61                 -0.49
Lincoln VIP Aggressive Profile Fund (Standard Class)(15)                            2.82                 -1.61
MFS (Reg. TM) VIT Utilities Series (Initial Class)(16)                              0.90
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(17)                         0.93
Neuberger Berman AMT Partners Portfolio (I Class)(17)                               0.90
Putnam VT Health Sciences Fund (Class IB)                                           1.06



                                                                           Total Expenses
                                                                               (after
                                                                            Contractual
                                                                              waivers/
                                                                           reimbursements
                                                                                 s)
Delaware VIP Global Bond Series (Standard Class)(3)                        0.97        %
Delaware VIP High Yield Series (Standard Class)(4)
Delaware VIP Value Series (Standard Class)(5)
Delaware VIP REIT Series (Standard Class)(6)
Delaware VIP Small Cap Value Series (Service Class)(7)                     1.10
Delaware VIP Trend Series (Standard Class)(8)
DWS Equity 500 Index VIP (Class A)(9)                                      0.28
DWS Small Cap Index VIP (Class A)
Fidelity (Reg. TM)VIP Contrafund Portfolio (Service Class)(10)
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(11)
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)(12)
Lincoln VIP Aggressive Growth Fund (Standard Class)
Lincoln VIP Bond Fund (Standard Class)
Lincoln VIP Capital Appreciation Fund (Standard Class)(13)                 0.70
Lincoln VIP Equity-Income Fund (Standard Class)(14)                        0.76
Lincoln VIP Global Asset Allocation Fund (Standard Class)
Lincoln VIP Growth and Income Fund (Standard Class)
Lincoln VIP International Fund (Standard Class)
Lincoln VIP Managed Fund (Standard Class)
Lincoln VIP Money Market Fund (Standard Class)
Lincoln VIP Social Awareness Fund (Standard Class)
Lincoln VIP Special Opportunities Fund (Standard Class)
Lincoln VIP Conservative Profile Fund (Standard Class)(15)                 1.03
Lincoln VIP Moderate Profile Fund (Standard Class)(15)                     1.12
Lincoln VIP Moderately Aggressive Profile Fund (Standard Class)(15)        1.12
Lincoln VIP Aggressive Profile Fund (Standard Class)(15)                   1.21
MFS (Reg. TM) VIT Utilities Series (Initial Class)(16)
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(17)
Neuberger Berman AMT Partners Portfolio (I Class)(17)
Putnam VT Health Sciences Fund (Class IB)



(1)

The investment adviser began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.

(2) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.81%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year.

(3) The investment advisor for the Delaware VIP Global Bond Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 1.00%. Without such an arrangement, the total operating expense for the Series could have been 1.09% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on



6


   average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year.

(4) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually agreed to waive its management fee and/
   or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.78%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year.

(5) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. In addition, for the period May 1, 2002 through April 30, 2006, DMC voluntarily elected to waive its management fee for this Series to 0.60%. Without such an arrangement, the total operating expense for the Series would have been 0.73% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.86%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year.

(6) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion million, all per year.

(
7) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.03%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.92%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year.

(9) Effective September 19, 2005, the Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.28% for Class A and 0.53% for Class B shares until April 30, 2009.

(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(11) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.63% for initial class; 0.73% for service class; and 0.88% for service class 2. These offsets may be discontinued at any time..

(12) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information of the Fund.

(13) Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.15% of the first $100,000,000 of average net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(14) Effective May 1, 2005 the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.0% on the first $250,000,000 of average daily net assets of the Fund; 0.05% on the next $500,000,000 of average daily net assets of the Fund; and 0.10% of the excess over $750,000,000 of average daily net assets of the Fund. The waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(15) The "Other Expenses" column reflects the expenses of the particular Lincoln Profile Fund (Conservative 1.28%; Moderate 0.35%; Moderately Aggressive 0.54%; Aggressive 1.66%) and the estimated fees and expenses of the underlying funds invested in by the Profile Funds (Conservative 0.73%; Moderate 0.82%; Moderately Aggressive 0.82%; Aggressive 0.91%). The estimated underlying fund fees and expenses are based on the 2005 fees and expenses of the underlying funds that were owned by each Profile Fund on December 31, 2005. Each Profile Fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred throughout the year. In addition, Lincoln Life has contractually agreed to reimburse each Profile Fund to the extent that the Total Expenses (excluding underlying fund fees and expenses) exceed 0.30%. This Agreement will continue at least through April 30, 2007 and



                                                                               7


    will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Funds.

(16) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees). Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower. MFS has contractually agreed to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier terminated or revised with the consent of the Board of Trustees which oversees the series.

(17) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Limited Maturity Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation. Net expenses for the Socially Responsive Portfolio were subject to a contractual expense limitation of 1.50% for the year ended December 31, 2005.


8


EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable period:



                     1 year        3 years        5 years        10 years
                    --------      ---------      ---------      ---------
      Standard       $ 993         $1,793         $2,506         $4,070
    Breakpoint       $ 970         $1,726         $2,396         $3,854


2) If you do not surrender your contract at the end of the applicable time period:



                     1 year        3 years        5 years        10 years
                    --------      ---------      ---------      ---------
      Standard       $ 386         $ 1,172        $1,976         $4,070
    Breakpoint       $ 362         $ 1,100        $1,859         $3,854



The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For more information - See Charges and Other Deductions in this prospectus and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw account value, you pay a surrender charge from 0% to 6.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the purchase payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charges.


We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

Under allocated contracts, we charge an annual contract fee of $25 per participant or contractowner account. We apply a charge to the daily net asset value of the VAA and those charges are:


                                                                               9

Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):


"standard" mortality and expense risk charge        1.002%
"breakpoint" mortality and expense charge*          .75%


* Only certain contracts or plans are eligible for a breakpoint charge. See Charges and Other Ddeductions.


Each fund pays a management fee based on its average daily net asset value. See
- Investments of the Variable Annuity Account - Investment Adviser. Each fund also has additional operating expenses. These are described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. There are limits on the total amount of contributions in any one year. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See - The Contracts
- Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a contractowner or participant withdraw account value? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. (Participants may only withdraw account value during their accumulation period.) See - Withdrawals. The contractowner must also approve certain participant withdrawals. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do participants get a free look at their certificate? A participant under a
Section 403(b) plan and certain nonqualified plans can cancel a certificate within twenty days (in some states longer) of the date the participant receives the certificate. The participant must give notice to our servicing office. See
- Return Privilege.


Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.



Investment Results


The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Financial Statements


The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.


10

The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of LNC, the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln Life's obligations as set forth in your variable annuity contract, prospectus and Statement of Additional Information have not changed as a result of this merger.



Variable Annuity Account (VAA)

On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.




Fixed Side of the Contract

The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.


                                                                              11

Investments of the VAA
Contractowners of unallocated contracts and participants under allocated contracts decide the subaccount(s) to which contributions are allocated. There is a separate subaccount which corresponds to each class of each fund. Contractowners or participants, as applicable, may change allocations without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Administrative, Marketing and Support Service Fees


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.33%, and as of the date of this prospectus, we were receiving compensation from each fund family. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


The AllianceBernstein, American Funds, Baron, Delaware, Fidelity and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from 0% to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds


Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


We currently anticipate closing and replacing the following funds during the second quarter of 2006:

AllianceBerstein VP Growth Portfolio (Class B) with AllianceBernstein VP Growth and Income Portfolio (Class B); Delaware VIP Global Bond Series (Standard Class) with Delaware VIP Diversified Income Series (Standard Class); Janus Aspen Worldwide Growth Portfolio (Institutional Class) with Scudder VIT Equity 500 Index Fund (Class A); Neuberger Berman AMT Partners Portfolio with AllianceBernstein VP Growth and Income Portfolio (Class B); Putnam VIT Health Sciences Fund (Class IB) with American Funds Growth Fund (Class 2).

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
Some plans limit the funds available under the plan. Please contact your investment dealer for current information.

12



 FUND NAME                                                     FUND DESCRIPTION
AllianceBernstein Global Technology Portfolio                 Maximum capital appreciation
 AllianceBernstein Growth Portfolio                            Capital appreciation
AllianceBernstein Growth and Income Portfolio                 Growth and income
 American Funds Global Growth Fund                             Long-term growth
American Funds Growth Fund                                    Long-term growth
 American Funds Growth-Income Fund                             Growth and income
American Funds International Fund                             Long-term growth
 Baron Capital Asset Fund                                      Maximum capital appreciation
Delaware VIP Global Bond Series                               Current income
 Delaware VIP High Yield Series                                Capital appreciation
Delaware VIP Diversified Income Series                        Total return
 Delaware VIP Value Series                                     Long-term capital appreciation
Delaware VIP REIT Series                                      Total return
 Delaware VIP Small Cap Value Series                           Capital appreciation
Delaware VIP Trend Series                                     Capital appreciation
 DWS Equity 500 Index VIP Fund                                 Capital appreciation
DWS Small Cap Index VIP Fund                                  Capital appreciation
 Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio         Long-term capital appreciation
Fidelity (Reg. TM) VIP Growth Portfolio                       Capital appreciation
 Janus Aspen Worldwide Growth Portfolio                        Long-term growth
Lincoln VIP Aggressive Growth Fund                            Maximum capital appreciation
 Lincoln VIP Bond Fund                                         Current income



 FUND NAME                                                     MANAGER
AllianceBernstein Global Technology Portfolio                 Alliance Capital Management, L.P.
 AllianceBernstein Growth Portfolio                            Alliance Capital Management, L.P.
AllianceBernstein Growth and Income Portfolio                 Alliance Capital Management, L.P.
 American Funds Global Growth Fund                             Capital Research and Management Company
American Funds Growth Fund                                    Capital Research and Management Company
 American Funds Growth-Income Fund                             Capital Research and Management Company
American Funds International Fund                             Capital Research and Management Company
 Baron Capital Asset Fund                                      BAMCO, Inc.
Delaware VIP Global Bond Series                               Delaware International Advisers Ltd.
 Delaware VIP High Yield Series                                Delaware Management Company
Delaware VIP Diversified Income Series                        Delaware Management Company
 Delaware VIP Value Series                                     Delaware Management Company
Delaware VIP REIT Series                                      Delaware Management Company
 Delaware VIP Small Cap Value Series                           Delaware Management Company.
Delaware VIP Trend Series                                     Delaware Management Company
 DWS Equity 500 Index VIP Fund                                 Deutsche Asset Management, Inc.,sub-
                                                              advised by Northern Trust Investments, Inc.
DWS Small Cap Index VIP Fund                                  Deutsche Asset Management, Inc.,
                                                              sub-advised by Northern Trust Investments,
                                                              Inc.
 Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio         Fidelity Management and Research
                                                              Company, assist with foreign investments:
                                                              FMR U.K.; FMR Far East
Fidelity (Reg. TM) VIP Growth Portfolio                       Fidelity Management and Research
                                                              Company, assist with foreign investments:
                                                              FMR U.K.; FMR Far East
 Janus Aspen Worldwide Growth Portfolio                        Janus Capital Management LLC
Lincoln VIP Aggressive Growth Fund                            Delaware Management Company
                                                              Sub-advised by T. Rowe Price Associates,
                                                              Inc.
 Lincoln VIP Bond Fund                                         Delaware Management Company


                                                                              13



 FUND NAME                                              FUND DESCRIPTION
Lincoln VIP Capital Appreciation Fund                  Long-term growth
 Lincoln VIP Equity-Income Fund                         Income
Lincoln VIP Global Asset Allocation Fund               Total return
 Lincoln VIP Growth & Income Fund                       Capital appreciation
Lincoln VIP International Fund                         Capital appreciation
 Lincoln VIP Managed Fund                               Total return
Lincoln VIP Money Market Fund                          Preservation of capital
 Lincoln VIP Social Awareness Fund                      Capital appreciation
Lincoln VIP Special Opportunities Fund                 Capital appreciation
 Lincoln VIP Conservative Profile Fund                  Current income
Lincoln VIP Moderate Profile Fund                      Total return
 Lincoln VIP Moderately Aggressive Profile Fund         Growth and income
Lincoln VIP Aggressive Profile Fund                    Capital appreciation
 MFS (Reg. TM) VIT Utilities Series                     Growth and income
Neuberger Berman AMT Mid-Cap Growth Portfolio          Capital appreciation
 Neuberger Berman AMT Partners Portfolio                Capital appreciation
Putnam VT Health Sciences Fund                         Capital appreciation



 FUND NAME                                              MANAGER
Lincoln VIP Capital Appreciation Fund                  Delaware Management Company
                                                       Sub-advised by Janus Capital Management
                                                       LLC
 Lincoln VIP Equity-Income Fund                         Delaware Management Company
                                                       Sub-advised by Fidelity Management &
                                                       Research Company (FMR)
Lincoln VIP Global Asset Allocation Fund               Delaware Management Company
                                                       Sub-advised by UBS Global Asset
                                                       Management (Americas) Inc. (UBS Global
                                                       AM)
 Lincoln VIP Growth & Income Fund                       Delaware Management Company
Lincoln VIP International Fund                         Delaware Management Company
                                                       Sub-advised by Mondrian Investment
                                                       Partners Limited
 Lincoln VIP Managed Fund                               Delaware Management Company
Lincoln VIP Money Market Fund                          Delaware Management Company
 Lincoln VIP Social Awareness Fund                      Delaware Management Company
Lincoln VIP Special Opportunities Fund                 Delaware Management Company
 Lincoln VIP Conservative Profile Fund                  Delaware Management Company
                                                       Sub-advised by Wilshire Associates Inc.
Lincoln VIP Moderate Profile Fund                      Delaware Management Company
                                                       Sub-advised by Wilshire Associates Inc.
 Lincoln VIP Moderately Aggressive Profile Fund         Delaware Management Company
                                                       Sub-advised by Wilshire Associates Inc.
Lincoln VIP Aggressive Profile Fund                    Delaware Management Company
                                                       Sub-advised by Wilshire Associates Inc.
 MFS (Reg. TM) VIT Utilities Series                     Massachusetts Financial Service Company
Neuberger Berman AMT Mid-Cap Growth Portfolio          Neuberger Berman Management, Inc.
 Neuberger Berman AMT Partners Portfolio                Neuberger Berman Management, Inc.
Putnam VT Health Sciences Fund                         Putnam Investment Management, LLC



Reinvestment of Dividends and Capital Gain Distributions


All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


14


Addition, Deletion or Substitution of Investments


We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds only for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if an investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We may also:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without the necessary approval by the SEC. We will also provide you written notice.




Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal/

  systematic withdrawal, systematic transfer, cross-reinvesment/account sweep and portfolio rebalancing services - See Additional Services and the SAI for more information on these programs);

 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


                                                                              15


Annual Contract Fee


We will deduct $25 per account maintained on behalf of a participant or contractowner from account value on the last valuation date of each participant year to compensate us for the administrative services provided; this $25 annual contract fee will also be deducted from account value upon total or partial withdrawals of all account value by a contractowner or participant.



Surrender Charges


A surrender charge is imposed in the event of a total or partial withdrawal of account value before the annuity commencement date. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract or; the account value attributable to a participant or the contractowner in an allocated group contract, as applicable, made in any contract year are not subject to a surrender charge. (To determine the 20% limit; add together all partial withdrawals during the contract year, including the withdrawal amount being requested, and then divide the sum by the account value at the time of the requested withdrawal.)


Restrictions apply to the extent a withdrawal is required from the fixed side of the contract. See - The Contracts - Discontinuance and Withdrawals. Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a total withdrawal of all account value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge.



                                                           Contract year in which surrender/withdrawal occurs
                                              -----------------------------------------------------------------------------
                                               0         1-4         5         6         7         8         9         10+
      Surrender charge as a percentage        6%        6%          5%        4%        3%        2%        1%        0%

A surrender charge will not apply to:
 o A surrender or withdrawal after a group contract's 10th contract anniversary.
 o To make a payment due to the participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%.
 o To make a payment for a participant hardship situation as allowed by the plan.
 o To make a payment pursuant to a qualified domestic relations order.
 o To purchase an annuity option as permitted under the contract.



Additional Information

Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.


The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts.

We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.



Deductions from the VAA for Assumption of Mortality and Expense Risks


We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:


"standard" mortality and expense risk charge        1.002%
"breakpoint" mortality and expense charge*          .75%


*Only certain contract or plans are eligible for a breakpoint charge.

Contracts eligible for the "breakpoint" mortality and expense risk charge are those contracts which, at the time of issue, have account value equal to or in excess of $5 million, either individually or in combination with other Lincoln contracts under the same employer group or association, or under which annual contributions are anticipated to be equal to or in excess of $500,000, as determined in our sole discretion.

Lincoln contracts which, after issue and at the end of a calendar quarter, have account value equal to or in excess of $5 million will be eligible for the "breakpoint" mortality and expense risk charge. The lower mortality and expense risk charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.

Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for the breakpoint mortality and expense risk charge.



16


If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Contractowner or Participant Transaction Expenses:




  o        Surrender charge (as a percentage of account value surrendered/withdrawn):        6.0%*



* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Oother Deductions - Surrender Charge.


Special Arrangements


The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.



Deductions for Premium Taxes


Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.



Other Charges and Deductions


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.




The Contracts

Purchase of the Contracts

A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For 403(b) plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.



Initial Contributions


When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Lincoln VIP Money Market Fund. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.


                                                                              17

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.



Who Can Invest


In order to purchase a group contract, the plan on whose behalf the contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


Replacement of Existing Insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus.

Participant surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Contributions

Contributions are payable to us at a frequency and may be made in any amount unless the contractowner or the plan has a minimum amount. Contributions in any one contract year which exceed twice the amount of contributions made in the first contract year may be made only with our permission. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.



Valuation Date


Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.



Allocation of Contributions


Contributions are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to contractowners or participants instructions.

Upon allocation to a subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received by us if received before the end of the valuation date (normally, 4:00 p.m., New York time). If the contribution is placed at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units


Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation


18

unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may transfer all or a portion of account value from one subaccount to another.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Transfers (within the VAA and between the variable and fixed accounts) are restricted to once every 30 days. We reserve the right to further limit the number of transfers.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may also transfer all or any part of the account value from the subaccount(s) to the fixed account. Under an allocated contract, a participant may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of the account value in the fixed side in any 365 day period. Under an unallocated contract, a group contractowner may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of account value in the fixed side in any 365 day period. In the alternative, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen, the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:


                                                                              19


  Initial date .............          20%
  First anniversary ........          20%
  Second anniversary .......          25%
  Third anniversary ........          33%
  Fourth anniversary .......          50%
  Fifth anniversary ........         100%

There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.



Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders. In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.



20

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Transfers After the Annuity Commencement Date


Contractowners or participants may transfer all or a portion of the investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the subaccounts.



Additional Services


There may be additional services available to you: dollar-cost averaging, automatic withdrawal service/systematic withdrawal option, systematic transfer option, cross-reinvestment service/account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account or money market account into other subaccounts on a monthly basis.

The automatic withdrawal service/systematic withdrawal option provides for an automatic periodic withdrawal of your account value.

The systematic transfer service allows you to fully liquidate your fixed account balance over 5 years and transfer the amounts into one or more of the subaccounts.

The cross-reinvestment service/account sweep allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portfolio rebalancing is an option that restores to a predetermined level the percentage of account value allocated to each subaccount or the fixed account.



Death Benefit Before the Annuity Commencement Date


If a participant under an allocated contract issued in connection with a
Section 403(b) plan that is not subject to ERISA dies before the annuity commencement date, we will pay the beneficiary, if one is living, a death benefit equal to the greater of the following amounts:

a. the net contributions, or

b. the participant's account value less any outstanding loan balance.

No surrender charge or account charge is deducted from the death benefit. The death benefit will be determined at the end of the valuation period during which we approve the death claim, and are in receipt of both the proof of death and the election form of benefit.

The participant may designate a beneficiary during the life of the participant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, if no beneficiary survives the participant, the death benefit will be paid in one sum to the participant's estate.


All death benefit payments will be subject to the employers plan (if applicable) and to the laws and regulations governing death benefits. In addition, no payment of death benefit provided upon the death of the participant will be allowed that does not satisfy the requirements of Code
Section 72(s) or Section 401(a)(9) of the tax code. Death benefits are taxable. See - Federal Tax Matters-Taxation of Death Benefits.


The death benefit may be paid in a lump sum or under settlement options then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.



Discontinuance and Withdrawals

Discontinuance. A group contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the valuation date the contractowner specifies or the valuation date on which we receive the written notice. Lincoln Life may also give a group contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code. Lincoln Life will give the group contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.



                                                                              21

With respect to an allocated group contract, if the contract is discontinued due to the contractowner's request, participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.

Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code, the account value will be paid to the contractowner or participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.

Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the account value will be paid to the contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire account value.

In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.

Some contracts provide that the account value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the account value is requested. If this option is selected, the account value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the account value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of participants. The market value factor is the lesser of 1.00 or the ratio of:

    Current Bond Price
   -----------------------
   Par Value of that Bond

The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond:
 o issued with a maturity date of 6.5 years;
 o bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and
 o calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received.

The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%


Withdrawals. Withdrawals of account value under the contract for any one of the following reasons (benefit responsive withdrawals) may be made at any time and in any amount, and are not subject to a surrender charge:

 o to make a payment due to the participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%;
 o to make a payment for a participant hardship situation as permitted by the plan;
 o to make a payment pursuant to a Qualified Domestic Relations Order (QDRO);
or
 o to purchase an annuity option under the contract.

Upon receipt of request for payment due to a participant's death, we will make a payment equal to the greater of the following amounts:
 o the net contributions, or
 o the participant's account value less any outstanding loan balance.

If a withdrawal for the entire account value is requested and there is an outstanding loan balance, the account value will be reduced by the amount of the outstanding loan balance. The remaining account value will be calculated at the end of the valuation period following the deduction of the loan balance.


Withdrawals of account value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See - Charges and Other Deductions. Such withdrawals are also subject to certain additional conditions as follows:

 o Partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract, or a participant or contractowner under an allocated group contract, may be made in each contract year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawal amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal). Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a complete withdrawal of all account value in the VAA is requested, then the entire amount of such withdrawal is


22

  subject to the surrender charge. In the event that a withdrawal of the entire account value allocated to both the VAA and the fixed side is requested, then the account charge will also be deducted from account value prior to payment.
 o Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals.
 o In any 365-day period, a periodic elective withdrawal of up to 20% of account value per contractowner or per participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by the then-current account value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.

In addition, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:


  Initial date .............          20%
  First anniversary ........          20%
  Second anniversary .......          25%
  Third anniversary ........          33%
  Fourth anniversary .......          50%
  Fifth anniversary ........         100%

 o The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers) from the fixed side during the immediately preceding 365-day period. Neither a contractowner nor a participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while systematic withdrawal (or transfer) election is in effect, a participant cannot allocate contributions to the fixed side.


General. All withdrawal requests must be submitted to us on an approved Lincoln Life form, and, unless the contract has been issued in connection with a
Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), must be authorized by the group contractowner. In a 403(b) plan that is not subject to ERISA the participant must submit the withdrawal request.


Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a
Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:
 o attains age 591/2
 o separates from service
 o dies
 o becomes totally and permanently disabled and/or
 o experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.

Any withdrawal after an annuity commencement date depends upon the annuity option selected.

The account value available upon withdrawal is determined at the end of the valuation period during which the written request for withdrawal is received at the home office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total account value.


As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See - Charges and Other Deductions-Surrender Charge. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining account value. If you specify that the charges be deducted from the remaining account value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of withdrawals are discussed later in this booklet. See - Federal Tax Matters.


The contract will terminate when there is no account value remaining. See the contract for more information.

                                                                              23


The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest -bearing account in your name. The checking account is established at a bank of our choosing. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately. The funds that support the SecureLine (Reg. TM) account are part of our general account and is subject to the claims of our creditors and are not FDIC insured. We receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account.

If you request a lump sum surrender payable to yourself for either an in-service or termination distribution, and your surrender value is $10,000 or more ($25,000 for certain contracts,subject to state insurance regulatory restrictions. Please contact us for availability), your money will be placed into the account in your name unless you instruct us otherwise. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is $10,000 or more ($25,000 for certain contracts, subject to regulatory restrictions as described above), the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


Loans


With respect to an allocated group contract, a participant under a plan that permits loans may apply for a loan under the contract prior to such participant's annuity commencement date. A participant must complete a loan application and assign account value in the fixed side equal to the loan amount as security for the loan. If the account value in the fixed side is less than the loan amount, we will transfer account value from the VAA to the fixed side, from either the subaccounts specified by the participant or on a pro-rata basis from all subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of account value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the participant under all plans. However, for plans not subject to ERISA, if 50% of the total account value is less than $10,000, the participant may borrow the lesser of $10,000 or 100% of the account value. A participant may have only one contract loan with us at any one time. Also, if the participant had an outstanding loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.

The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the participant in which case the loan must be repaid within 20 years or less.

The amounts and terms of a participant loan may be subject to the restrictions imposed under Section 72(p) of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.

Please note: certain contracts do not have all of the loan provisions outlined above. Therefore, your contract may contain loan provisions with the following differences:
 o the loan interest for new loans is determined monthly (not quarterly);
 o the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and
 o the loan interest rate for existing loans may increase or decrease (not just decrease).

See your contract for more information.

24


Delay of Payments


Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may defer payments from the fixed side of the contract for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/ or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.



Amendment of Contract


We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult a tax adviser about the tax consequences of an assignment.



Distribution of the Contracts

We serve as principal underwriter for the contracts. We are registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and are a member of NASD, Inc. We offer the contracts through and pay commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation ("LFA"), an affiliate. We also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.


Compensation Paid to LFA.

The maximum commission we pay to LFA is 4.50% of contributions received during the first contract year. Upon annuitization, the maximum commission we pay to LFA is 1.25% of contract value and ongoing annual compensation of up to 0.00% of each contribution in renewal contract years. We also pay for the operating and other expenses of LFA, including the following sales expenses: Sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


Compensation Paid to Unaffiliated Selling Firms. We pay commission to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 4.50% of contributions rreceived during the first contract year. Upon annuitization, the maximum commission we pay to Selling Firms is 1.25% of contract value and ongoing annual compensation of up to 0.00% of each contribution in renewal contract years.

We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts.

Depending on the particular selling arrangements, there may be others whom we compensate for the distribution activities. For example, we may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. We may compensate marketing



                                                                              25


organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.



Annuity Payouts


As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.



Annuity Options


Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner or participant.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner or participant, as applicable.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.


Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:

 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the appropriate office.


General information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.


26

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.



Variable Annuity Payouts


Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.




Federal Tax Matters


Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.



                                                                              27


Tax Deferral on Earnings


The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.



Investments in the VAA Must Be Diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.



Tax Treatment of Qualified Contracts


The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.



Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions


Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity SM Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.


28


Federal Penalty Taxes Payable on Distributions


The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Taxation of Death Benefits


We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions.



Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Federal Income Tax Withholding


We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.



Our Tax Status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the Law


The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.


                                                                              29


Additional Information

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege


With respect to a participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 9740 Portland, Maine 04104. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).



State Regulation


As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.



Restrictions Under the Texas Optional Retirement Program


Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as defined in Texas law;

2. Retirement; or

3. Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.



Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.



Other Information


A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to


30

the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.



Legal Proceedings

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the VAA or the Principal Underwriter.



                                                                              31

Statement of Additional Information
Table of Contents for Lincoln Life Variable Annuity Account Q



Item                                                  Page
Special Terms                                        B-2
Services                                             B-2
Principal Underwriter                                B-2
Purchase of Securities Being Offered                 B-2
Annuity payouts                                      B-2
Determination of Accumulation and Annuity Unit
Value                                                B-3
Advertising                                          B-3
Other Information                                    B-4
Financial Statements                                 B-4


For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                        Group Variable Annuity Contracts
                    Lincoln Life Variable Annuity Account Q











Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account
                                   Account Q.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to: The Lincoln Life National Insurance Co., P. O. Box 99740, Portland, ME 04104

32


Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relating to accumulation unit values and number of accumulation units for the periods ended December 31, come from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI. The beginning unit valuation date for both the standard and break point contract is June 1, 1998.



                                       Standard                                               Breakpoint
                   -------------------------------------------------       -------------------------------------------------
                      Accumulation unit value                                 Accumulation unit value
                   -----------------------------         Number of         -----------------------------         Number of
                    Beginning           End of          accumulation        Beginning           End of          accumulation
                    of period           period             units            of period           period             units
                   -----------       -----------       -------------       -----------       -----------       -------------
                              (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein Growth and Income Portfolio
2004.........         10.342*           11.133*               1               10.350*           11.150*                2
2005.........         11.133            11.528               11               11.150            11.575                68
-------------         ------            ------               --               ------            ------                --
AllianceBernstein VP Growth Portfolio
2000.........         10.000             8.658*               1               10.000*            8.673*                1
2001.........          8.658             6.544                9                8.673             6.573                 5
2002.........          6.544             4.648               16                6.573             4.680                 8
2003.........          4.648             6.198               26                4.680             6.256                12
2004.........          6.198             7.028               34                6.256             7.112                26
2005.........          7.028             7.768               45                7.112             7.880                29
-------------         ------            ------               --               ------            ------                --
AllianceBernstein VP Global Technology Portfolio
2000.........         10.000*            7.372*               8               10.000*            7.383*                6
2001.........          7.372             5.440               19                7.383             5.463                12
2002.........          5.440             3.134               32                5.463             3.155                19
2003.........          3.134             4.462               55                3.155             4.503                31
2004.........          4.462             4.642               70                4.503             4.696                78
2005.........          4.642             4.764               81                4.696             4.831                91
-------------         ------            ------               --               ------            ------                --
American Funds Global Growth Fund
2004.........         10.291*           11.309*               1               10.245*           11.327*               31
2005.........         11.309            12.772               11               11.327            12.825                90
-------------         ------            ------               --               ------            ------                --
American Funds Growth Fund
2000.........         10.000*            9.560*              35               10.000*            9.575*              249
2001.........          9.560             7.746              162                9.575             7.778               494
2002.........          7.746             5.794              293                7.778             5.832               984
2003.........          5.794             7.847              419                5.832             7.919             1,346
2004.........          7.847             8.740              578                7.919             8.842             1,908
2005.........          8.740            10.054              723                8.842            10.197             2,469
-------------         ------            ------              ---               ------            ------             -----
American Funds Growth-Income Fund
2004.........         10.316*           10.977*              12               10.149*           10.994*              431
2005.........         10.977            11.502               58               10.994            11.548               822
-------------         ------            ------              ---               ------            ------             -----
American Funds International Fund
2000.........         10.000*            8.085*              10               10.000*            8.098*               81
2001.........          8.085             6.412               24                8.098             6.439               120
2002.........          6.412             5.406               60                6.439             5.442               145
2003.........          5.406             7.218               84                5.442             7.284               219
2004.........          7.218             8.526              122                7.284             8.627               441
2005.........          8.526            10.256              185                8.627            10.404               685
-------------         ------            ------              ---               ------            ------             -----
Baron Capital Asset Fund
1999.........         10.000*           11.468*               1               10.000*           11.488*                1
2000.........         11.468            11.052                3               11.488            11.100                 6
2001.........         11.052            12.292               19               11.100            12.377                10
2002.........         12.292            10.442               28               12.377            10.540                18
2003.........         10.442            13.441               43               10.540            13.601                21
2004.........         13.441            16.718               67               13.601            16.961                42
2005.........         16.718            17.109              106               16.961            17.400                74
-------------         ------            ------              ---               ------            ------             -----
Delaware VIP Diversified Income Series
2004.........         10.095*           10.936*               3               10.190*           10.952*               10
2005.........         10.936            10.778               28               10.952            10.821                75
-------------         ------            ------              ---               ------            ------             -----

                                       Standard                                             Breakpoint
                   ------------------------------------------------      ------------------------------------------------
                      Accumulation unit value                               Accumulation unit value
                   -----------------------------        Number of        -----------------------------        Number of
                    Beginning          End of          accumulation       Beginning          End of          accumulation
                    of period          period             units           of period          period             units
                   -----------      ------------      -------------      -----------      ------------      -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Global Bond Series
1998.........          1.125             1.184                2              1.125             1.186              10
1999.........          1.184             1.130                2              1.186             1.135              14
2000.........          1.130             1.128                7              1.135             1.136               9
2001.........          1.128             1.111               22              1.136             1.122              32
2002.........          1.111             1.376              122              1.122             1.393             199
2003.........          1.376             1.640              218              1.393             1.664             238
2004.........          1.640             1.835              274              1.664             1.866             212
2005.........          1.835             1.660              331              1.866             1.692             391
-------------          -----             -----              ---              -----             -----             ---
Delaware VIP High Yield Series
2005.........         10.182            10.273                1             10.298            10.289               1**
-------------         ------            ------              ---             ------            ------             ---
Delaware VIP Value Series
1998.........          1.596             1.611                1              1.596             1.613             199
1999.........          1.611             1.547                1              1.613             1.553             315
2000.........          1.547             1.706               10              1.553             1.716             305
2001.........          1.706             1.623              102              1.716             1.637            1,066
2002.........          1.623             1.307              196              1.637             1.321            2,036
2003.........          1.307             1.660              350              1.321             1.682            2,031
2004.........          1.660             1.888              467              1.682             1.919            1,798
2005.........          1.888             1.982              598              1.919             2.020            2,129
-------------         ------            ------              ---             ------            ------            -----
Delaware VIP REIT Series
2000.........         10.000*           11.662*               2             10.000*           11.683*              3
2001.........         11.662            12.560               12             11.683            12.615              18
2002.........         12.560            12.998               30             12.615            13.086              44
2003.........         12.998            17.246               47             13.086            17.408              80
2004.........         17.246            22.432               77             17.408            22.700             126
2005.........         22.432            23.801              116             22.700            24.145             145
-------------         ------            ------              ---             ------            ------            -----
Delaware VIP Small Cap Value Series
2001.........          1.000*            1.023*             116              1.000*            1.024*              3
2002.........          1.023             0.955              286              1.024             0.959             142
2003.........          0.955             1.339              493              0.959             1.348             274
2004.........          1.339             1.606              857              1.348             1.621             895
2005.........          1.606             1.735            1,300              1.621             1.756            1,722
-------------         ------            ------            -----             ------            ------            -----
Delaware VIP Trend Series
1998.........          1.220             1.368                2              1.220             1.370             628
1999.........          1.368             2.309                2              1.370             2.318             946
2000.........          2.309             2.129              190              2.318             2.143            1,712
2001.........          2.129             1.784              395              2.143             1.800            2,781
2002.........          1.784             1.414              553              1.800             1.431            2,347
2003.........          1.414             1.892              677              1.431             1.918            2,031
2004.........          1.892             2.109              850              1.918             2.144            2,121
2005.........          2.109             2.210              926              2.144             2.253            1,948
-------------         ------            ------            -----             ------            ------            -----
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
1999.........         10.000*           11.331*               1             10.000*           11.349*              6
2000.........         11.331            10.465               16             11.349            10.508              52
2001.........         10.465             9.080               26             10.508             9.140             169
2002.........          9.080             8.142               42              9.140             8.217             287
2003.........          8.142            10.346               74              8.217            10.468             334
2004.........         10.346            11.815               99             10.468            11.984             442
2005.........         11.815            13.667              163             11.984            13.898             574
-------------         ------            ------            -----             ------            ------            -----
Fidelity (Reg. TM) VIP Growth Portfolio
1999.........         10.000*           12.380*               1             10.000*           12.403*             78
2000.........         12.380            10.900               20             12.403            10.948             224
2001.........         10.900             8.878               44             10.948             8.940             464
2002.........          8.878             6.135               58              8.940             6.194             427
2003.........          6.135             8.065               81              6.194             8.163             353
2004.........          8.065             8.245               99              8.163             8.366             281
2005.........          8.245             8.626              110              8.366             8.775             202
-------------         ------            ------            -----             ------            ------            -----

                                      Standard                                             Breakpoint
                   -----------------------------------------------       -----------------------------------------------
                     Accumulation unit value                               Accumulation unit value
                   ---------------------------         Number of         ---------------------------         Number of
                    Beginning          End of         accumulation        Beginning          End of         accumulation
                    of period          period            units            of period          period            units
                   -----------       ---------       -------------       -----------       ---------       -------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Worldwide Growth Portfolio
1999.........         10.000*          15.055*               1              10.000*          15.084*              97
2000.........         15.055           12.569               43              15.084           12.626              307
2001.........         12.569            9.652               79              12.626            9.720              489
2002.........          9.652            7.119              106               9.720            7.187              471
2003.........          7.119            8.738              130               7.187            8.844              377
2004.........          8.738            9.065              137               8.844            9.198              243
2005.........          9.065            9.501              127               9.198            9.665              207
-------------         ------           ------              ---              ------           ------              ---
Lincoln VIP Aggressive Growth Fund
1998.........          1.739            1.567                1               1.739            1.569              554
1999.........          1.567            2.209                1               1.569            2.218              468
2000.........          2.209            2.128              121               2.218            2.142            1,001
2001.........          2.128            1.406              321               2.142            1.419            1,026
2002.........          1.406            0.971              455               1.419            0.982            1,104
2003.........          0.971            1.275              629               0.982            1.293            1,214
2004.........          1.275            1.435              701               1.293            1.459            1,108
2005.........          1.435            1.560              804               1.459            1.590            1,143
-------------         ------           ------              ---              ------           ------            -----
Lincoln VIP Aggressive Profile Fund
2005.........         10.300           10.938                6              10.056           10.955                2
-------------         ------           ------              ---              ------           ------            -----
Lincoln VIP Bond Fund
1998.........          4.776            5.023                1               4.776            5.032              283
1999.........          5.023            4.811                1               5.032            4.831              664
2000.........          4.811            5.281               15               4.831            5.317              508
2001.........          5.281            5.707               78               5.317            5.760              624
2002.........          5.707            6.224              198               5.760            6.298              536
2003.........          6.224            6.611              292               6.298            6.706              586
2004.........          6.611            6.892              373               6.706            7.009              646
2005.........          6.892            7.003              498               7.009            7.140              858
-------------         ------           ------              ---              ------           ------            -----
Lincoln VIP Capital Appreciation Fund
1998.........          2.119            2.573                1               2.119            2.577              555
1999.........          2.573            3.706                3               2.577            3.721            2,697
2000.........          3.706            3.088              272               3.721            3.108            3,498
2001.........          3.088            2.266              466               3.108            2.286            4,464
2002.........          2.266            1.638              655               2.286            1.657            3,784
2003.........          1.638            2.148              812               1.657            2.179            2,969
2004.........          2.148            2.239              823               2.179            2.277            2,286
2005.........          2.239            2.310              796               2.277            2.355            1,752
-------------         ------           ------              ---              ------           ------            -----
Lincoln VIPT Conservative Profile Fund
2005.........         10.036           10.303                5              10.029           10.319                1
-------------         ------           ------              ---              ------           ------            -----
Lincoln VIP Equity-Income Fund
1998.........          2.356            2.399                1               2.356            2.403              777
1999.........          2.399            2.524                1               2.403            2.534            1,395
2000.........          2.524            2.764               17               2.534            2.782              885
2001.........          2.764            2.536              199               2.782            2.559            1,547
2002.........          2.536            2.117              565               2.559            2.142            2,005
2003.........          2.117            2.774              812               2.142            2.813            2,589
2004.........          2.774            3.015            1,021               2.813            3.065            3,162
2005.........          3.015            3.119            1,085               3.065            3.179            3,416
-------------         ------           ------            -----              ------           ------            -----
Lincoln VIP Global Asset Allocation Fund
1998.........          2.938            3.056                1               2.938            3.061              140
1999.........          3.056            3.369                1               3.061            3.383              190
2000.........          3.369            3.154                5               3.383            3.175              196
2001.........          3.154            2.879               28               3.175            2.906              215
2002.........          2.879            2.509               61               2.906            2.538              213
2003.........          2.509            2.991              120               2.538            3.034              234
2004.........          2.991            3.362              166               3.034            3.419              286
2005.........          3.362            3.555              219               3.419            3.624              292
-------------         ------           ------            -----              ------           ------            -----

                                      Standard                                            Breakpoint
                   ----------------------------------------------       ----------------------------------------------
                    Accumulation unit value                              Accumulation unit value
                   --------------------------         Number of         --------------------------         Number of
                    Beginning         End of         accumulation        Beginning         End of         accumulation
                    of period         period            units            of period         period            units
                   -----------       --------       -------------       -----------       --------       -------------
                           (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Growth and Income Fund
1998.........         10.522          11.496               1               10.522          11.515              600
1999.........         11.496          13.379               1               11.515          13.434            1,429
2000.........         13.379          11.970              31               13.434          12.049            1,554
2001.........         11.970          10.520              84               12.049          10.616            1,725
2002.........         10.520           8.118             119               10.616           8.213            1,684
2003.........          8.118          10.426             153                8.213          10.574            1,658
2004.........         10.426          11.559             193               10.574          11.754            1,479
2005.........         11.559          12.078             224               11.754          12.313            1,405
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP International Fund
1998.........          1.799           1.773               1                1.799           1.776              685
1999.........          1.773           2.057               1                1.776           2.065            1,317
2000.........          2.057           2.039               8                2.065           2.052              866
2001.........          2.039           1.818              17                2.052           1.834              848
2002.........          1.818           1.606              73                1.834           1.624              712
2003.........          1.606           2.251             117                1.624           2.283              711
2004.........          2.251           2.695             181                2.283           2.740              945
2005.........          2.695           3.003             388                2.740           3.061            1,669
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Managed Fund
1998.........          5.004           5.260               1                5.004           5.269              220
1999.........          5.260           5.610               1                5.269           5.633              631
2000.........          5.610           5.476               6                5.633           5.512              478
2001.........          5.476           5.334              37                5.512           5.383              536
2002.........          5.334           4.697              63                5.383           4.752              589
2003.........          4.697           5.715             109                4.752           5.797              724
2004.........          5.715           6.224             143                5.797           6.329            1,211
2005.........          6.224           6.441             188                6.329           6.566            1,526
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Moderate Profile Fund
2005.........         10.023          10.525              22               10.155          10.540               18
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Moderately Aggressive Profile Fund
2005.........         10.038          10.701              16               10.197          10.716               11
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Money Market Fund
1998.........          2.460           2.516               1                2.460           2.521              847
1999.........          2.516           2.608               1                2.521           2.621            1,109
2000.........          2.608           2.738             224                2.621           2.759            1,313
2001.........          2.738           2.820             355                2.759           2.848            1,589
2002.........          2.820           2.831             411                2.848           2.867            1,056
2003.........          2.831           2.822             531                2.867           2.865              694
2004.........          2.822           2.818             573                2.865           2.868              807
2005.........          2.818           2.868             633                2.868           2.926              998
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Social Awareness Fund
1998.........          5.471           5.875               1                5.471           5.883              824
1999.........          5.875           6.715               1                5.883           6.741            1,300
2000.........          6.715           6.094              31                6.741           6.133            1,502
2001.........          6.094           5.459              81                6.133           5.508            1,588
2002.........          5.459           4.209             149                5.508           4.257            1,493
2003.........          4.209           5.495             200                4.257           5.572            1,488
2004.........          5.495           6.131             244                5.572           6.233            1,369
2005.........          6.131           6.800             295                6.233           6.930            1,359
-------------         ------          ------             ---               ------          ------            -----
Lincoln VIP Special Opportunities Fund
1998.........          8.943           8.721               1                8.943           8.733              109
1999.........          8.721           8.249               1                8.733           8.280              133
2000.........          8.249           9.476               1                8.280           9.536              104
2001.........          9.476           9.581              15                9.536           9.666              158
2002.........          9.581           8.374              33                9.666           8.469              161
2003.........          8.374          11.108              56                8.469          11.264              183
2004.........         11.108          13.501              84               11.264          13.725              233
2005.........         13.501          15.457             133               13.725          15.754              343
-------------         ------          ------             ---               ------          ------            -----

                                       Standard                                               Breakpoint
                   -------------------------------------------------       -------------------------------------------------
                      Accumulation unit value                                 Accumulation unit value
                   -----------------------------         Number of         -----------------------------         Number of
                    Beginning           End of          accumulation        Beginning           End of          accumulation
                    of period           period             units            of period           period             units
                   -----------       -----------       -------------       -----------       -----------       -------------
                              (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS (Reg. TM) VIT Utilities Series
2001.........          1.000*            0.786*              14                1.000*            0.788*               2
2002.........          0.786             0.601               68                0.788             0.604               10
2003.........          0.601             0.809              158                0.604             0.814               50
2004.........          0.809             1.043              291                0.814             1.053              206
2005.........          1.043             1.206              703                1.053             1.221              687
-------------          -----             -----              ---                -----             -----              ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
1999.........         10.000*           15.310*               1               10.000*           15.340*               1
2000.........         15.310            14.026               16               15.340            14.089               19
2001.........         14.026            10.464               38               14.089            10.537               29
2002.........         10.464             7.320               52               10.537             7.390               40
2003.........          7.320             9.281               77                7.390             9.394               54
2004.........          9.281            10.687               88                9.394            10.844               81
2005.........         10.687            12.035              100               10.844            12.242              106
-------------         ------            ------              ---               ------            ------              ---
Neuberger Berman AMT Partners Portfolio
1999.........         10.000*            9.793*               1               10.000*            9.810*               2
2000.........          9.793             9.763                3                9.810             9.805                4
2001.........          9.763             9.392                9                9.805             9.457                9
2002.........          9.392             7.054               16                9.457             7.120               14
2003.........          7.054             9.434               24                7.120             9.546               10
2004.........          9.434            11.112               26                9.546            11.273               18
2005.........         11.112            12.987               26               11.273            13.208               38
-------------         ------            ------              ---               ------            ------              ---
Putnam VT Health Sciences Fund
2001.........          1.000*            0.946*              16                1.000*            0.947*               1
2002.........          0.946             0.746               76                0.947             0.749               20
2003.........          0.746             0.874              202                0.749             0.880               60
2004.........          0.874             0.927              256                0.880             0.935              132
2005.........          0.927             1.039              321                0.935             1.051              204
-------------         ------            ------              ---               ------            ------              ---
Scudder VIT Equity 500 Index Fund
1999.........         10.000*           10.999*               1               10.000*           11.018*              94
2000.........         10.999             9.884               24               11.018             9.925              493
2001.........          9.884             8.593               47                9.925             8.651              721
2002.........          8.593             6.609               96                8.651             6.670              979
2003.........          6.609             8.385              157                6.670             8.485              740
2004.........          8.385             9.181              202                8.485             9.313              664
2005.........          9.181             9.515              248                9.313             9.676              589
-------------         ------            ------              ---               ------            ------              ---
Scudder VIT Small Cap Index Fund
1999.........         10.000*           11.669*               1               10.000*           11.693*               1
2000.........         11.669            11.107                2               11.693            11.158                8
2001.........         11.107            11.223                6               11.158            11.303               29
2002.........         11.223             8.824               14               11.303             8.910              118
2003.........          8.824            12.792               24                8.910            12.949               86
2004.........         12.792            14.914               36               12.949            15.134              103
2005.........         14.914            15.394               48               15.134            15.661              108
-------------         ------            ------              ---               ------            ------              ---


* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity in the subaccounts through December 31.


** All numbers less than 500 were rounded up to one.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life
Variable Annuity Account Q   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2006. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 9740, Portland, Maine 04104, or call 1-800-341-0441.




Table of Contents





Item                                                  Page
Special Terms                                        B-2
Services                                             B-2
Principal Underwriter                                B-2
Purchase of Securities Being Offered                 B-2
Annuity Payouts                                      B-2


Item                                                  Page
Determination of Accumulation and Annuity Unit
Value                                                B-3
Advertising                                          B-3
Other Information                                    B-4
Financial Statements                                 B-4


This SAI is not a prospectus.

The date of this SAI is May 1, 2006.



Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.




Principal Underwriter
We serve as principal underwriter for the contracts, as described in the prospectus. We are not a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation, our affiliate and the principal underwriter for certain other contracts issued by us. We also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. We paid $416,807, $524,197, and $1,564,042 to Lincoln Sales Representatives and Selling Firms in 2003, 2004, and 2005, respectively, as sales compensation with respect to the contracts. We retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.


The offering of the contracts is continuous.




Annuity Payouts

Variable Annuity Payouts

Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and

                                                                             B-2

 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Proof of Age, Sex and Survival


We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.




Determination of Accumulation and Annuity Unit Value

A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.




Advertising
Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.



B-3


Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.


Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.




Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

Financial statements of the VAA and of Lincoln Life appear on the following pages.

Lincoln Life Variable Annuity Account Q

Statement of assets and liabilities

December 31, 2005

                                                                                                 Mortality &
                                                                                                 Expense
                                                        Contract                   Contract      Guarantee
                                                        Purchases                  Redemptions   Charges
                                                        Due from                   Due to        Payable to
                                                        The Lincoln                The Lincoln   The Lincoln
                                                        National Life              National Life National Life
                                                        Insurance                  Insurance     Insurance
Subaccount                                  Investments Company       Total Assets Company       Company       Net Assets
--------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B            $   828,465    $  415     $   828,880     $   --        $   40     $   828,840
ABVPSF Growth Class B                           579,581        --         579,581        658            29         578,894
ABVPSF Growth and Income Class B                910,975       374         911,349         --            39         911,310
American Funds Global Growth Class 2          1,292,478       717       1,293,195         --            55       1,293,140
American Funds Growth Class 2                32,445,306     3,396      32,448,702         --         1,440      32,447,262
American Funds Growth-Income Class 2         10,155,941     3,828      10,159,769         --           428      10,159,341
American Funds International Class 2          9,031,510        --       9,031,510      7,054           399       9,024,057
Baron Capital Asset                           3,102,256     2,699       3,104,955         --           153       3,104,802
Delaware VIPT Diversified Income              1,112,236       600       1,112,836         --            50       1,112,786
Delaware VIPT Global Bond                     1,210,554       812       1,211,366         --            57       1,211,309
Delaware VIPT High Yield                         10,393        57          10,450         --             1          10,449
Delaware VIPT REIT                            6,260,259     3,478       6,263,737         --           296       6,263,441
Delaware VIPT Small Cap Value Service Class   5,276,577     4,132       5,280,709         --           249       5,280,460
Delaware VIPT Trend                           6,435,704        86       6,435,790         --           295       6,435,495
Delaware VIPT Value                           5,485,713       446       5,486,159         --           243       5,485,916
Fidelity VIP Contrafund Service Class        10,197,758        --      10,197,758      2,332           452      10,194,974
Fidelity VIP Growth Service Class             2,718,869       506       2,719,375         --           126       2,719,249
Janus Aspen Series Worldwide Growth           3,212,898       659       3,213,557         --           150       3,213,407
Lincoln VIPT Aggressive Growth                3,069,779     1,652       3,071,431         --           144       3,071,287
Lincoln VIPT Aggressive Profile                  85,740       282          86,022         --             4          86,018
Lincoln VIPT Bond                             9,611,248     4,087       9,615,335         --           443       9,614,892
Lincoln VIPT Capital Appreciation             5,963,527       391       5,963,918         --           272       5,963,646
Lincoln VIPT Conservative Profile                58,036     1,275          59,311         --             3          59,308
Lincoln VIPT Equity-Income                   14,237,358     4,189      14,241,547         --           635      14,240,912
Lincoln VIPT Global Asset Allocation          1,837,106       902       1,838,008         --            87       1,837,921
Lincoln VIPT Growth and Income               20,008,450     3,430      20,011,880         --           864      20,011,016
Lincoln VIPT International                    6,269,134     4,602       6,273,736         --           275       6,273,461
Lincoln VIPT Managed                         11,227,473     2,404      11,229,877         --           480      11,229,397
Lincoln VIPT Moderate Profile                   417,200     3,900         421,100         --            20         421,080
Lincoln VIPT Moderately Aggressive Profile      289,353     2,297         291,650         --            14         291,636
Lincoln VIPT Money Market                     4,730,233     5,965       4,736,198         --           219       4,735,979
Lincoln VIPT Social Awareness                11,423,344     2,818      11,426,162         --           499      11,425,663
Lincoln VIPT Special Opportunities            7,467,278     4,647       7,471,925         --           337       7,471,588
MFS VIT Utilities                             1,685,459     1,410       1,686,869         --            81       1,686,788
NB AMT Mid-Cap Growth                         2,505,688       397       2,506,085         --           120       2,505,965
NB AMT Partners                                 841,461       211         841,672         --            39         841,633
Putnam VT Health Sciences Class IB              548,117       124         548,241         --            27         548,214
Scudder VIT Equity 500 Index                  8,050,562     7,551       8,058,113         --           365       8,057,748
Scudder VIT Small Cap Index                   2,429,077     1,362       2,430,439         --           111       2,430,328

See accompanying notes.

Lincoln Life Variable Annuity Account Q

Statement of operations

Year Ended December 31, 2005

                                            Dividends                    Net
                                            from       Mortality and     Investment
                                            Investment Expense           Income
Subaccount                                  Income     Guarantee Charges (Loss)
-----------------------------------------------------------------------------------
ABVPSF Global Technology Class B             $     --      $  (6,333)     $ (6,333)
ABVPSF Growth Class B                              --         (4,359)       (4,359)
ABVPSF Growth and Income Class B                8,990         (4,846)        4,144
American Funds Global Growth Class 2            5,400         (6,066)         (666)
American Funds Growth Class 2                 200,954       (215,323)      (14,369)
American Funds Growth-Income Class 2          122,829        (57,746)       65,083
American Funds International Class 2          116,903        (53,730)       63,173
Baron Capital Asset                                --        (22,699)      (22,699)
Delaware VIPT Diversified Income                2,950         (5,432)       (2,482)
Delaware VIPT Global Bond                     133,187         (9,351)      123,836
Delaware VIPT High Yield                           --            (15)          (15)
Delaware VIPT REIT                             89,388        (45,160)       44,228
Delaware VIPT Small Cap Value Service Class     5,084        (34,899)      (29,815)
Delaware VIPT Trend                                --        (48,522)      (48,522)
Delaware VIPT Value                            73,474        (38,573)       34,901
Fidelity VIP Contrafund Service Class          14,077        (65,077)      (51,000)
Fidelity VIP Growth Service Class               9,983        (21,664)      (11,681)
Janus Aspen Series Worldwide Growth            43,048        (26,263)       16,785
Lincoln VIPT Aggressive Growth                     --        (22,751)      (22,751)
Lincoln VIPT Aggressive Profile                    --           (139)         (139)
Lincoln VIPT Bond                             388,545        (70,409)      318,136
Lincoln VIPT Capital Appreciation              15,056        (49,462)      (34,406)
Lincoln VIPT Conservative Profile                  --           (106)         (106)
Lincoln VIPT Equity-Income                    155,463       (105,899)       49,564
Lincoln VIPT Global Asset Allocation           21,329        (14,079)        7,250
Lincoln VIPT Growth and Income                258,333       (151,985)      106,348
Lincoln VIPT International                    118,576        (39,489)       79,087
Lincoln VIPT Managed                          252,772        (75,993)      176,779
Lincoln VIPT Moderate Profile                      --           (602)         (602)
Lincoln VIPT Moderately Aggressive Profile         --           (573)         (573)
Lincoln VIPT Money Market                     108,040        (32,984)       75,056
Lincoln VIPT Social Awareness                  90,661        (82,657)        8,004
Lincoln VIPT Special Opportunities             78,581        (48,936)       29,645
MFS VIT Utilities                               4,927         (9,707)       (4,780)
NB AMT Mid-Cap Growth                              --        (18,092)      (18,092)
NB AMT Partners                                 6,279         (5,766)          513
Putnam VT Health Sciences Class IB                231         (4,077)       (3,846)
Scudder VIT Equity 500 Index                  118,147        (63,777)       54,370
Scudder VIT Small Cap Index                    13,782        (17,763)       (3,981)

See accompanying notes.

                                               Net Change in   Net Increase
                 Dividends from Total Net      Unrealized      (Decrease) in
  Net Realized   Net Realized   Realized       Appreciation or Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Depreciation    Resulting from
  Investments    Investments    Investments    on Investments  Operations
  ---------------------------------------------------------------------------
    $  (1,018)      $     --      $  (1,018)     $   36,952      $   29,601
        6,325             --          6,325          55,646          57,612
           --             --             --          32,565          36,709
        3,760             --          3,760         124,847         127,941
      176,531             --        176,531       3,953,748       4,115,910
       22,650         29,944         52,594         347,325         465,002
      123,996             --        123,996       1,252,410       1,439,579
       54,628             --         54,628          55,982          87,911
       (1,974)         1,430           (544)         (7,675)        (10,701)
       (5,727)        15,769         10,042        (238,252)       (104,374)
           --             --             --             101              86
      105,954        270,896        376,850         (77,045)        344,033
       22,148        229,400        251,548         160,230         381,963
      106,095             --        106,095         201,450         259,023
       87,524             --         87,524         117,059         239,484
      157,990          1,280        159,270       1,175,496       1,283,766
     (149,397)            --       (149,397)        267,233         106,155
     (132,748)            --       (132,748)        263,719         147,756
      (68,356)            --        (68,356)        330,958         239,851
           --             --             --           2,108           1,969
       (3,197)        78,915         75,718        (257,234)        136,620
     (394,170)            --       (394,170)        593,151         164,575
           --             --             --             768             662
      152,242        418,451        570,693        (142,168)        478,089
        9,148         44,526         53,674          39,481         100,405
     (358,390)            --       (358,390)      1,167,425         915,383
       81,184             --         81,184         474,387         634,658
       47,209             --         47,209         145,797         369,785
           84             --             84           6,352           5,834
           78             --             78           7,229           6,734
           --             --             --              --          75,056
      (56,743)            --        (56,743)      1,182,561       1,133,822
       87,724        189,085        276,809         559,147         865,601
       22,650             --         22,650         141,043         158,913
        8,174             --          8,174         281,629         271,711
       68,830            146         68,976          45,462         114,951
        6,637             --          6,637          50,949          53,740
       94,879             --         94,879         161,383         310,632
       74,619         59,111        133,730         (58,832)         70,917

Lincoln Life Variable Annuity Account Q

Statements of changes in net assets

Years Ended December 31, 2004 and 2005

                                                                         ABVPSF Global ABVPSF        ABVPSF
                                                                         Technology    Growth        Growth and
                                                                         Class B       Class B       Income Class B
                                                                         Subaccount    Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $   384,485   $   230,493   $        --
Changes From Operations:
.. Net investment income (loss)                                                 (4,973)       (3,070)          (62)
.. Net realized gain (loss) on investments                                      (6,257)        1,837           187
.. Net change in unrealized appreciation or depreciation on investments         34,891        45,719         1,650
                                                                          -----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           23,661        44,486         1,775
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                         417,101       216,139        35,906
..  Contract withdrawals                                                      (137,032)      (67,662)       (7,510)
                                                                          -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 280,069       148,477        28,396
                                                                          -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       303,730       192,963        30,171
                                                                          -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2004                                               688,215       423,456        30,171
Changes From Operations:
.. Net investment income (loss)                                                 (6,333)       (4,359)        4,144
.. Net realized gain (loss) on investments                                      (1,018)        6,325            --
.. Net change in unrealized appreciation or depreciation on investments         36,952        55,646        32,565
                                                                          -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                29,601        57,612        36,709
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                         218,900       191,945       866,987
..  Contract withdrawals                                                      (107,876)      (94,119)      (22,557)
                                                                          -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 111,024        97,826       844,430
                                                                          -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       140,625       155,438       881,139
                                                                          -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2005                                           $   828,840   $   578,894   $   911,310
                                                                          ===========   ===========   ===========

                                                                                                     Fidelity VIP
                                                                         Delaware VIPT Delaware VIPT Contrafund
                                                                         Trend         Value         Service Class
                                                                         Subaccount    Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $ 5,177,280   $ 3,997,997   $ 4,264,114
Changes From Operations:
.. Net investment income (loss)                                                (46,110)       28,025       (30,238)
.. Net realized gain (loss) on investments                                      43,920       114,936        98,616
.. Net change in unrealized appreciation or depreciation on investments        643,629       381,014       704,843
                                                                          -----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          641,439       523,975       773,221
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                       1,565,743     1,132,057     2,363,502
..  Contract withdrawals                                                    (1,042,456)   (1,321,969)     (931,520)
                                                                          -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 523,287      (189,912)    1,431,982
                                                                          -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,164,726       334,063     2,205,203
                                                                          -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2004                                             6,342,006     4,332,060     6,469,317
Changes From Operations:
.. Net investment income (loss)                                                (48,522)       34,901       (51,000)
.. Net realized gain (loss) on investments                                     106,095        87,524       159,270
.. Net change in unrealized appreciation or depreciation on investments        201,450       117,059     1,175,496
                                                                          -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               259,023       239,484     1,283,766
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                       1,693,303     1,749,015     3,595,718
..  Contract withdrawals                                                    (1,858,837)     (834,643)   (1,153,827)
                                                                          -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                (165,534)      914,372     2,441,891
                                                                          -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        93,489     1,153,856     3,725,657
                                                                          -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2005                                           $ 6,435,495   $ 5,485,916   $10,194,974
                                                                          ===========   ===========   ===========

                                                                         American Funds
                                                                         Global Growth
                                                                         Class 2
                                                                         Subaccount
---------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $        --
Changes From Operations:
.. Net investment income (loss)                                                   (590)
.. Net realized gain (loss) on investments                                         996
.. Net change in unrealized appreciation or depreciation on investments         26,792
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           27,198
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                         399,628
..  Contract withdrawals                                                       (75,050)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 324,578
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       351,776
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2004                                               351,776
Changes From Operations:
.. Net investment income (loss)                                                   (666)
.. Net realized gain (loss) on investments                                       3,760
.. Net change in unrealized appreciation or depreciation on investments        124,847
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               127,941
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                         880,739
..  Contract withdrawals                                                       (67,316)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 813,423
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       941,364
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2005                                           $ 1,293,140
                                                                          ===========

                                                                         Fidelity VIP
                                                                         Growth
                                                                         Service Class
                                                                         Subaccount
---------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $ 3,539,829
Changes From Operations:
.. Net investment income (loss)                                                (21,180)
.. Net realized gain (loss) on investments                                    (184,450)
.. Net change in unrealized appreciation or depreciation on investments        269,524
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           63,894
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                         750,043
..  Contract withdrawals                                                    (1,183,798)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                (433,755)
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (369,861)
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2004                                             3,169,968
Changes From Operations:
.. Net investment income (loss)                                                (11,681)
.. Net realized gain (loss) on investments                                    (149,397)
.. Net change in unrealized appreciation or depreciation on investments        267,233
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               106,155
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                         632,260
..  Contract withdrawals                                                    (1,189,134)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                (556,874)
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (450,719)
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2005                                           $ 2,719,249
                                                                          ===========

See accompanying notes.

                 American Funds American Funds               Delaware VIPT
American Funds   Growth-Income  International  Baron Capital Diversified   Delaware VIPT Delaware VIPT Delaware VIPT
Growth Class 2   Class 2        Class 2        Asset         Income        Global Bond   High Yield    REIT
Subaccount       Subaccount     Subaccount     Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------
  $13,947,287     $        --    $ 2,199,947    $   867,917   $        --   $  754,715    $        --   $ 2,204,724
     (106,558)         21,975         27,638        (11,513)         (221)      83,876             --        29,789
       38,346             708        221,318         56,552             1       25,579             --        98,975
    2,188,207         333,669        410,448        265,064         4,757      (13,759)            --       791,486
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
    2,119,995         356,352        659,404        310,103         4,537       95,696             --       920,250
    8,184,962       4,630,404      4,746,095      1,223,041       136,894      366,535             --     2,134,913
   (2,333,158)       (108,794)    (2,763,612)      (571,571)         (909)    (317,698)            --      (687,683)
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------

    5,851,804       4,521,610      1,982,483        651,470       135,985       48,837             --     1,447,230
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
    7,971,799       4,877,962      2,641,887        961,573       140,522      144,533             --     2,367,480
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
   21,919,086       4,877,962      4,841,834      1,829,490       140,522      899,248             --     4,572,204
      (14,369)         65,083         63,173        (22,699)       (2,482)     123,836            (15)       44,228
      176,531          52,594        123,996         54,628          (544)      10,042             --       376,850
    3,953,748         347,325      1,252,410         55,982        (7,675)    (238,252)           101       (77,045)
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
    4,115,910         465,002      1,439,579         87,911       (10,701)    (104,374)            86       344,033
    9,369,779       5,698,636      4,189,025      1,791,922     1,178,366      652,633         10,430     2,549,023
   (2,957,513)       (882,259)    (1,446,381)      (604,521)     (195,401)    (236,198)           (67)   (1,201,819)
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------

    6,412,266       4,816,377      2,742,644      1,187,401       982,965      416,435         10,363     1,347,204
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
   10,528,176       5,281,379      4,182,223      1,275,312       972,264      312,061         10,449     1,691,237
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
  $32,447,262     $10,159,341    $ 9,024,057    $ 3,104,802   $ 1,112,786   $1,211,309    $    10,449   $ 6,263,441
  ===========     ===========    ===========    ===========   ===========   ==========    ===========   ===========

Janus Aspen      Lincoln VIPT   Lincoln VIPT                 Lincoln VIPT  Lincoln VIPT                Lincoln VIPT
Series Worldwide Aggressive     Aggressive     Lincoln VIPT  Capital       Conservative  Lincoln VIPT  Global Asset
Growth           Growth         Profile        Bond          Appreciation  Profile       Equity-Income Allocation
Subaccount       Subaccount     Subaccount     Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------
  $ 4,472,969     $ 2,372,947    $        --    $ 5,861,135   $ 8,212,338   $       --    $ 9,537,529   $ 1,066,543
        4,722         (20,187)            --        218,128       (59,628)          --         38,459        11,074
     (422,046)       (156,589)            --        204,824      (767,241)          --         67,860        (1,927)
      540,069         473,451             --       (139,702)    1,081,594           --        903,231       150,721
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
      122,745         296,675             --        283,250       254,725           --      1,009,550       159,868
    1,090,233         640,611             --      2,905,829     1,634,602           --      3,703,222       492,385
   (2,205,638)       (687,187)            --     (1,953,840)   (3,055,453)          --     (1,478,652)     (185,971)
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------

   (1,115,405)        (46,576)            --        951,989    (1,420,851)          --      2,224,570       306,414
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
     (992,660)        250,099             --      1,235,239    (1,166,126)          --      3,234,120       466,282
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
    3,480,309       2,623,046             --      7,096,374     7,046,212           --     12,771,649     1,532,825
       16,785         (22,751)          (139)       318,136       (34,406)        (106)        49,564         7,250
     (132,748)        (68,356)            --         75,718      (394,170)          --        570,693        53,674
      263,719         330,958          2,108       (257,234)      593,151          768       (142,168)       39,481
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
      147,756         239,851          1,969        136,620       164,575          662        478,089       100,405
      676,175         926,839         84,072      3,777,603     1,055,030       58,971      3,350,421       413,912
   (1,090,833)       (718,449)           (23)    (1,395,705)   (2,302,171)        (325)    (2,359,247)     (209,221)
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------

     (414,658)        208,390         84,049      2,381,898    (1,247,141)      58,646        991,174       204,691
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
     (266,902)        448,241         86,018      2,518,518    (1,082,566)      59,308      1,469,263       305,096
  -----------     -----------    -----------    -----------   -----------   ----------    -----------   -----------
  $ 3,213,407     $ 3,071,287    $    86,018    $ 9,614,892   $ 5,963,646   $   59,308    $14,240,912   $ 1,837,921
  ===========     ===========    ===========    ===========   ===========   ==========    ===========   ===========

Delaware VIPT
Small Cap Value
Service Class
Subaccount
---------------
  $ 1,029,828
      (16,732)
       55,405
      383,171
  -----------
      421,844
    1,767,780
     (391,953)
  -----------

    1,375,827
  -----------
    1,797,671
  -----------
    2,827,499
      (29,815)
      251,548
      160,230
  -----------
      381,963
    2,606,493
     (535,495)
  -----------

    2,070,998
  -----------
    2,452,961
  -----------
  $ 5,280,460
  ===========

Lincoln VIPT
Growth and
Income
Subaccount
---------------
  $19,129,401
       93,288
   (1,009,447)
    2,893,905
  -----------
    1,977,746
    2,740,264
   (4,239,605)
  -----------

   (1,499,341)
  -----------
      478,405
  -----------
   19,607,806
      106,348
     (358,390)
    1,167,425
  -----------
      915,383
    2,426,434
   (2,938,607)
  -----------

     (512,173)
  -----------
      403,210
  -----------
  $20,011,016
  ===========

Lincoln Life Variable Annuity Account Q

Years Ended December 31, 2004 and 2005

                                                                                                                 Lincoln VIPT
                                                                                                    Lincoln VIPT Moderately
                                                                         Lincoln VIPT  Lincoln VIPT Moderate     Aggressive
                                                                         International Managed      Profile      Profile
                                                                         Subaccount    Subaccount   Subaccount   Subaccount
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $ 1,886,005  $ 4,820,875  $        --   $       --
Changes From Operations:
.. Net investment income (loss)                                                  9,391      116,310           --           --
.. Net realized gain (loss) on investments                                     193,184      (24,978)          --           --
.. Net change in unrealized appreciation or depreciation on investments        268,396      574,001           --           --
                                                                          -----------  -----------  -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          470,971      665,333           --           --
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                       3,593,800    3,695,136           --           --
..  Contract withdrawals                                                    (2,872,443)    (627,526)          --           --
                                                                          -----------  -----------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        721,357    3,067,610           --           --
                                                                          -----------  -----------  -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,192,328    3,732,943           --           --
                                                                          -----------  -----------  -----------   ----------
NET ASSETS AT DECEMBER 31, 2004                                             3,078,333    8,553,818           --           --
Changes From Operations:
.. Net investment income (loss)                                                 79,087      176,779         (602)        (573)
.. Net realized gain (loss) on investments                                      81,184       47,209           84           78
.. Net change in unrealized appreciation or depreciation on investments        474,387      145,797        6,352        7,229
                                                                          -----------  -----------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               634,658      369,785        5,834        6,734
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                       3,529,502    2,890,719      426,827      288,777
..  Contract withdrawals                                                      (969,032)    (584,925)     (11,581)      (3,875)
                                                                          -----------  -----------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      2,560,470    2,305,794      415,246      284,902
                                                                          -----------  -----------  -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     3,195,128    2,675,579      421,080      291,636
                                                                          -----------  -----------  -----------   ----------
NET ASSETS AT DECEMBER 31, 2005                                           $ 6,273,461  $11,229,397  $   421,080   $  291,636
                                                                          ===========  ===========  ===========   ==========

                                                                                       Putnam VT
                                                                                       Health       Scudder VIT  Scudder VIT
                                                                         NB AMT        Sciences     Equity 500   Small Cap
                                                                         Partners      Class IB     Index        Index
                                                                         Subaccount    Subaccount   Subaccount   Subaccount
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $   318,880  $   228,840  $ 7,598,536   $1,425,213
Changes From Operations:
.. Net investment income (loss)                                                 (3,550)      (2,256)      26,094       (6,555)
.. Net realized gain (loss) on investments                                      10,703          986      (54,965)      50,156
.. Net change in unrealized appreciation or depreciation on investments         62,840       19,304      721,410      222,559
                                                                          -----------  -----------  -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           69,993       18,034      692,539      266,160
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                         183,287      178,082    1,927,943    1,015,217
..  Contract withdrawals                                                       (82,584)     (63,911)  (2,179,783)    (610,560)
                                                                          -----------  -----------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        100,703      114,171     (251,840)     404,657
                                                                          -----------  -----------  -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       170,696      132,205      440,699      670,817
                                                                          -----------  -----------  -----------   ----------
NET ASSETS AT DECEMBER 31, 2004                                               489,576      361,045    8,039,235    2,096,030
Changes From Operations:
.. Net investment income (loss)                                                    513       (3,846)      54,370       (3,981)
.. Net realized gain (loss) on investments                                      68,976        6,637       94,879      133,730
.. Net change in unrealized appreciation or depreciation on investments         45,462       50,949      161,383      (58,832)
                                                                          -----------  -----------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               114,951       53,740      310,632       70,917
Change From Unit Transactions:
 Accumulation Units:
..  Contract purchases                                                         657,880      221,241    2,059,575      997,588
..  Contract withdrawals                                                      (420,774)     (87,812)  (2,351,694)    (734,207)
                                                                          -----------  -----------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        237,106      133,429     (292,119)     263,381
                                                                          -----------  -----------  -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       352,057      187,169       18,513      334,298
                                                                          -----------  -----------  -----------   ----------
NET ASSETS AT DECEMBER 31, 2005                                           $   841,633  $   548,214  $ 8,057,748   $2,430,328
                                                                          ===========  ===========  ===========   ==========

        Lincoln VIPT  Lincoln VIPT Lincoln VIPT              NB AMT
        Money         Social       Special       MFS VIT     Mid-Cap
        Market        Awareness    Opportunities Utilities   Growth
        Subaccount    Subaccount   Subaccount    Subaccount  Subaccount
        ----------------------------------------------------------------
        $  3,486,678  $ 9,386,922   $2,681,282   $  168,584  $1,218,588
               1,882       15,378       17,283          502     (13,320)
                  --     (431,619)      40,423        4,182      (7,372)
                  --    1,509,293      659,112       86,222     253,408
        ------------  -----------   ----------   ----------  ----------
               1,882    1,093,052      716,818       90,906     232,716
          11,985,456    2,083,983    1,306,742      305,450     615,582
         (11,542,386)  (2,533,752)    (381,437)     (43,830)   (246,733)
        ------------  -----------   ----------   ----------  ----------
             443,070     (449,769)     925,305      261,620     368,849
        ------------  -----------   ----------   ----------  ----------
             444,952      643,283    1,642,123      352,526     601,565
        ------------  -----------   ----------   ----------  ----------
           3,931,630   10,030,205    4,323,405      521,110   1,820,153
              75,056        8,004       29,645       (4,780)    (18,092)
                  --      (56,743)     276,809       22,650       8,174
                  --    1,182,561      559,147      141,043     281,629
        ------------  -----------   ----------   ----------  ----------
              75,056    1,133,822      865,601      158,913     271,711
           5,571,637    1,915,229    3,102,015    1,241,360     646,707
          (4,842,344)  (1,653,593)    (819,433)    (234,595)   (232,606)
        ------------  -----------   ----------   ----------  ----------
             729,293      261,636    2,282,582    1,006,765     414,101
        ------------  -----------   ----------   ----------  ----------
             804,349    1,395,458    3,148,183    1,165,678     685,812
        ------------  -----------   ----------   ----------  ----------
        $  4,735,979  $11,425,663   $7,471,588   $1,686,788  $2,505,965
        ============  ===========   ==========   ==========  ==========

Lincoln Life Variable Annuity Account Q

Notes to financial statements

December 31, 2005

1. Accounting Policies and Account Information
The Variable Account: Lincoln Life Variable Annuity Account Q (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The operations of the Variable Account, which commenced on June 1, 1998, are part of the operations of the Company. The Variable Account consists of a Multi-Fund(R) Group Variable Annuity (GVA) product offering a mortality and expense guarantee reduction for accounts with a value greater than or equal to $5,000,000.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Accounts are divided into variable subaccounts, each of which is invested in shares of thirty-nine mutual funds (the Funds) of eleven diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
  ABVPSF Global Technology Class B Fund
  ABVPSF Growth and Income Class B Fund
  ABVPSF Growth Class B Fund

American Funds Insurance Series (American Funds):
  American Funds Global Growth Class 2 Fund
  American Funds Growth Class 2 Fund
  American Funds Growth-Income Class 2 Fund
  American Funds International Class 2 Fund

Baron Capital Funds Trust (Baron Capital):
  Baron Capital Asset Fund

Delaware VIP Trust (Delaware VIPT)*:
  Delaware VIPT Diversified Income Series
  Delaware VIPT Global Bond Series
  Delaware VIPT High Yield Series
  Delaware VIPT REIT Series
  Delaware VIPT Small Cap Value Service Class Series
  Delaware VIPT Trend Series
  Delaware VIPT Value Series

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Service Class Portfolio
  Fidelity VIP Growth Service Class Portfolio

Janus Aspen Series:
  Janus Aspen Series Worldwide Growth Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
  Lincoln VIPT Aggressive Growth Fund
  Lincoln VIPT Aggressive Profile Fund
  Lincoln VIPT Bond Fund
  Lincoln VIPT Capital Appreciation Fund
  Lincoln VIPT Conservative Profile Fund
  Lincoln VIPT Equity-Income Fund
  Lincoln VIPT Global Asset Allocation Fund
  Lincoln VIPT Growth and Income Fund
  Lincoln VIPT International Fund
  Lincoln VIPT Managed Fund
  Lincoln VIPT Moderately Aggressive Profile Fund
  Lincoln VIPT Moderate Profile Fund
  Lincoln VIPT Money Market Fund
  Lincoln VIPT Social Awareness Fund
  Lincoln VIPT Special Opportunities Fund

MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Utilities Series

Neuberger Berman Advisors Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Fund
  NB AMT Partners Fund

Putnam Variable Trust (Putnam VT):
  Putnam VT Health Sciences Class IB Fund

Scudder Investments VIT Funds (Scudder VIT):
  Scudder VIT Equity 500 Index Fund
  Scudder VIT Small Cap Index Fund

* Denotes an affiliate of The Lincoln National Life Insurance Company.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2005, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax

Lincoln Life Variable Annuity Account Q
law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

New Investment Funds and Fund Name Changes: In 2004, the ABVPSF Growth and Income Class B Fund, the American Funds Global Growth Class 2 Fund, the American Funds Growth-Income Class 2 Fund and the. Delaware VIPT Diversified Income Series became available as investment options to Variable Account contract owners. Accordingly, the 2004 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2004.

Also during 2004, the Delaware VIPT Large Cap Value Series changed its name to the Delaware VIPT Value Series.

During 2005, the Delaware VIPT High Yield Series, the Lincoln VIPT Aggressive Profile Fund, the Lincoln VIPT Conservative Profile Fund, the Lincoln VIPT Moderate Profile Fund and the Lincoln VIPT Moderately Aggressive Profile Fund became available as investment options for Variable Account contract owners. Accordingly, the 2005 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2005.

Also during 2005, the ABVPSF Technology Class B Fund changed its name to the ABVPSF Global Technology Class B Fund.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows:

..  Multi-Fund(R) GVA with account value greater than or equal to $5,000,000 at a daily rate of .0020547945% (.750% on an annual basis).
.. Multi-Fund(R) GVA with account value less than $5,000,000 at a daily rate of .00274525% (1.002% on an annual basis).

No amounts were retained by the Company for total or partial withdrawals of account balances. The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account.

Lincoln Life Variable Annuity Account Q

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2005 follows.

                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B
           2005               0.75%   1.002%  $ 4.76   $ 4.83     172,700    $   828,840    2.61%     2.87%     0.00%
           2004               0.75%   1.002%    4.64     4.70     147,348        688,215    4.04%     4.30%     0.00%
           2003               0.75%   1.002%    4.46     4.50      85,885        384,485   42.36%    42.72%     0.00%
           2002               0.75%   1.002%    3.13     3.15      51,242        160,998  (42.39)%  (42.24)%    0.00%
           2001               0.75%   1.002%    5.44     5.46      30,130        164,179  (26.20)%  (26.01)%    0.00%
ABVPSF Growth Class B
           2005               0.75%   1.002%    7.77     7.88      74,109        578,894   10.52%    10.80%     0.00%
           2004               0.75%   1.002%    7.03     7.11      59,946        423,456   13.39%    13.67%     0.00%
           2003               0.75%   1.002%    6.20     6.26      37,078        230,493   33.36%    33.70%     0.00%
           2002               0.75%   1.002%    4.65     4.68      24,698        115,062  (28.98)%  (28.80)%    0.00%
           2001               0.75%   1.002%    6.54     6.57      14,797         96,990  (24.41)%  (24.22)%    0.20%
ABVPSF Growth and Income Class B
           2005               0.75%   1.002%   11.53    11.58      78,776        911,310    3.55%     3.81%     1.44%
           2004  6/18/2004    0.75%   1.002%   11.13    11.15       2,708         30,171    7.65%     7.73%     0.00%
American Funds Global Growth Class 2
           2005               0.75%   1.002%   12.77    12.83     100,875      1,293,140   12.94%    13.22%     0.69%
           2004  6/18/2004    0.75%   1.002%   11.31    11.33      31,057        351,776    9.89%    10.57%     0.00%
American Funds Growth Class 2
           2005               0.75%   1.002%   10.05    10.20   3,192,120     32,447,262   15.03%    15.32%     0.75%
           2004               0.75%   1.002%    8.74     8.84   2,485,562     21,919,086   11.38%    11.66%     0.20%
           2003               0.75%   1.002%    7.85     7.92   1,764,994     13,947,287   35.44%    35.79%     0.13%
           2002               0.75%   1.002%    5.79     5.83   1,277,746      7,440,784  (25.21)%  (25.02)%    0.04%
           2001               0.75%   1.002%    7.75     7.78     655,262      5,091,655  (18.97)%  (18.76)%    0.46%
American Funds Growth-Income Class 2
           2005               0.75%   1.002%   11.50    11.55     879,946     10,159,341    4.78%     5.04%     1.62%
           2004  5/25/2004    0.75%   1.002%   10.98    10.99     443,703      4,877,962    6.41%     8.33%     1.24%
American Funds International Class 2
           2005               0.75%   1.002%   10.26    10.40     870,024      9,024,057   20.29%    20.60%     1.75%
           2004               0.75%   1.002%    8.53     8.63     562,680      4,841,834   18.13%    18.43%     1.61%
           2003               0.75%   1.002%    7.22     7.28     302,771      2,199,947   33.51%    33.85%     1.63%
           2002               0.75%   1.002%    5.41     5.44     204,490      1,110,768  (15.69)%  (15.48)%    1.51%
           2001               0.75%   1.002%    6.41     6.44     143,447        923,052  (20.69)%  (20.49)%    0.93%
Baron Capital Asset
           2005               0.75%   1.002%   17.11    17.40     180,206      3,104,802    2.33%     2.59%     0.00%
           2004               0.75%   1.002%   16.72    16.96     108,816      1,829,490   24.39%    24.70%     0.00%
           2003               0.75%   1.002%   13.44    13.60      64,323        867,917   28.72%    29.04%     0.00%
           2002               0.75%   1.002%   10.44    10.54      45,999        482,079  (15.05)%  (14.84)%    0.00%
           2001               0.75%   1.002%   12.29    12.38      28,528        351,510   11.22%    11.50%     0.00%
Delaware VIPT Diversified Income
           2005               0.75%   1.002%   10.78    10.82     102,943      1,112,786   (1.44)%   (1.19)%    0.45%
           2004  6/29/2004    0.75%   1.002%   10.94    10.95      12,835        140,522    7.48%     8.33%     0.00%
Delaware VIPT Global Bond
           2005               0.75%   1.002%    1.66     1.69     722,275      1,211,309   (9.56)%   (9.34)%   12.47%
           2004               0.75%   1.002%    1.84     1.87     486,442        899,248   11.88%    12.16%    11.76%
           2003               0.75%   1.002%    1.64     1.66     456,688        754,715   19.17%    19.47%     1.39%
           2002               0.75%   1.002%    1.38     1.39     320,578        444,510   23.84%    24.16%     0.23%
           2001               0.75%   1.002%    1.11     1.12      53,767         60,092   (1.48)%   (1.23)%    1.31%
Delaware VIPT High Yield
           2005  7/12/2005    0.75%   1.002%   10.27    10.29       1,017         10,449   (0.09)%    0.89%     0.00%
Delaware VIPT REIT
           2005               0.75%   1.002%   23.80    24.15     261,055      6,263,441    6.10%     6.37%     1.69%
           2004               0.75%   1.002%   22.43    22.70     202,327      4,572,204   30.07%    30.40%     1.79%
           2003               0.75%   1.002%   17.25    17.41     127,086      2,204,724   32.69%    33.02%     2.12%
           2002               0.75%   1.002%   13.00    13.09      73,685        961,628    3.48%     3.74%     1.85%
           2001               0.75%   1.002%   12.56    12.61      29,288        368,829    7.70%     7.98%     0.90%

Lincoln Life Variable Annuity Account Q

                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
Delaware VIPT Small Cap Value Service Class
           2005               0.75%   1.002%  $ 1.74   $ 1.76   3,022,566    $ 5,280,460    8.06%     8.33%     0.13%
           2004               0.75%   1.002%    1.61     1.62   1,752,398      2,827,499   19.95%    20.25%     0.02%
           2003               0.75%   1.002%    1.34     1.35     767,377      1,029,828   40.25%    40.61%     0.20%
           2002               0.75%   1.002%    0.95     0.96     428,176        409,294   (6.67)%   (6.43)%    0.18%
           2001  5/29/2001    0.75%   1.002%    1.02     1.02     119,182        121,904    2.28%     2.44%     0.00%
Delaware VIPT Trend
           2005               0.75%   1.002%    2.21     2.25   2,874,151      6,435,495    4.80%     5.07%     0.00%
           2004               0.75%   1.002%    2.11     2.14   2,971,760      6,342,006   11.48%    11.76%     0.00%
           2003               0.75%   1.002%    1.89     1.92   2,708,085      5,177,280   33.75%    34.09%     0.00%
           2002               0.75%   1.002%    1.41     1.43   2,899,671      4,139,556  (20.74)%  (20.54)%    0.00%
           2001               0.75%   1.002%    1.78     1.80   3,175,464      5,710,921  (16.18)%  (15.97)%    0.00%
Delaware VIPT Value
           2005               0.75%   1.002%    1.98     2.02   2,727,325      5,485,916    4.97%     5.24%     1.53%
           2004               0.75%   1.002%    1.89     1.92   2,264,739      4,332,060   13.79%    14.07%     1.52%
           2003               0.75%   1.002%    1.66     1.68   2,381,089      3,997,997   27.02%    27.34%     1.84%
           2002               0.75%   1.002%    1.31     1.32   2,231,551      2,945,559  (19.49)%  (19.28)%    1.22%
           2001               0.75%   1.002%    1.62     1.64   1,167,997      1,910,489   (4.84)%   (4.61)%    0.13%
Fidelity VIP Contrafund Service Class
           2005               0.75%   1.002%   13.67    13.90     736,255     10,194,974   15.68%    15.97%     0.17%
           2004               0.75%   1.002%   11.81    11.98     541,241      6,469,317   14.19%    14.48%     0.22%
           2003               0.75%   1.002%   10.35    10.47     408,201      4,264,114   27.07%    27.39%     0.33%
           2002               0.75%   1.002%    8.14     8.22     328,418      2,695,534  (10.33)%  (10.10)%    0.61%
           2001               0.75%   1.002%    9.08     9.14     194,841      1,779,379  (13.24)%  (13.02)%    0.45%
Fidelity VIP Growth Service Class
           2005               0.75%   1.002%    8.63     8.77     311,752      2,719,249    4.62%     4.88%     0.38%
           2004               0.75%   1.002%    8.25     8.37     380,341      3,169,968    2.23%     2.49%     0.17%
           2003               0.75%   1.002%    8.07     8.16     434,629      3,539,829   31.46%    31.79%     0.22%
           2002               0.75%   1.002%    6.14     6.19     485,529      3,003,817  (30.90)%  (30.72)%    0.14%
           2001               0.75%   1.002%    8.88     8.94     508,191      4,540,589  (18.55)%  (18.34)%    0.00%
Janus Aspen Series Worldwide Growth
           2005               0.75%   1.002%    9.50     9.66     334,649      3,213,407    4.81%     5.07%     1.39%
           2004               0.75%   1.002%    9.06     9.20     380,362      3,480,309    3.73%     4.00%     0.94%
           2003               0.75%   1.002%    8.74     8.84     507,295      4,472,969   22.76%    23.06%     1.10%
           2002               0.75%   1.002%    7.12     7.19     576,966      4,139,290  (26.25)%  (26.06)%    0.93%
           2001               0.75%   1.002%    9.65     9.72     568,423      5,519,476  (23.21)%  (23.02)%    0.52%
Lincoln VIPT Aggressive Growth
           2005               0.75%   1.002%    1.56     1.59   1,946,836      3,071,287    8.72%     8.99%     0.00%
           2004               0.75%   1.002%    1.43     1.46   1,809,557      2,623,046   12.53%    12.82%     0.00%
           2003               0.75%   1.002%    1.28     1.29   1,843,823      2,372,947   31.30%    31.63%     0.00%
           2002               0.75%   1.002%    0.97     0.98   1,558,684      1,526,124  (30.92)%  (30.74)%    0.00%
           2001               0.75%   1.002%    1.41     1.42   1,347,161      1,906,861  (33.96)%  (33.79)%    0.00%
Lincoln VIPT Aggressive Profile
           2005   7/1/2005    0.75%   1.002%   10.94    10.96       7,861         86,018    6.19%     8.94%     0.00%
Lincoln VIPT Bond
           2005               0.75%   1.002%    7.00     7.14   1,356,120      9,614,892    1.62%     1.87%     4.65%
           2004               0.75%   1.002%    6.89     7.01   1,018,689      7,096,374    4.25%     4.52%     4.29%
           2003               0.75%   1.002%    6.61     6.71     878,146      5,861,135    6.21%     6.48%     4.44%
           2002               0.75%   1.002%    6.22     6.30     734,026      4,608,324    9.06%     9.33%     5.08%
           2001               0.75%   1.002%    5.71     5.76     702,908      4,044,850    8.06%     8.34%     5.24%
Lincoln VIPT Capital Appreciation
           2005               0.75%   1.002%    2.31     2.35   2,547,880      5,963,646    3.16%     3.42%     0.25%
           2004               0.75%   1.002%    2.24     2.28   3,108,601      7,046,212    4.23%     4.50%     0.00%
           2003               0.75%   1.002%    2.15     2.18   3,780,794      8,212,338   31.14%    31.47%     0.00%
           2002               0.75%   1.002%    1.64     1.66   4,439,114      7,343,808  (27.69)%  (27.51)%    0.00%
           2001               0.75%   1.002%    2.27     2.29   4,929,596     11,259,408  (26.62)%  (26.44)%    0.00%
Lincoln VIPT Conservative Profile
           2005  6/23/2005    0.75%   1.002%   10.30    10.32       5,755         59,308    2.66%     2.89%     0.00%

Lincoln Life Variable Annuity Account Q

                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Equity-Income
           2005               0.75%   1.002%  $ 3.12   $ 3.18   4,500,549    $14,240,912    3.45%     3.71%     1.19%
           2004               0.75%   1.002%    3.01     3.06   4,183,785     12,771,649    8.67%     8.95%     1.15%
           2003               0.75%   1.002%    2.77     2.81   3,401,540      9,537,529   31.02%    31.35%     1.09%
           2002               0.75%   1.002%    2.12     2.14   2,569,719      5,489,771  (16.51)%  (16.30)%    1.27%
           2001               0.75%   1.002%    2.54     2.56   1,745,710      4,462,237   (8.27)%   (8.03)%    1.39%
Lincoln VIPT Global Asset Allocation
           2005               0.75%   1.002%    3.55     3.62     511,350      1,837,921    5.74%     6.00%     1.29%
           2004               0.75%   1.002%    3.36     3.42     451,129      1,532,825   12.41%    12.69%     1.76%
           2003               0.75%   1.002%    2.99     3.03     353,266      1,066,543   19.20%    19.50%     3.17%
           2002               0.75%   1.002%    2.51     2.54     273,834        693,318  (12.87)%  (12.64)%    1.59%
           2001               0.75%   1.002%    2.88     2.91     243,187        705,924   (8.70)%   (8.47)%    0.43%
Lincoln VIPT Growth and Income
           2005               0.75%   1.002%   12.08    12.31   1,629,512     20,011,016    4.49%     4.75%     1.33%
           2004               0.75%   1.002%   11.56    11.75   1,671,383     19,607,806   10.87%    11.15%     1.27%
           2003               0.75%   1.002%   10.43    10.57   1,811,178     19,129,401   28.42%    28.75%     1.21%
           2002               0.75%   1.002%    8.12     8.21   1,803,385     14,800,551  (22.83)%  (22.63)%    1.07%
           2001               0.75%   1.002%   10.52    10.62   1,809,679     19,203,251  (12.12)%  (11.89)%    1.01%
Lincoln VIPT International
           2005               0.75%   1.002%    3.00     3.06   2,056,975      6,273,461   11.42%    11.70%     2.38%
           2004               0.75%   1.002%    2.70     2.74   1,126,430      3,078,333   19.73%    20.03%     1.19%
           2003               0.75%   1.002%    2.25     2.28     827,820      1,886,005   40.21%    40.56%     2.17%
           2002               0.75%   1.002%    1.61     1.62     784,909      1,273,364  (11.66)%  (11.44)%    1.36%
           2001               0.75%   1.002%    1.82     1.83     865,832      1,587,469  (10.86)%  (10.64)%    2.13%
Lincoln VIPT Managed
           2005               0.75%   1.002%    6.44     6.57   1,713,911     11,229,397    3.48%     3.74%     2.58%
           2004               0.75%   1.002%    6.22     6.33   1,353,968      8,553,818    8.90%     9.18%     2.44%
           2003               0.75%   1.002%    5.72     5.80     833,194      4,820,875   21.67%    21.98%     2.33%
           2002               0.75%   1.002%    4.70     4.75     651,518      3,092,614  (11.94)%  (11.72)%    3.29%
           2001               0.75%   1.002%    5.33     5.38     573,692      3,086,251   (2.59)%   (2.35)%    3.36%
Lincoln VIPT Moderate Profile
           2005  6/30/2005    0.75%   1.002%   10.52    10.54      39,983        421,080    3.79%     5.01%     0.00%
Lincoln VIPT Moderately Aggressive Profile
           2005   7/1/2005    0.75%   1.002%   10.70    10.72      27,238        291,636    5.09%     6.61%     0.00%
Lincoln VIPT Money Market
           2005               0.75%   1.002%    2.87     2.93   1,631,121      4,735,979    1.76%     2.02%     2.81%
           2004               0.75%   1.002%    2.82     2.87   1,380,779      3,931,630   (0.13)%    0.13%     0.90%
           2003               0.75%   1.002%    2.82     2.86   1,225,111      3,486,678   (0.32)%   (0.07)%    0.69%
           2002               0.75%   1.002%    2.83     2.87   1,467,320      4,191,562    0.40%     0.65%     1.42%
           2001               0.75%   1.002%    2.82     2.85   1,944,372      5,527,694    2.97%     3.23%     3.82%
Lincoln VIPT Social Awareness
           2005               0.75%   1.002%    6.80     6.93   1,654,251     11,425,663   10.91%    11.19%     0.87%
           2004               0.75%   1.002%    6.13     6.23   1,613,304     10,030,205   11.58%    11.86%     0.94%
           2003               0.75%   1.002%    5.49     5.57   1,687,487      9,386,922   30.55%    30.88%     0.89%
           2002               0.75%   1.002%    4.21     4.26   1,642,522      6,985,484  (22.90)%  (22.70)%    0.94%
           2001               0.75%   1.002%    5.46     5.51   1,669,444      9,190,694  (10.43)%  (10.20)%    0.68%
Lincoln VIPT Special Opportunities
           2005               0.75%   1.002%   15.46    15.75     476,787      7,471,588   14.49%    14.78%     1.31%
           2004               0.75%   1.002%   13.50    13.72     316,369      4,323,405   21.54%    21.85%     1.34%
           2003               0.75%   1.002%   11.11    11.26     238,815      2,681,282   32.65%    33.00%     1.43%
           2002               0.75%   1.002%    8.37     8.47     193,799      1,638,224  (12.60)%  (12.38)%    1.45%
           2001               0.75%   1.002%    9.58     9.67     172,938      1,670,319    1.11%     1.37%     1.77%
MFS VIT Utilities
           2005               0.75%   1.002%    1.21     1.22   1,390,120      1,686,788   15.67%    15.97%     0.45%
           2004               0.75%   1.002%    1.04     1.05     497,755        521,110   28.90%    29.23%     1.09%
           2003               0.75%   1.002%    0.81     0.81     208,022        168,584   34.54%    34.88%     1.96%
           2002               0.75%   1.002%    0.60     0.60      78,486         47,226  (23.53)%  (23.33)%    2.04%
           2001  5/29/2001    0.75%   1.002%    0.79     0.79      16,478         12,963  (21.36)%  (21.24)%    0.00%

Lincoln Life Variable Annuity Account Q

                             Minimum Maximum Minimum  Maximum                           Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                    Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets Return(4) Return(4) Ratio(5)
----------------------------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth
           2005               0.75%   1.002%  $12.03   $12.24     206,395    $2,505,965   12.61%    12.89%     0.00%
           2004               0.75%   1.002%   10.69    10.84     169,120     1,820,153   15.15%    15.44%     0.00%
           2003               0.75%   1.002%    9.28     9.39     130,644     1,218,588   26.80%    27.11%     0.00%
           2002               0.75%   1.002%    7.32     7.39      92,065       676,727  (30.04)%  (29.87)%    0.00%
           2001               0.75%   1.002%   10.46    10.54      66,733       700,427  (25.40)%  (25.21)%    0.00%
NB AMT Partners
           2005               0.75%   1.002%   12.99    13.21      64,156       841,633   16.87%    17.16%     0.94%
           2004               0.75%   1.002%   11.11    11.27      43,801       489,576   17.79%    18.09%     0.01%
           2003               0.75%   1.002%    9.43     9.55      33,683       318,880   33.74%    34.08%     0.00%
           2002               0.75%   1.002%    7.05     7.12      30,433       215,630  (24.90)%  (24.71)%    0.44%
           2001               0.75%   1.002%    9.39     9.46      18,140       170,963   (3.80)%   (3.55)%    0.25%
Putnam VT Health Sciences Class IB
           2005               0.75%   1.002%    1.04     1.05     525,346       548,214   12.07%    12.35%     0.05%
           2004               0.75%   1.002%    0.93     0.94     388,298       361,045    6.06%     6.32%     0.17%
           2003               0.75%   1.002%    0.87     0.88     261,430       228,840   17.21%    17.50%     0.39%
           2002               0.75%   1.002%    0.75     0.75      95,950        71,610  (21.14)%  (20.94)%    0.00%
           2001  5/29/2001    0.75%   1.002%    0.95     0.95      17,100        16,174   (5.44)%   (5.29)%    0.00%
Scudder VIT Equity 500 Index
           2005               0.75%   1.002%    9.51     9.68     836,894     8,057,748    3.63%     3.89%     1.51%
           2004               0.75%   1.002%    9.18     9.31     866,070     8,039,235    9.49%     9.77%     1.13%
           2003               0.75%   1.002%    8.39     8.48     897,399     7,598,536   26.88%    27.20%     1.17%
           2002               0.75%   1.002%    6.61     6.67   1,075,044     7,165,001  (23.09)%  (22.90)%    1.13%
           2001               0.75%   1.002%    8.59     8.65     768,153     6,642,650  (13.06)%  (12.84)%    1.04%
Scudder VIT Small Cap Index
           2005               0.75%   1.002%   15.39    15.66     156,009     2,430,328    3.22%     3.48%     0.64%
           2004               0.75%   1.002%   14.91    15.13     139,023     2,096,030   16.58%    16.88%     0.44%
           2003               0.75%   1.002%   12.79    12.95     110,356     1,425,213   44.97%    45.33%     0.83%
           2002               0.75%   1.002%    8.82     8.91     132,035     1,175,221  (21.38)%  (21.18)%    0.90%
           2001               0.75%   1.002%   11.22    11.30      34,672       391,474    1.05%     1.31%     1.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

   Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Variable Annuity Account Q

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2005.

                                                   Aggregate  Aggregate
                                                   Cost of    Proceeds
       Subaccount                                  Purchases  from Sales
       -----------------------------------------------------------------
       ABVPSF Global Technology Class B            $  198,034 $   82,158
       ABVPSF Growth Class B                          166,002     65,354
       ABVPSF Growth and Income Class B               855,475      7,228
       American Funds Global Growth Class 2           882,322     69,831
       American Funds Growth Class 2                8,111,288  1,585,006
       American Funds Growth-Income Class 2         5,427,928    521,018
       American Funds International Class 2         3,833,740    995,739
       Baron Capital Asset                          1,564,823    395,931
       Delaware VIPT Diversified Income             1,157,213    175,731
       Delaware VIPT Global Bond                      745,291    198,614
       Delaware VIPT High Yield                        10,365         73
       Delaware VIPT REIT                           2,564,573    802,231
       Delaware VIPT Small Cap Value Service Class  2,536,773    249,513
       Delaware VIPT Trend                          1,256,631  1,430,554
       Delaware VIPT Value                          1,650,183    677,036
       Fidelity VIP Contrafund Service Class        3,327,454    922,584
       Fidelity VIP Growth Service Class              494,229  1,047,034
       Janus Aspen Series Worldwide Growth            542,282    913,545
       Lincoln VIPT Aggressive Growth                 791,322    598,599
       Lincoln VIPT Aggressive Profile                 83,687         55
       Lincoln VIPT Bond                            3,765,852    822,742
       Lincoln VIPT Capital Appreciation              759,858  1,992,575
       Lincoln VIPT Conservative Profile               57,524        256
       Lincoln VIPT Equity-Income                   3,403,014  1,841,328
       Lincoln VIPT Global Asset Allocation           446,718    172,383
       Lincoln VIPT Growth and Income               2,044,351  2,397,897
       Lincoln VIPT International                   3,390,792    749,338
       Lincoln VIPT Managed                         3,847,518  1,360,660
       Lincoln VIPT Moderate Profile                  422,372     11,608
       Lincoln VIPT Moderately Aggressive Profile     285,377      3,331
       Lincoln VIPT Money Market                    5,070,300  4,268,006
       Lincoln VIPT Social Awareness                1,617,424  1,314,892
       Lincoln VIPT Special Opportunities           3,041,619    530,315
       MFS VIT Utilities                            1,183,686    181,055
       NB AMT Mid-Cap Growth                          577,935    148,579
       NB AMT Partners                                608,979    335,240
       Putnam VT Health Sciences Class IB             197,331     62,715
       Scudder VIT Equity 500 Index                 1,704,020  1,925,328
       Scudder VIT Small Cap Index                    955,001    634,651

Lincoln Life Variable Annuity Account Q

5. Investments

The following is a summary of investments owned at December 31, 2005.

                                                    Net    Fair
                                            Shares  Asset  Value of
Subaccount                                  Owned   Value  Shares      Cost of Shares
-------------------------------------------------------------------------------------
ABVPSF Global Technology Class B             53,005 $15.63 $   828,465  $   786,700
ABVPSF Growth Class B                        28,763  20.15     579,581      476,830
ABVPSF Growth and Income Class B             36,956  24.65     910,975      876,760
American Funds Global Growth Class 2         66,213  19.52   1,292,478    1,140,839
American Funds Growth Class 2               550,107  58.98  32,445,306   26,044,104
American Funds Growth-Income Class 2        266,420  38.12  10,155,941    9,474,947
American Funds International Class 2        477,353  18.92   9,031,510    7,123,019
Baron Capital Asset                         110,953  27.96   3,102,256    2,652,643
Delaware VIPT Diversified Income            120,112   9.26   1,112,236    1,115,154
Delaware VIPT Global Bond                   117,188  10.33   1,210,554    1,344,229
Delaware VIPT High Yield                      1,758   5.91      10,393       10,292
Delaware VIPT REIT                          333,525  18.77   6,260,259    5,151,064
Delaware VIPT Small Cap Value Service Class 171,540  30.76   5,276,577    4,541,004
Delaware VIPT Trend                         197,839  32.53   6,435,704    5,376,584
Delaware VIPT Value                         285,268  19.23   5,485,713    4,649,748
Fidelity VIP Contrafund Service Class       329,704  30.93  10,197,758    7,782,830
Fidelity VIP Growth Service Class            81,015  33.56   2,718,869    2,852,210
Janus Aspen Series Worldwide Growth         114,910  27.96   3,212,898    3,470,159
Lincoln VIPT Aggressive Growth              283,609  10.82   3,069,779    3,142,578
Lincoln VIPT Aggressive Profile               7,526  11.39      85,740       83,632
Lincoln VIPT Bond                           761,589  12.62   9,611,248    9,840,475
Lincoln VIPT Capital Appreciation           324,528  18.38   5,963,527    6,759,866
Lincoln VIPT Conservative Profile             5,480  10.59      58,036       57,268
Lincoln VIPT Equity-Income                  791,228  17.99  14,237,358   12,647,963
Lincoln VIPT Global Asset Allocation        126,392  14.54   1,837,106    1,685,499
Lincoln VIPT Growth and Income              631,719  31.67  20,008,450   22,380,707
Lincoln VIPT International                  348,944  17.97   6,269,134    5,352,872
Lincoln VIPT Managed                        714,761  15.71  11,227,473   10,800,988
Lincoln VIPT Moderate Profile                38,395  10.87     417,200      410,848
Lincoln VIPT Moderately Aggressive Profile   26,068  11.10     289,353      282,124
Lincoln VIPT Money Market                   473,023  10.00   4,730,233    4,730,233
Lincoln VIPT Social Awareness               354,113  32.26  11,423,344   11,060,945
Lincoln VIPT Special Opportunities          187,305  39.87   7,467,278    5,921,525
MFS VIT Utilities                            70,997  23.74   1,685,459    1,434,398
NB AMT Mid-Cap Growth                       123,555  20.28   2,505,688    2,132,276
NB AMT Partners                              39,302  21.41     841,461      686,588
Putnam VT Health Sciences Class IB           41,305  13.27     548,117      461,407
Scudder VIT Equity 500 Index                614,078  13.11   8,050,562    7,423,880
Scudder VIT Small Cap Index                 168,686  14.40   2,429,077    2,059,185

Lincoln Life Variable Annuity Account Q

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2005 is as follows:

                                             Units     Units       Net Increase
 Subaccount                                  Issued    Redeemed    (Decrease)
 ------------------------------------------------------------------------------
 ABVPSF Global Technology Class B               52,431    (27,079)     25,352
 ABVPSF Growth Class B                          27,567    (13,404)     14,163
 ABVPSF Growth and Income Class B               78,293     (2,225)     76,068
 American Funds Global Growth Class 2           76,248     (6,430)     69,818
 American Funds Growth Class 2               1,039,309   (332,751)    706,558
 American Funds Growth-Income Class 2          517,414    (81,171)    436,243
 American Funds International Class 2          464,466   (157,122)    307,344
 Baron Capital Asset                           107,849    (36,459)     71,390
 Delaware VIPT Diversified Income              108,750    (18,642)     90,108
 Delaware VIPT Global Bond                     374,638   (138,805)    235,833
 Delaware VIPT High Yield                        1,025         (8)      1,017
 Delaware VIPT REIT                            114,118    (55,390)     58,728
 Delaware VIPT Small Cap Value Service Class 1,617,981   (347,813)  1,270,168
 Delaware VIPT Trend                           825,910   (923,519)    (97,609)
 Delaware VIPT Value                           906,911   (444,325)    462,586
 Fidelity VIP Contrafund Service Class         292,425    (97,411)    195,014
 Fidelity VIP Growth Service Class              76,763   (145,352)    (68,589)
 Janus Aspen Series Worldwide Growth            75,593   (121,306)    (45,713)
 Lincoln VIPT Aggressive Growth                633,079   (495,800)    137,279
 Lincoln VIPT Aggressive Profile                 7,880        (19)      7,861
 Lincoln VIPT Bond                             547,320   (209,889)    337,431
 Lincoln VIPT Capital Appreciation             475,250 (1,035,971)   (560,721)
 Lincoln VIPT Conservative Profile               5,799        (44)      5,755
 Lincoln VIPT Equity-Income                  1,110,431   (793,667)    316,764
 Lincoln VIPT Global Asset Allocation          121,195    (60,974)     60,221
 Lincoln VIPT Growth and Income                207,788   (249,659)    (41,871)
 Lincoln VIPT International                  1,265,560   (335,015)    930,545
 Lincoln VIPT Managed                          614,043   (254,100)    359,943
 Lincoln VIPT Moderate Profile                  41,157     (1,174)     39,983
 Lincoln VIPT Moderately Aggressive Profile     27,620       (382)     27,238
 Lincoln VIPT Money Market                   1,970,631 (1,720,289)    250,342
 Lincoln VIPT Social Awareness                 303,847   (262,900)     40,947
 Lincoln VIPT Special Opportunities            218,638    (58,220)    160,418
 MFS VIT Utilities                           1,119,907   (227,542)    892,365
 NB AMT Mid-Cap Growth                          58,933    (21,658)     37,275
 NB AMT Partners                                54,925    (34,570)     20,355
 Putnam VT Health Sciences Class IB            229,611    (92,563)    137,048
 Scudder VIT Equity 500 Index                  214,368   (243,544)    (29,176)
 Scudder VIT Small Cap Index                    67,264    (50,278)     16,986

Lincoln Life Variable Annuity Account Q

The change in units outstanding for the year ended December 31, 2004 is as follows:

                                             Units     Units       Net Increase
 Subaccount                                  Issued    Redeemed    (Decrease)
 ------------------------------------------------------------------------------
 ABVPSF Growth and Income Class B                3,417       (709)      2,708
 ABVPSF Growth Class B                          33,341    (10,473)     22,868
 ABVPSF Global Technology Class B               92,716    (31,253)     61,463
 American Funds Global Growth Class 2           38,343     (7,286)     31,057
 American Funds Growth Class 2                 999,957   (279,389)    720,568
 American Funds Growth-Income Class 2          446,423     (2,720)    443,703
 American Funds International Class 2          598,874   (338,965)    259,909
 Baron Capital Asset                            83,308    (38,815)     44,493
 Delaware VIPT Diversified Income               12,921        (86)     12,835
 Delaware VIPT Global Bond                     220,604   (190,850)     29,754
 Delaware VIPT REIT                            111,211    (35,970)     75,241
 Delaware VIPT Small Cap Value Service Class 1,264,220   (279,199)    985,021
 Delaware VIPT Trend                           787,725   (524,050)    263,675
 Delaware VIPT Value                           647,351   (763,701)   (116,350)
 Fidelity VIP Contrafund Service Class         222,836    (89,796)    133,040
 Fidelity VIP Growth Service Class              92,935   (147,223)    (54,288)
 Janus Aspen Series Worldwide Growth           127,696   (254,629)   (126,933)
 Lincoln VIPT Aggressive Growth                480,746   (515,012)    (34,266)
 Lincoln VIPT Bond                             425,471   (284,928)    140,543
 Lincoln VIPT Capital Appreciation             789,481 (1,461,674)   (672,193)
 Lincoln VIPT Equity-Income                  1,310,332   (528,087)    782,245
 Lincoln VIPT Global Asset Allocation          158,472    (60,609)     97,863
 Lincoln VIPT Growth and Income                259,396   (399,191)   (139,795)
 Lincoln VIPT International                  1,478,855 (1,180,245)    298,610
 Lincoln VIPT Managed                          652,232   (131,458)    520,774
 Lincoln VIPT Money Market                   4,171,077 (4,015,409)    155,668
 Lincoln VIPT Social Awareness                 376,111   (450,294)    (74,183)
 Lincoln VIPT Special Opportunities            112,671    (35,117)     77,554
 MFS VIT Utilities                             340,912    (51,179)    289,733
 NB AMT Mid-Cap Growth                          63,892    (25,416)     38,476
 NB AMT Partners                                17,941     (7,823)     10,118
 Putnam VT Health Sciences Class IB            201,781    (74,913)    126,868
 Scudder VIT Equity 500 Index                  231,945   (263,274)    (31,329)
 Scudder VIT Small Cap Index                    74,307    (45,640)     28,667

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Variable Annuity Account Q

We have audited the accompanying statement of assets and liabilities of Lincoln Life Variable Annuity Account Q ("Variable Account") comprised of the subaccounts described in Note 1, as of December 31, 2005, the related statement of operations for the year then ended and the statements of changes in net assets for each of the respective two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Variable Annuity Account Q at December 31, 2005, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2006

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                           2005          2004
                                                                       ------------  ------------
                                                                             (000s omitted)
                                                                       --------------------------
ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity (cost: 2005 -- $31,266,985; 2004 -- $31,514,767)    $ 32,244,707  $ 33,331,468
-----------------------------------------------------------------------
    Equity (cost: 2005 -- $94,908; 2004 -- $101,173)                        101,416       113,678
-----------------------------------------------------------------------
  Trading securities                                                      2,984,534     2,942,495
-----------------------------------------------------------------------
  Mortgage loans on real estate                                           3,661,585     3,855,110
-----------------------------------------------------------------------
  Real estate                                                               182,484       191,108
-----------------------------------------------------------------------
  Policy loans                                                            1,857,793     1,864,727
-----------------------------------------------------------------------
  Derivative investments                                                     41,426        52,663
-----------------------------------------------------------------------
  Other investments                                                         423,214       369,103
-------------------------------------------------------------------    ------------  ------------
     Total Investments                                                   41,497,159    42,720,352
-----------------------------------------------------------------------
Cash and invested cash                                                    1,961,621     1,237,704
-----------------------------------------------------------------------
Deferred acquisition costs                                                3,604,111     2,854,067
-----------------------------------------------------------------------
Premium and fees receivable                                                 285,114       243,289
-----------------------------------------------------------------------
Accrued investment income                                                   499,509       495,532
-----------------------------------------------------------------------
Amounts recoverable from reinsurers                                       6,955,245     7,055,970
-----------------------------------------------------------------------
Goodwill                                                                    919,172       919,172
-----------------------------------------------------------------------
Other intangible assets                                                     741,778       819,076
-----------------------------------------------------------------------
Other assets                                                              1,090,744       944,230
-----------------------------------------------------------------------
Assets held in separate accounts                                         56,427,220    48,018,358
-------------------------------------------------------------------    ------------  ------------
     Total Assets                                                      $113,981,673  $105,307,750
-------------------------------------------------------------------    ============  ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
  Insurance policy and claim reserves                                  $ 22,973,002  $ 22,461,322
-----------------------------------------------------------------------
  Contractholder funds                                                   22,612,264    23,126,638
-------------------------------------------------------------------    ------------  ------------
     Total Insurance and Investment Contract Liabilities                 45,585,266    45,587,960
-----------------------------------------------------------------------
Short-term debt                                                              33,861        32,072
-----------------------------------------------------------------------
Long-term debt                                                            1,250,000     1,297,182
-----------------------------------------------------------------------
Federal income taxes                                                        101,168       149,638
-----------------------------------------------------------------------
Reinsurance related derivative liability                                    278,243       351,974
-----------------------------------------------------------------------
Funds withheld reinsurance liabilities                                    1,710,704     1,580,217
-----------------------------------------------------------------------
Other liabilities                                                         2,434,074     2,186,576
-----------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                      835,016       911,437
-----------------------------------------------------------------------
Liabilities related to separate accounts                                 56,427,220    48,018,358
-------------------------------------------------------------------    ------------  ------------
     Total Liabilities                                                  108,655,552   100,115,414
-------------------------------------------------------------------    ------------  ------------
Shareholders' Equity:
Common stock -- $2.50 par value,
 authorized, issued and outstanding shares -- 10 million
 (owned by Lincoln National Corporation)                                     25,000        25,000
-------------------------------------------------------------------
Retained earnings                                                         4,847,735     4,385,155
-----------------------------------------------------------------------
Accumulated Other Comprehensive Income:
  Net unrealized gain on securities available-for-sale                      451,716       781,157
-----------------------------------------------------------------------
  Net unrealized gain on derivative instruments                               7,539        13,985
-----------------------------------------------------------------------
  Minimum pension liability adjustment                                       (5,869)      (12,961)
-------------------------------------------------------------------    ------------  ------------
     Total Accumulated Other Comprehensive Income                           453,386       782,181
-------------------------------------------------------------------    ------------  ------------
     Total Shareholders' Equity                                           5,326,121     5,192,336
-------------------------------------------------------------------    ------------  ------------
     Total Liabilities and Shareholders' Equity                        $113,981,673  $105,307,750
-------------------------------------------------------------------    ============  ============

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                          2005        2004        2003
                                                                       ----------  ----------  ----------
                                                                                 (000s omitted)
                                                                       ----------------------------------
Revenue:
Insurance premiums                                                     $   67,101  $  158,382  $  205,544
-----------------------------------------------------------------------
Insurance fees                                                          1,615,921   1,443,330   1,287,251
-----------------------------------------------------------------------
Net investment income                                                   2,592,298   2,593,207   2,540,077
-----------------------------------------------------------------------
Realized gain (loss) on investments                                       (16,282)    (45,139)    330,768
-----------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                     76,420      87,387      74,234
-----------------------------------------------------------------------
Other revenue and fees                                                    323,520     289,314     242,617
---------------------------------------------------------------------- ----------  ----------  ----------
 Total Revenue                                                          4,658,978   4,526,481   4,680,491
---------------------------------------------------------------------- ----------  ----------  ----------

Benefits and Expenses:
Benefits                                                                2,155,508   2,177,111   2,280,403
-----------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                 1,557,530   1,494,623   1,397,692
-----------------------------------------------------------------------
Interest and debt expense                                                  79,357      78,817      79,305
---------------------------------------------------------------------- ----------  ----------  ----------
 Total Benefits and Expenses                                            3,792,395   3,750,551   3,757,400
---------------------------------------------------------------------- ----------  ----------  ----------
Income before Federal Income Taxes and Cumulative Effect of Accounting
  Changes                                                                 866,583     775,930     923,091
-----------------------------------------------------------------------
Federal income taxes                                                      222,977     193,213     244,919
---------------------------------------------------------------------- ----------  ----------  ----------
Income before Cumulative Effect of Accounting Changes                     643,606     582,717     678,172
-----------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)          --     (25,647)   (236,624)
---------------------------------------------------------------------- ----------  ----------  ----------
 Net Income                                                            $  643,606  $  557,070  $  441,548
---------------------------------------------------------------------- ==========  ==========  ==========

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholders' Equity

                                                                            2005        2004        2003
                                                                         ----------  ----------  ----------
                                                                                   (000s omitted)
                                                                         ----------------------------------
Common Stock:
Balance at beginning and end-of-year                                     $   25,000  $   25,000  $   25,000
-------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                              4,385,155   3,856,029   3,610,211
-------------------------------------------------------------------------
Comprehensive income                                                        314,811     566,288     531,059
-------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Foreign currency translation adjustment                                                               (375)
-------------------------------------------------------------------------
 Net unrealized gain (loss) on securities available-for-sale, net of
   reclassification adjustment                                             (329,441)     23,187      54,870
-------------------------------------------------------------------------
 Net unrealized gain (loss) on derivative instruments                        (6,446)    (10,287)     (7,557)
-------------------------------------------------------------------------
 Minimum pension liability adjustment                                         7,092      (3,682)     42,573
------------------------------------------------------------------------ ----------  ----------  ----------
Net Income                                                                  643,606     557,070     441,548
-------------------------------------------------------------------------
Additional investment by Lincoln National Corporation/Stock Compensation     18,974     122,056       4,270
-------------------------------------------------------------------------
Dividends declared                                                         (200,000)   (150,000)   (200,000)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                 4,847,735   4,385,155   3,856,029
------------------------------------------------------------------------ ----------  ----------  ----------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                                781,157     757,970     703,100
-------------------------------------------------------------------------
Change during the year                                                     (329,441)     23,187      54,870
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                   451,716     781,157     757,970
------------------------------------------------------------------------ ----------  ----------  ----------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                                                 13,985      24,272      31,829
-------------------------------------------------------------------------
Change during the year                                                       (6,446)    (10,287)     (7,557)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                     7,539      13,985      24,272
------------------------------------------------------------------------ ----------  ----------  ----------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                (12,961)     (9,279)    (51,852)
-------------------------------------------------------------------------
Change during the year                                                        7,092      (3,682)     42,573
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                    (5,869)    (12,961)     (9,279)
------------------------------------------------------------------------ ----------  ----------  ----------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                                                     --          --         375
-------------------------------------------------------------------------
Change during the year                                                           --          --        (375)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                        --          --          --
------------------------------------------------------------------------ ----------  ----------  ----------
Total Shareholders' Equity at End-of-Year                                $5,326,121  $5,192,336  $4,653,992
------------------------------------------------------------------------ ==========  ==========  ==========

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                          2005         2004         2003
                                                                      -----------  -----------  ------------
                                                                                  (000s omitted)
                                                                      --------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $   643,606  $   557,070  $    441,548
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
 Deferred acquisition costs                                              (485,397)    (426,843)     (374,713)
----------------------------------------------------------------------
 Premiums and fees receivable                                              53,974      111,818      (174,546)
----------------------------------------------------------------------
 Accrued investment income                                                 (3,977)      (5,024)       14,436
----------------------------------------------------------------------
 Policy liabilities and accruals                                         (384,636)    (741,920)      335,873
----------------------------------------------------------------------
 Net trading securities purchases, sales and maturities                   (72,446)     (98,798)     (446,890)
----------------------------------------------------------------------
 Cumulative effect of accounting change                                        --       39,457       363,933
----------------------------------------------------------------------
 Contractholder funds                                                     813,111      905,587     1,095,460
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                      100,725      374,969      (895,523)
----------------------------------------------------------------------
 Federal income taxes                                                     144,045      120,968       202,067
----------------------------------------------------------------------
 Stock-based compensation expense                                          18,107       18,534         9,589
----------------------------------------------------------------------
 Depreciation                                                              64,273       48,260        49,039
----------------------------------------------------------------------
 Amortization of other intangible assets                                   77,299      102,208        90,917
----------------------------------------------------------------------
 Realized loss on investments and derivative instruments                   16,282       59,277        12,084
----------------------------------------------------------------------
 Gain on sale of subsidiaries/business                                         --      (14,137)           --
----------------------------------------------------------------------
 Amortization of deferred gain                                            (76,420)     (87,387)      (74,234)
----------------------------------------------------------------------
 Other                                                                   (246,448)    (275,023)      308,265
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Adjustments                                                         18,492      131,946       515,757
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by Operating Activities                              662,098      689,016       957,305
--------------------------------------------------------------------- -----------  -----------  ------------

Cash Flows from Investing Activities:
Securities-available-for-sale:
 Purchases                                                             (5,724,964)  (9,001,101)  (13,338,976)
----------------------------------------------------------------------
 Sales                                                                  3,766,918    4,740,060     8,181,666
----------------------------------------------------------------------
 Maturities                                                             2,392,403    2,468,287     3,010,136
----------------------------------------------------------------------
Purchase of other investments                                          (1,007,699)  (1,938,069)   (1,520,429)
----------------------------------------------------------------------
Sale or maturity of other investments                                   1,150,891    2,186,586     1,763,285
----------------------------------------------------------------------
Proceeds from disposition of business                                          --       10,242            --
----------------------------------------------------------------------
Other                                                                       8,647      145,524      (114,153)
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by (Used in) Investing Activities                    586,196   (1,388,471)   (2,018,471)
--------------------------------------------------------------------- -----------  -----------  ------------

Cash Flows from Financing Activities:
Issuance of long-term debt                                                     --       47,182            --
----------------------------------------------------------------------
Payment of long-term debt                                                 (47,182)          --            --
----------------------------------------------------------------------
Net decrease in short-term debt                                             1,789       (9,805)      (61,819)
----------------------------------------------------------------------
Universal life and investment contract deposits                         4,783,388    4,928,315     4,935,740
----------------------------------------------------------------------
Universal life and investment contract withdrawals                     (3,755,091)  (3,353,031)   (2,746,914)
----------------------------------------------------------------------
Investment contract transfers                                          (1,482,777)  (1,336,438)     (816,826)
----------------------------------------------------------------------
Increase in cash collateral on loaned securities                           45,009      181,013       112,236
----------------------------------------------------------------------
Increase in funds withheld liability                                      130,487       87,151        34,998
----------------------------------------------------------------------
Capital contribution from shareholder                                          --      100,000            --
----------------------------------------------------------------------
Dividends paid to shareholders                                           (200,000)    (150,000)     (200,000)
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by (Used in) Financing Activities                   (524,377)     494,387     1,257,415
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Increase (Decrease) in Cash and Invested Cash                      723,917     (205,068)      196,249
--------------------------------------------------------------------- -----------  -----------  ------------
Cash and Invested Cash at Beginning-of-Year                             1,237,704    1,442,772     1,246,523
--------------------------------------------------------------------- -----------  -----------  ------------
   Cash and Invested Cash at End-of-Year                              $ 1,961,621  $ 1,237,704  $  1,442,772
--------------------------------------------------------------------- ===========  ===========  ============

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
The accompanying Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries (LNL or The Company which may be referred to as we or us). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see
Note 10). These Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States. The balance sheet information presented in these financial statements and notes thereto is as of December 31 for each respective year. The statement of income information is for the year ended December 31 for each respective year.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain (loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses),

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)

gains on sale of subsidiaries/business, and net gain on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs ("DAC") and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments.
We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2005 and 2004, we had derivative instruments that were designated and qualified as cash flow hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in net income during the period of change.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 8 for further discussion of our accounting policy for derivative instruments.

Loaned Securities.
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

Property and Equipment.
Property and equipment owned for company use is included in other assets in our Consolidated Balance Sheet and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)


Other Revenues and Fees.
Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us and our insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs, Deferred Front End Loads, Deferred Sales
Inducements.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Bonus credits and amounts credited to policyholders for enhanced interest rates on variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements are considered sales inducement and deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") included in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2003 through 2005 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB") and guaranteed income benefits ("GIB"), and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB").

Goodwill and Other Intangible Assets.
Goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force ("PVIF") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for PVIF vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. PVIF is amortized in a manner consistent with DAC.

The carrying values of other intangible assets are reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)

environments in which the company operates, (2) profitability analyses,
(3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

Beginning January 1, 2004, the liabilities for future claim reserves for variable annuity products containing GMDB features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC. Prior to January 1, 2004, the liabilities for future claim reserves for the GMDB feature were a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR was positive.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2005 and 2004 participating policies comprised 3% and 4% of the face amount of insurance in-force, and dividend expenses were $77.7 million, $77.4 million, and $81.6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Reinsurance.
We enter into reinsurance agreements with other companies in the normal course of its business. Prior to the acquisition of our reinsurance operations by Swiss Re in 2001, we assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised our reinsurance operations. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits.
We account for our post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in shareholders' equity. For additional information on stock based incentive compensation see Note 7.

Income Taxes.
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications.
Certain amounts reported in prior years' Consolidated Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates


SFAS No. 123(r) -- Accounting for Share-Based Payment.

In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(r)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation." SFAS 123(r) requires recognition in the income statement of all share-based payments to employees based on their fair values. We had previously adopted the retroactive restatement method under SFAS 148, "Accounting for Stock-based Compensation - Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

We currently use the Black-Scholes formula to estimate the value of stock options granted to employees. We are evaluating the use of other acceptable option valuation models upon the required adoption of SFAS 123(r). SFAS 123(r) also requires the reporting of the benefits of tax deductions in excess of recognized compensation as financing cash flow rather than as an operating cash flow. In April 2005, the Securities and Exchange Commission ("SEC") deferred required implementation to January 1, 2006. We do not expect the adoption of SFAS 123(r) to have a material effect on our results of operations, operating cash flows or financial position.

Statement of Position 05-1.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for DAC on internal replacements other than those described in SFAS 97. An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or
(c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We expect to adopt SOP 05-1 effective January 1, 2007. We are currently evaluating the potential effects of SOP 05-1 on our consolidated financial condition and results of operations.

EITF 03-1 -- The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.

In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required the accrual of income on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made.

In September 2004, the FASB delayed the effective date of the accounting and measurement provisions of EITF 03-1 in order to consider further guidance. However, the disclosure requirements and the definition of other-than-temporary impairment ("OTTI") included in EITF 03-1 were not delayed, and accordingly we adopted the definition of OTTI to evaluate all securities within the scope of EITF 03-1 and provided the required disclosures.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of EITF 03-1, references existing OTTI guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 will be applied prospectively and is effective for reporting periods beginning after December 15, 2005. We will adopt FSP 115-1 on January 1, 2006. Our existing policies for recognizing OTTIs are consistent with the guidance in FSP 115-1, therefore we do not expect the adoption will have an effect on our consolidated financial condition or results of operations.

SFAS No. 155 -- Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
(b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assts," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and,
(d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. We expect to

The Lincoln National Life Insurance Company

2. Changes in Accounting Principles and Changes in Estimates (continued)

adopt SFAS 155 for all financial instruments acquired, issued, or subject to a remeasurement event occurring after January 1, 2007. Upon adoption of SFAS 155, the fair value election may also be applied to hybrid financial instruments that had previously been bifurcated pursuant to SFAS 133. Prior period restatement is not permitted. We are currently evaluating the potential effects of SFAS 155 on our consolidated financial condition and results of operations.

Statement of Position 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

Guaranteed Minimum Death Benefit Reserves. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Lincoln Retirement segment had been recording a reserve for GMDBs. At
December 31, 2003, our GMDB reserve was $46.4 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $9.7 million pre-tax. GMDB reserves were $14.8 million and $18.2 million at December 31, 2005 and 2004, respectively, of which $14.4 million and $18.0 million were ceded to an affiliated reinsurance company. See Note 13 for additional information.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, PVIF, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/PVIF/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43.2 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35.3 million pre-tax ($22.9 million after-tax) in 2004.

Sales Inducements. Our Lincoln Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

We previously deferred bonus credits as part of the DAC asset and reported the amortization of bonus credits as part of DAC amortization. Upon implementation of SOP 03-1, we reclassified bonus credits of $45.2 million from DAC to DSI, which are reported in other assets on the Consolidated Balance Sheets. Amortization of the DSI asset is reported as part of benefit expense. Prior period balance sheet and income statement line item presentation has been reclassified to conform to the new basis of presentation.

We previously reported excess DCA interest as benefit expense when the excess interest was earned under the contract. As required by SOP 03-1, during the first quarter of 2004, we began deferring excess DCA interest as DSI and amortizing this DSI as benefit expense over the expected life of the contract. Over the long run the same amount of excess DCA interest expense will emerge under SOP 03-1 as under our previous accounting method. However, due to the prospective treatment of new DSI, our net income was $7.9 million higher under SOP 03-1 in 2004 relative to the approach used in 2003. This pattern is expected to continue for near term financial reporting periods.

Universal Life Contracts. Our Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4.2 million pre-tax ($2.7 million after-tax) for the extension of benefit feature in MoneyGuard(R).

FSP FAS 97-1 -- Situations in Which Paragraphs of FASB Statement No. 97 Permit or Require Accrual of an Unearned Revenue Liability.

In June 2004, the FASB issued FSP FAS 97-1 ("FSP 97-1"), which was effective for the third quarter of 2004. FSP 97-1 clarified that SOP 03-1 did not restrict the recording of a liability for unearned revenue as defined in accordance with paragraphs 17(b) and 20 of SFAS 97 to only those situations where profits are followed by expected losses. We implemented the requirements of FSP 97-1, and they did not have any effect on our results of operations.

FSP FAS 106-2 -- Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003.

In May 2004, the FASB issued FSP FAS 106-2 ("FSP 106-2"), to provide accounting guidance related to the Medicare

The Lincoln National Life Insurance Company

2. Changes in Accounting Principles and Changes in Estimates (continued)

Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act"), which became law in December 2003. The Medicare Act introduces a prescription drug benefit under Medicare, and a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. FSP 106-2 requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004. We completed our analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in the third quarter of 2004. Implementation of FSP 106-2 did not have a material effect on our results of operations. For additional information, see Note 7. During 2005, we became eligible to receive the federal subsidy available under the Medicare Act, as the retiree prescription drug benefits included in our retiree medical benefit plan are at least actuarially equivalent to Medicare Part D.

Accounting for Modified Coinsurance.

During the fourth quarter of 2003, we implemented the FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements. The effective date for our implementation of DIG B36 was the October 1, 2003 start date of the fourth quarter.

In 2003 we recorded a charge to net income as a cumulative effect of accounting change of $236.6 million after-tax ($363.9 million pre-tax), representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements. In conjunction with the cumulative effect of accounting change, we also recorded an increase in other comprehensive income of $222.8 million after-tax ($342.8 million pre-tax), relating to a release of the liability for unrealized investment gains on the underlying available-for-sale securities, which, prior to the implementation of DIG B36, had been accounted for as gains benefiting the reinsurance companies assuming the risks under the Modco and CFW reinsurance agreements. Concurrent with the initial recording of the embedded derivative associated with these reinsurance arrangements, we reclassified related available-for-sale securities to trading securities, resulting in a mark-to-market adjustment of $342.9 million pre-tax ($222.9 million after-tax). The net effect of these adjustments, at the time of implementing DIG B36, was a reduction of $21.1 million in net income and $13.8 million in shareholders' equity.

Effective with the fourth quarter of 2003, changes in the fair value of the embedded derivative flow through net income, as do changes in the fair value of the trading account securities. These adjustments do not net to zero in any one particular accounting period due to the fact that not all of the invested assets supporting these Modco and CFW reinsurance agreements were available-for-sale securities that could be reclassified to trading securities, and not all Modco and CFW reinsurance agreements have segregated portfolios of securities that can be classified as trading securities. However, it is important to note that these differences in net income will reverse over the term of the underlying Modco and CFW reinsurance agreements, reflecting the fact that the accounting for the embedded derivatives prescribed in DIG B36 changes the timing of the recognition of income under these Modco and CFW reinsurance agreements but does not change the total amount of earnings that will ultimately be reported over the life of these agreements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost  Gains    Losses  Fair Value
                                             -------------- -------- -------  ----------
                                                            (in millions)
                                             -------------------------------------------
2005:
  Corporate bonds...........................   $24,189.6    $1,106.1 $(241.2) $25,054.5
  U.S. government bonds.....................       142.6        12.2      --      154.8
  Foreign government bonds..................       839.0        62.3    (2.9)     898.4
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       453.2         4.5    (5.5)     452.2
    Collateralized mortgage obligations.....     2,982.1        25.0   (34.0)   2,973.1
    Commercial mortgage backed securities...     2,350.5        51.8   (20.8)   2,381.5
    Other asset-backed securities...........        98.8         3.4    (0.2)     102.0
  State and municipal bonds.................       123.1         3.5    (0.8)     125.8
  Redeemable preferred stocks...............        88.1        14.3      --      102.4
                                               ---------    -------- -------  ---------
     Total fixed maturity securities........    31,267.0     1,283.1  (305.4)  32,244.7
Equity securities...........................        94.9         6.5      --      101.4
                                               ---------    -------- -------  ---------
     Total..................................   $31,361.9    $1,289.6 $(305.4) $32,346.1
                                               =========    ======== =======  =========
2004:
  Corporate bonds...........................   $24,415.4    $1,660.9 $(108.3) $25,968.0
  U.S. government bonds.....................       151.6        11.1      --      162.7
  Foreign government bonds..................       884.6        61.9    (0.4)     946.1
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       695.8         9.9    (1.0)     704.7
    Collateralized mortgage obligations.....     2,650.8        62.6    (8.2)   2,705.2
    Commercial mortgage backed securities...     2,347.4       111.8    (9.7)   2,449.5
    Other asset-backed securities...........       150.3         7.7    (0.5)     157.5
  State and municipal bonds.................       157.7         4.5    (0.6)     161.6
  Redeemable preferred stocks...............        61.2        15.0      --       76.2
                                               ---------    -------- -------  ---------
     Total fixed maturity securities........    31,514.8     1,945.4  (128.7)  33,331.5
Equity securities...........................       101.2        12.5      --      113.7
                                               ---------    -------- -------  ---------
     Total..................................   $31,616.0    $1,957.9 $(128.7) $33,445.2
                                               =========    ======== =======  =========

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
           Due in one year or less..........   $   975.0    $   985.3
           Due after one year through five
            years...........................     5,956.0      6,096.2
           Due after five years through ten
            years...........................     9,293.6      9,546.6
           Due after ten years..............     9,157.8      9,707.8
                                               ---------    ---------
             Subtotal.......................    25,382.4     26,335.9
           Asset and mortgage-backed
            securities......................     5,884.6      5,908.8
                                               ---------    ---------
             Total..........................   $31,267.0    $32,244.7
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                  Amortized Cost Fair Value
                                  -------------- ----------
                                        (in millions)
                         -        -------------------------
                       Below 5%..    $  162.5     $  159.5
                       5%-6%.....     2,508.3      2,481.7
                       6%-7%.....     1,898.8      1,903.5
                       Above 7%..     1,315.0      1,364.1
                                     --------     --------
                         Total...    $5,884.6     $5,908.8
                                     ========     ========

The Lincoln National Life Insurance Company

3. Investments (continued)


The quality ratings of fixed maturity securities available-for-sale are as follows:

               NAIC         Rating Agency      Estimated
            Designation Equivalent Designation Fair Value % of Total
            ----------- ---------------------- ---------- ----------
                                                   (in millions)
                                               --------------------
                 1        AAA / AA / A........ $19,264.5     59.7%
                 2        BBB.................  10,483.1     32.5%
                 3        BB..................   1,500.0      4.7%
                 4        B...................     758.2      2.4%
                 5        CCC and lower.......     161.6      0.5%
                 6        In or near default..      77.3      0.2%
                                               ---------    -----
                                               $32,244.7    100.0%
                                               =========    =====

The major categories of net investment income are as follows:

                                          2005     2004     2003
                          -             -------- -------- --------
                                              (in millions)
                                        --------------------------
              Fixed maturity securities
               available-for-sale...... $1,958.8 $1,932.3 $2,030.1
              Equity securities
               available-for-sale......      7.2      8.4      9.2
              Trading securities.......    176.1    173.3     41.2
              Mortgage loans on real
               estate..................    287.5    349.5    337.9
              Real estate..............     47.7     24.7     42.0
              Policy loans.............    117.9    119.2    122.5
              Invested cash............     46.1     20.6      5.3
              Other investments........     61.4     54.3     47.6
                                        -------- -------- --------
                Investment revenue.....  2,702.7  2,682.3  2,635.8
              Investment expense.......    110.4     89.1     95.7
                                        -------- -------- --------
                Net investment income.. $2,592.3 $2,593.2 $2,540.1
                                        ======== ======== ========

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                     2005     2004
                              -                    -------- --------
                                                     (in millions)
                                                   -----------------
            Corporate bonds....................... $2,282.1 $2,259.0
            U.S. government bonds.................    322.4    307.8
            Foreign government bonds..............     52.0     50.5
            Asset and mortgage-backed
             securities:
              Mortgage pass-through securities....     28.7     37.6
              Collateralized mortgage obligations.    113.2    103.1
              Commercial mortgage backed
               securities.........................    148.4    151.4
              Other asset-backed securities.......      8.6      9.3
            State and municipal bonds.............     18.8     18.8
            Redeemable preferred stocks...........      8.1      2.7
                                                   -------- --------
                Total fixed maturity securities...  2,982.3  2,940.2
            Equity securities.....................      2.2      2.3
                                                   -------- --------
                Total............................. $2,984.5 $2,942.5
                                                   ======== ========

The portion of the market adjustment for trading securities still held at December 31, 2005 and 2004 was a gain (loss) of $(70.4) million and $23.0 million, respectively.

The detail of the realized gain (loss) on investments is as follows:

                                               2005    2004    2003
                           -                  ------  ------  ------
                                                   (in millions)
                                              ----------------------
          Realized loss on investments and
           derivative instruments............ $(21.0) $(58.2) $(16.1)
          Gain on transfer of securities from
           available-for-sale to trading.....     --      --   342.9
          Gain (loss) on reinsurance
           embedded derivative/trading
           securities........................    4.7    (1.0)    4.0
          Gain on sale of subsidiaries/
           business..........................     --    14.1      --
                                              ------  ------  ------
          Total realized gain (loss) on
           investments....................... $(16.3) $(45.1) $330.8
                                              ======  ======  ======

The detail of the realized loss on investments and derivative instruments is as follows:

                                             2005     2004     2003
                          -                 ------  -------  -------
                                                  (in millions)
                                            ------------------------
           Fixed maturity securities
            available-for-sale
             Gross gain.................... $112.8  $ 107.6  $ 333.7
             Gross loss....................  (89.9)  (115.3)  (353.7)
           Equity securities
            available-for-sale
             Gross gain....................    7.8     18.7     25.4
             Gross loss....................     --     (0.7)    (4.4)
           Other investments...............   10.2      4.5     28.1
           Associated amortization of
            deferred acquisition costs and
            provision for policyholder
            commitments....................  (51.9)   (51.2)   (32.8)
           Investment expenses.............   (9.4)   (10.3)    (9.9)
                                            ------  -------  -------
           Total Investments...............  (20.4)   (46.7)   (13.6)
           Derivative instruments net of
            associated amortization of
            deferred acquisition costs.....   (0.6)   (11.5)    (2.5)
                                            ------  -------  -------
           Total investments and derivative
            instruments.................... $(21.0) $ (58.2) $ (16.1)
                                            ======  =======  =======

The Lincoln National Life Insurance Company

3. Investments (continued)


Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                             2005   2004   2003
                            -               -----  -----  ------
                                                (in millions)
                                            --------------------
              Fixed maturity securities
               available-for-sale.......... $19.2  $67.2  $248.8
              Equity securities
               available-for-sale..........    --     --     3.4
              Mortgage loans on real estate  (6.0)  (2.0)    5.6
              Real estate..................    --     --     4.1
              Guarantees...................    --   (0.1)   (0.3)
                                            -----  -----  ------
                Total...................... $13.2  $65.1  $261.6
                                            =====  =====  ======

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                        2005    2004   2003
                            -         -------  -----  ------
                                          (in millions)
                                      ----------------------
                    Fixed maturity
                     securities...... $(839.0) $61.3  $190.8
                    Equity securities    (6.0)  (6.1)    7.6
                                      -------  -----  ------
                      Total.......... $(845.0) $55.2  $198.4
                                      =======  =====  ======

For total traded and private securities held by us at December 31, 2005 and 2004 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                                            % Fair Amortized % Amortized Unrealized % Unrealized
                                                 Fair Value Value    Cost       Cost        Loss        Loss
                                                 ---------- ------ --------- ----------- ---------- ------------
                                                                          (in millions)
                                                 --------------------------------------------------------------
2005
(less or =) 90 days............................. $ 3,006.1   27.6% $ 3,039.3     27.1%    $ (33.2)      10.9%
(greater than) 90 days but (less or =) 180 days.   5,152.3   47.4%   5,257.4     47.1%     (105.1)      34.4%
(greater than) 180 days but (less or =) 270 days     373.5    3.4%     383.9      3.4%      (10.4)       3.4%
(greater than) 270 days but (less or =) 1 year..     788.4    7.2%     822.0      7.3%      (33.6)      11.0%
(greater than) 1 year...........................   1,570.3   14.4%   1,693.4     15.1%     (123.1)      40.3%
                                                 ---------  -----  ---------    -----     -------      -----
  Total......................................... $10,890.6  100.0% $11,196.0    100.0%    $(305.4)     100.0%
                                                 =========  =====  =========    =====     =======      =====
2004
(less or =) 90 days............................. $ 2,263.8   45.1% $ 2,280.0     44.3%    $ (16.2)      12.6%
(greater than) 90 days but (less or =) 180 days.     338.1    6.7%     344.8      6.7%       (6.7)       5.2%
(greater than) 180 days but (less or =) 270 days   1,099.6   21.9%   1,127.9     21.9%      (28.3)      22.0%
(greater than) 270 days but (less or =) 1 year..     187.1    3.7%     191.8      3.7%       (4.7)       3.7%
(greater than) 1 year...........................   1,133.9   22.6%   1,206.7     23.4%      (72.8)      56.5%
                                                 ---------  -----  ---------    -----     -------      -----
  Total......................................... $ 5,022.5  100.0% $ 5,151.2    100.0%    $(128.7)     100.0%
                                                 =========  =====  =========    =====     =======      =====

The Lincoln National Life Insurance Company

3. Investments (continued)


For fixed maturity and equity securities available-for-sale with unrealized losses as of December 31, 2005 and 2004, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                                  Less Than
                                             or Equal to Twelve Months Greater Than Twelve Months        Total
                                             ------------------------  -------------------------  -------------------
                                                           Gross                      Gross                   Gross
                                             Carrying    Unrealized    Carrying     Unrealized    Carrying  Unrealized
                                              Value        Losses       Value         Losses       Value      Losses
                                             --------    ----------    --------     ----------    --------- ----------
                                                                    (in millions)
                                             ------------------------------------------------------------------------
2005:
  Corporate bonds........................... $6,300.1     $(131.9)     $1,235.2      $(109.3)     $ 7,535.3  $(241.2)
  U.S. government bonds.....................       --          --            --           --             --       --
  Foreign government bonds..................    168.7        (2.9)         38.6           --          207.3     (2.9)
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........    319.8        (3.8)         38.8         (1.7)         358.6     (5.5)
    Collateralized mortgage obligations.....  1,589.0       (27.2)        145.0         (6.8)       1,734.0    (34.0)
    Commercial mortgage backed securities...    887.7       (15.9)         99.8         (4.9)         987.5    (20.8)
    Other asset-backed securities...........     23.1        (0.2)           --           --           23.1     (0.2)
  State and municipal bonds.................     30.8        (0.4)         12.9         (0.4)          43.7     (0.8)
  Redeemable preferred stocks...............      0.9          --            --           --            0.9       --
                                              --------    -------        --------    -------      ---------  -------
     Total fixed maturity securities........  9,320.1      (182.3)      1,570.3       (123.1)      10,890.4   (305.4)
Equity securities...........................      0.2          --            --           --            0.2       --
                                              --------    -------        --------    -------      ---------  -------
     Total.................................. $9,320.3     $(182.3)     $1,570.3      $(123.1)     $10,890.6  $(305.4)
                                              ========    =======        ========    =======      =========  =======
2004:
  Corporate bonds........................... $2,776.8     $ (45.8)     $  970.4      $ (62.5)     $ 3,747.2  $(108.3)
  U.S. government bonds.....................       --          --            --           --             --       --
  Foreign government bonds..................     31.9        (0.4)          0.6           --           32.5     (0.4)
  Asset and mortgage-backed securities:                                                                  --       --
    Mortgage pass-through securities........    356.0        (0.9)          8.3         (0.1)         364.3     (1.0)
    Collateralized mortgage obligations.....    473.9        (5.9)         44.5         (2.3)         518.4     (8.2)
    Commercial mortgage backed securities...    215.3        (2.3)         96.6         (7.4)         311.9     (9.7)
    Other asset-backed securities...........     10.5        (0.5)           --           --           10.5     (0.5)
  State and municipal bonds.................     24.2        (0.2)         13.3         (0.3)          37.5     (0.5)
  Redeemable preferred stocks...............       --          --           0.2         (0.1)           0.2     (0.1)
                                              --------    -------        --------    -------      ---------  -------
     Total fixed maturity securities........  3,888.6       (56.0)      1,133.9        (72.7)       5,022.5   (128.7)
Equity securities...........................       --          --            --           --             --       --
                                              --------    -------        --------    -------      ---------  -------
     Total.................................. $3,888.6     $ (56.0)     $1,133.9      $ (72.7)     $ 5,022.5  $(128.7)
                                              ========    =======        ========    =======      =========  =======

The Lincoln National Life Insurance Company

3. Investments (continued)


Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 9 -- Fair Value of Financial Instruments to the Consolidated Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Other Assets," which includes property and equipment, include accumulated depreciation as follows:

                                              2005   2004
                                             ------ ------
                                             (in millions)
                                             -------------
                      Real estate........... $ 25.6 $ 23.5
                      Property and equipment  204.7  182.6

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      2005   2004
                                                     -----  ------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $65.7  $ 84.0
            Allowance for losses....................  (9.2)  (15.5)
                                                     -----  ------
              Net impaired loans.................... $56.5  $ 68.5
                                                     =====  ======

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                             2005   2004   2003
                                            -----  -----  ------
                                                (in millions)
                                            --------------------
              Balance at beginning-of-year. $15.5  $17.5  $ 11.9
              Provisions for losses........   1.7    4.7    16.4
              Releases due to principal
               paydowns....................  (8.0)  (6.7)  (10.8)
                                            -----  -----  ------
                  Balance at end-of-year... $ 9.2  $15.5  $ 17.5
                                            =====  =====  ======

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                              2005   2004  2003
                                              ----- ------ -----
                                                (in millions)
                                              ------------------
               Average recorded investment in
                impaired loans............... $61.9 $100.7 $72.6
               Interest income recognized on
                impaired loans...............   4.8    9.1   8.1

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2005 and 2004, we had no mortgage loans on non-accrual status. As of December 31, 2005 and 2004, we had no mortgage loans past due 90 days and still accruing.

As of December 31, 2005 and 2004, we had restructured mortgage loans of $45.2 million and $69.5 million, respectively. We recorded $2.4 million and $3.6 million of interest income on these restructured mortgage loans in 2005 and 2004, respectively. Interest income in the amount of $3.8 million and $6.4 million would have been recorded on these mortgage loans according to their original terms in 2005 and 2004, respectively. As of December 31, 2005 and 2004, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2005, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $802.6 million. This includes $276.2 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $66.7 million and $147.4 million at December 31, 2005 and 2004, respectively.

The Lincoln National Life Insurance Company

3. Investments (continued)


During 2003, we completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $182.2 million and a carrying value of $167.3 million. We received $182.2 million from the trust for the sale of the loans. A recourse liability was not recorded since we are not obligated to repurchase any loans from the trust that may later become delinquent.

The transaction was hedged with interest rate swaps to lock in the value of the loans. We recorded a gain on the hedge of $7.8 million pre-tax and a realized gain on the sale of $14.9 million pre-tax resulting in a total gain of $22.7 million pre-tax. We did not retain an interest in the securitized assets.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           2005   2004   2003
                                          ------ ------ ------
                                             (in millions)
                                          --------------------
                 Current................. $110.7 $ 97.7 $ 31.5
                 Deferred................  112.3   95.5  213.4
                                          ------ ------ ------
                     Total tax expense... $223.0 $193.2 $244.9
                                          ====== ====== ======

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                              2005    2004    2003
                                             ------  ------  ------
                                                  (in millions)
                                             ----------------------
           Tax rate times pre-tax income.... $303.3  $271.6  $323.1
           Effect of:
             Tax-preferred investment
              income........................  (62.9)  (68.7)  (49.7)
             Tax credits....................  (14.2)  (13.9)  (19.1)
             Other..........................   (3.2)    4.2    (9.4)
                                             ------  ------  ------
               Provision for income taxes... $223.0  $193.2  $244.9
                                             ======  ======  ======
               Effective tax rate...........     26%     25%     27%

The Federal income tax liability is as follows:

                                                       2005   2004
                                                      ------ ------
                                                      (in millions)
                                                      -------------
            Current.................................. $ 77.2 $ 47.4
            Deferred.................................   24.0  102.2
                                                      ------ ------
                Total Federal income tax liability... $101.2 $149.6
                                                      ====== ======

Significant components of our deferred tax assets and liabilities are as follows:

                                                    2005     2004
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
            Insurance and investment contract
             liabilities......................... $1,206.0 $1,158.9
            Reinsurance deferred gain............    291.3    317.9
            Modco embedded derivative............     97.4    123.7
            Postretirement benefits other than
             pension.............................     15.0     17.0
            Compensation related.................    100.2     93.1
            Ceding commission asset..............     10.9     12.9
            Other................................     53.2     50.8
                                                  -------- --------
                Total deferred tax assets........  1,774.0  1,774.3
                                                  -------- --------
            Deferred tax liabilities:
            Deferred acquisition costs...........    997.8    721.3
            Net unrealized gain on securities
             available-for-sale..................    350.6    653.5
            Trading security gains...............     91.1    115.8
            Present value of business in-force...    259.6    286.7
            Other................................     98.9     99.2
                                                  -------- --------
                Total deferred tax liabilities...  1,798.0  1,876.5
                                                  -------- --------
                Net deferred tax liability....... $   24.0 $  102.2
                                                  ======== ========

We and our affiliates are part of a consolidated Federal income tax filing with LNC. Cash paid for Federal income taxes in 2005 and 2004 was $74.9 million and $56.4 million, respectively. Net cash received for Federal income taxes in 2003 was $77.9 million due to the carry back of 2002 tax losses.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2005 and 2004, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2005 and 2004.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed

The Lincoln National Life Insurance Company

4. Federal Income Taxes (continued)

on distributions from the special tax account, Policyholders' Surplus, is suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated return group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). The IRS has examined tax years 1996, 1997 and 1998, with assessments resulting in a payment that was not material to the consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which the company continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. LNC and its affiliates are currently under audit by the IRS for years 1999-2002. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition.

--------------------------------------------------------------------------------
5. Supplemental Financial Data


Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                           2005     2004     2003
                                         -------  -------  -------
                                               (in millions)
                                         -------------------------
             Insurance assumed.......... $   1.0  $   0.3  $   1.0
             Insurance ceded............  (459.0)  (360.7)  (262.2)
                                         -------  -------  -------
               Net reinsurance premiums
                and fees................ $(458.0) $(360.4) $(261.2)
                                         =======  =======  =======

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.7 billion for 2005 and $0.6 billion for 2004 and 2003.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                     2005      2004
                                                   --------  --------
                                                      (in millions)
                                                   ------------------
          Balance at beginning-of-year............ $2,854.1  $2,526.5
          Deferral................................    898.5     839.0
          Amortization............................   (413.1)   (411.7)
          Adjustment related to realized gains on
           securities available-for-sale..........    (48.5)    (45.7)
          Adjustment related to unrealized (gains)
           losses on securities
           available-for-sale.....................    313.1     (14.7)
          Cumulative effect of accounting
           change.................................       --     (39.3)
                                                   --------  --------
          Balance at end-of-year.................. $3,604.1  $2,854.1
                                                   ========  ========

Realized losses on investments and derivative instruments on the Consolidated Statements of Income for the year ended December 31, 2005, 2004 and 2003 are net of amounts amortized against DAC of $48.5 million, $45.7 million and $50.2 million, respectively. In addition, realized gains and losses for the year ended December 31, 2005, 2004 and 2003 are net of adjustments made to policyholder reserves of $(2.3) million, $(1.5) million and $18.0 million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of deferred sales inducements, included in other assets on the Consolidated Balance Sheet, is as follows:

                                                2005    2004   2003
                                               ------  -----  -----
                                                   (in millions)
                                               --------------------
            Balance at beginning-of-year...... $ 85.5  $45.2  $31.1
              Capitalized.....................   59.5   50.2   19.2
              Amortization....................  (15.6)  (9.5)  (5.1)
              Cumulative effect of accounting
               change.........................     --   (0.4)    --
                                               ------  -----  -----
              Balance at end-of-year.......... $129.4  $85.5  $45.2
                                               ======  =====  =====

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                         2005      2004      2003
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  782.7  $  695.2  $  572.3
            Other volume related
             expenses.................    500.6     435.0     328.4
            Operating and
             administrative expenses..    570.3     585.7     624.4
            Deferred acquisition costs
             net of amortization......   (485.4)   (427.3)   (360.6)
            Other intangibles
             amortization.............     77.3     102.2      90.9
            Taxes, licenses and fees..     82.3      85.4      96.8
            Restructuring charges.....     29.7      18.4      45.5
                                       --------  --------  --------
              Total................... $1,557.5  $1,494.6  $1,397.7
                                       ========  ========  ========

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                                2005   2004
                                               ------ ------
                                               (in millions)
                                               -------------
                    Life Insurance Segment.... $855.1 $855.1
                    Lincoln Retirement Segment   64.1   64.1
                                               ------ ------
                      Total................... $919.2 $919.2
                                               ====== ======

The Lincoln National Life Insurance Company

5. Supplemental Financial Data (continued)


For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                           As of             As of
                                      December 31, 2005 December 31, 2004
                                      ----------------  ----------------
                                                Accumu-           Accumu-
                                       Gross     lated   Gross     lated
                                      Carrying  Amorti- Carrying  Amorti-
                                       Amount   zation   Amount   zation
                      -               --------  ------- --------  -------
                                                (in millions)
                      -               ---------------------------------
         Amortized Intangible
          Assets:
           Present value of in-force
             Lincoln Retirement
              Segment................ $  225.0  $149.0  $  225.0  $132.4
             Life Insurance
              Segment................  1,254.2   588.4   1,254.2   527.7
                                      --------  ------  --------  ------
         Total....................... $1,479.2  $737.4  $1,479.2  $660.1
                                      ========  ======  ========  ======

Future estimated amortization of other intangible assets is as follows (in millions):

                    2006-$71.7 2007-$66.5       2008-$ 67.6
                    2009-$64.2 2010-$63.1 Thereafter-$408.7

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                                     2005     2004
                                                   -------  -------
                                                     (in millions)
                                                   ----------------
           Balance at beginning of year........... $ 819.1  $ 921.8
           Interest accrued on unamortized balance
            (Interest rates range from 5% to
            7%)...................................    43.6     49.9
           Amortization...........................  (120.9)  (152.6)
                                                   -------  -------
               Balance at end-of-year............. $ 741.8  $ 819.1
                                                   =======  =======

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                             2005      2004
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $21,754.9 $22,267.3
                 Undistributed earnings on
                  participating business..     111.2     145.3
                 Other....................     746.2     714.0
                                           --------- ---------
                   Total.................. $22,612.3 $23,126.6
                                           ========= =========

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                                   2005     2004
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
             Short-term debt.................... $   33.9 $   32.1
                                                 ======== ========
             Long-term debt:
             Surplus notes due Lincoln National
              Corporation:
                 6.56% surplus note, due 2028... $  500.0 $  500.0
                 6.03% surplus note, due 2028...    750.0    750.0
                                                 -------- --------
             Total Surplus Notes................  1,250.0  1,250.0
             Mortgage loans on investment real
              estate............................       --     47.2
                                                 -------- --------
               Total long-term debt............. $1,250.0 $1,297.2
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in December 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2005 was $59.4 million, $78.8 million and $79.3 million for 2005, 2004 and 2003, respectively.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
6. Insurance Benefit Reserves


We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2005 and 2004. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                                        2005         2004
                                                        -----        -----
                                                       In Event of Death
                                                       ----------------
                                                       (dollars in billions)
                                                       ----------------
           Return of net deposit
             Account value............................ $31.9        $28.4
             Net amount at risk.......................   0.1          0.2
             Average attained age of
              contractholders.........................    53           52
           Return of net deposits plus a minimum
            return
             Account value............................ $ 0.3        $ 0.3
             Net amount at risk.......................    --           --
             Average attained age of
              contractholders.........................    66           65
             Guaranteed minimum return................     5%           5%
           Highest specified anniversary account value
            minus withdrawals post anniversary
             Account value............................ $18.8        $15.6
             Net amount at risk.......................   0.3          0.6
             Average attained age of
              contractholders.........................    63           62

Approximately $8.2 billion and $4.2 billion of separate account values at December 31, 2005 and 2004 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2005, we had approximately $1.6 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                                        2005   2004
                                                       -----  -----
                                                       (in billions)
                                                       ------------
            Asset Type
              Domestic equity......................... $32.2  $27.6
              International equity....................   4.2    3.2
              Bonds...................................   5.1    4.2
                                                       -----  -----
                Total.................................  41.5   35.0
              Money market............................   4.0    3.3
                                                       -----  -----
                Total................................. $45.5  $38.3
                                                       =====  =====
            Percent of total variable annuity separate
             account values...........................    96%    95%
                                                       =====  =====

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the liabilities (asset) for guarantees on variable contracts reflected in the general account:

                                                          GMDB
                                                      2005    2004
                                                     ------  ------
                                                      (in millions)
                                                     --------------
           Total:
             Balance at January 1................... $ 18.2  $ 46.4
             Cumulative effect of implementation of
              SOP 03-1..............................     --    (9.7)
             Changes in reserves....................    9.4    (2.1)
             Benefits paid..........................  (12.8)  (16.4)
                                                     ------  ------
             Balance at December 31................. $ 14.8  $ 18.2
                                                     ======  ======
           Ceded:
             Balance at January 1................... $(18.0) $ (3.5)
             Cumulative effect of implementation of
              SOP 03-1..............................     --     1.7
             Changes in reserves....................   (9.0)  (23.2)
             Benefits paid..........................   12.6     7.0
                                                     ------  ------
             Balance at December 31................. $(14.4) $(18.0)
                                                     ======  ======
           Net:
             Balance at January 1                    $  0.2  $ 42.9
             Cumulative effect of implementation of
              SOP 03-1..............................     --    (8.0)
             Changes in reserves....................    0.4   (25.3)
             Benefits paid..........................   (0.2)   (9.4)
                                                     ------  ------
             Balance at December 31................. $  0.4  $  0.2
                                                     ======  ======

The Lincoln National Life Insurance Company

6. Insurance Benefit Reserves (continued)


The offset to the benefit reserve amounts above are reflected in benefits in the Consolidated Statements of Income. Effective July 1, 2003, we entered into an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we ceded a portion of our GMDB and all of our GMWB risks to LNR Barbados. The treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. At the time of the amendment, we transferred our existing remaining GMDB reserves ($36 million) to LNR Barbados. In addition to the reserve transfer, we paid premiums to LNR Barbados totaling $109.4 million and $54.3 million in 2005 and 2004, respectively, related to this agreement. These reinsurance premiums are reflected as an offset in insurance premiums in the Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2.9 million and $19.3 million for GMDB in 2005 and 2004, respectively. We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and the various GMDB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB or changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, policyholder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with its desired risk and return trade-off.

--------------------------------------------------------------------------------
7. Benefit Plans


Pension and Other Post-retirement Benefit Plans -- U.S.

LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNC 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' post-retirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' post-retirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

service by the end of 2001 to pay the full medical and dental premium cost when they retire.

The Medicare Act became law in 2003. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1, which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act. We elected to defer accounting for the effects of the Medicare Act. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNC's 2003 financial statements do not reflect the effects of the Medicare Act.

In May 2004, the staff of the FASB issued FSP 106-2, which requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004. We completed our analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in 2004. The implementation did not have a material effect on our results of operations.

Obligations, Funded Status and Assumptions

Information with respect to LNC's defined benefit plan asset activity and defined benefit plan obligations as it relates to our employees is as follows:

                                                  Pension Benefits Other Post-Retirement Benefits
                                                  --------------   -----------------------------
                                                   2005     2004    2005            2004
                                                  ------   ------      ------         ------
                                                           (in millions)
                                                  ---------------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $479.5   $436.9  $   --          $   --
  Transfers of assets............................   (0.3)     1.2      --              --
  Actual return on plan assets...................   30.4     46.8      --              --
  Company contributions..........................   16.9     32.7     8.0             6.5
  Administrative expenses........................   (2.1)    (2.0)     --              --
  Benefits paid..................................  (40.4)   (36.1)   (8.0)           (6.5)
                                                  ------   ------      ------         ------
    Fair value of plan assets at end-of-year..... $484.0   $479.5  $   --          $   --
                                                  ======   ======      ======         ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $492.9   $449.9  $ 82.9          $ 79.1
  Transfers of benefit obligations...............   (0.6)     1.2      --              --
  Medicare Part D Subsidy........................     --       --      --            (5.1)
  Service cost...................................   17.2     16.7     1.7             1.7
  Interest cost..................................   28.8     28.5     4.8             4.6
  Plan participants' contributions...............     --       --     2.6             1.4
  Special termination benefits...................     --      0.1      --              --
  Actuarial losses...............................   24.6     32.6     6.9             7.7
  Benefits paid..................................  (40.4)   (36.1)   (8.0)           (6.5)
                                                  ------   ------      ------         ------
    Benefit obligation at end-of-year............ $522.5   $492.9  $ 90.9          $ 82.9
                                                  ======   ======      ======         ======
  Underfunded status of the plans................ $(38.5)  $(13.4) $(90.9)         $(82.9)
  Unrecognized net actuarial (gains) losses......   92.3     60.3     7.9             1.5
  Unrecognized prior negative service cost.......  (13.0)   (14.9)     --              --
                                                  ------   ------      ------         ------
    Prepaid (accrued) benefit cost............... $ 40.8   $ 32.0  $(83.0)         $(81.4)
                                                  ======   ======      ======         ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   5.75%    6.00%   5.75%           6.00%
  Expected return on plan assets.................   8.25%    8.25%     --              --
Rate of increase in compensation:
  Salary continuation plan.......................   4.00%    4.00%     --              --
  All other plans................................   4.00%    4.00%   4.00%           4.00%

We use December 31 as the measurement date for our pension and post-retirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 13.0% for 2005. It further assumes the rate will gradually

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

decrease to 5.0% by 2016 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated post-retirement benefits obligation as of December 31, 2005 and 2004 by $6.8 million and $5.6 million, respectively. The aggregate of the estimated service and interest cost components of net periodic post-retirement benefits cost for the year ended December 31, 2005 and 2004 would increase by $0.4 million and $0.5 million, respectively.

Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                 2005    2004
                                                 -----  ------
                                                 (in millions)
                                                 ------------
                  Accumulated benefit obligation $52.9  $135.5
                  Projected benefit obligation..  53.9   136.3
                  Fair value of plan assets.....    --    81.8

                                                          2005   2004
                                                          ----   -----
                                                          (in millions)
                                                          -------------
            Increase (decrease) in minimum pension
             liability adjustment included in other
             comprehensive income (after-tax)............ $7.1   $ 3.7

                                                          2005   2004
                                                          ----   -----
                                                          (in millions)
                                                          -------------
            Minimum pension liability adjustment included
             in accumulated other comprehensive income
             (after-tax)................................. $5.9   $13.0

Components of Net Periodic Pension Cost

The components of net defined benefit pension plan and post-retirement benefit plan expense are as follows:

                                           Pension Benefits     Other Postretirement Benefits
                                        ----------------------  ----------------------------
                                         2005    2004    2003   2005      2004       2003
                                        ------  ------  ------  ----       -----     -----
                                                      (in millions)
                                        ----------------------------------------------------
Service cost........................... $ 17.6  $ 17.2  $ 19.4  $1.7     $ 1.7      $ 1.4
Interest cost..........................   28.8    28.5    27.2   4.8       4.6        5.0
Expected return on plan assets.........  (37.9)  (35.2)  (27.7)   --        --         --
Amortization of prior service cost.....   (1.9)   (2.2)   (2.2)   --        --         --
Recognized net actuarial (gains) losses    1.7     0.7     5.7   0.6      (0.8)      (0.2)
                                        ------  ------  ------    ----     -----     -----
Net periodic benefit expense........... $  8.3  $  9.0  $ 22.4  $7.1     $ 5.5      $ 6.2
                                        ======  ======  ======    ====     =====     =====

We maintain a defined contribution plan for our U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3.2 million, $3.0 million, and $3.7 million in 2005, 2004 and 2003, respectively. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

Plan Assets

Defined benefit pension plan assets allocations at December 31, 2005 and 2004, by asset category are as follows:

                                                2005 2004
                                                ---- ----
                      Asset Category
                      Equity securities........  64%  64%
                      Fixed income securities..  34%  32%
                      Real estate..............   1%   1%
                      Cash and cash equivalents   1%   3%
                                                ---- ----
                        Total.................. 100% 100%
                                                ==== ====

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                     Weighting Range
                                                     ---------------
              Asset Category
                Cash................................          0-20%
                Guaranteed Products.................          0-20%
                Fixed Income........................         20-80%
                  Long-term......................... 0-10%
                  High-Yield........................ 0-10%
                  International/Emerging Markets*... 0-10%
                Real Estate.........................          0-20%
                Equities............................         20-80%
                  Small-cap......................... 0-20%
                  International*.................... 0-20%
                  Emerging Markets*................. 0-10%
                Other...............................          0-20%
                Total International**...............          0-25%

--------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.
 * Currency exposure can be hedged up to 100%
** International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

Plan Cash Flows

LNC expects to contribute between $0 and $19 million to the defined benefit pension plans in 2006. In addition, we expect to fund approximately the following amounts for benefit payments for unfunded non-qualified U.S. defined benefit plans:

                                   Post Retirement Plans
                   -----------------------------------------------------
                                      Reflecting          Not Reflecting
                   Non-Qualified U.S.  Medicare  Medicare    Medicare
                    Defined Benefit     Part D    Part D      Part D
                      Pension Plan     Subsidy   Subsidy     Subsidy
                   ------------------ ---------- -------- --------------
                                       (in millions)
                   -----------------------------------------------------
        Year
        2006......       $ 4.2          $ 5.9     $(0.5)      $ 6.4
        2007......         4.9            5.4      (0.5)        5.9
        2008......         5.6            5.6      (0.5)        6.1
        2009......         5.7            5.8      (0.5)        6.3
        2010......         4.8            6.0      (0.6)        6.6
        Thereafter        35.2           31.5      (3.9)       35.4

401(k).
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $25.2 million, $25.2 million, and $22.9 million in 2005, 2004 and 2003, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $11.3 million, $6.8 million, and $17.0 million in 2005, 2004 and 2003, respectively. These expenses reflect both our employer matching contributions of $3.1 million, $2.1 million and $2.4 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $8.2 million, $4.7 million and $14.6 million for 2005, 2004 and 2003, respectively.

Our total liabilities associated with these plans were $138.4 million and $126.1 million at December 31, 2005 and 2004, respectively.

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries (including employees, agents and directors of LNL) that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. Awards under this plan for 2005 consisted of 23,791 10-year LNC stock options, 247,487 performance share units that could result in the issuance of LNC shares, and cash awards. As of December 31, 2005, 158,261 stock options and 826,919 performance share units of these awards were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

Our total compensation expense under LNC's incentive plans involving performance vesting for 2005 was $0.5 million relating to stock options, $14.2 million relating to performance shares, and $0.9 million relating to cash awards. Our total compensation expense under LNC's incentive plans involving performance vesting for 2004 was $0.6 million relating to stock options, $11.2 million relating to performance shares, and $0.7 million relating to cash awards. The amount of stock option expense for the performance vesting awards is included in our total stock option expense discussed below. All expense calculations for performance vesting stock options, performance shares, and performance vesting cash awards that were granted in 2005 and 2004 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, our cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Information with respect to stock options granted to our employees and agents that were outstanding at December 31, 2005 is as follows:

                   Options Outstanding                            Options Exercisable
----------------------------------------------------------  -------------------------------
             Number     Weighted-Average                        Number
Range of Outstanding at    Remaining                        Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average    December 31,  Weighted-Average
 Prices       2005          (Years)       Exercise Price         2005       Exercise Price
----------------------------------------------------------  -------------------------------
$21-$30      413,489          4.57            $25.39            294,419         $25.51
 31- 40      348,906          2.78             38.23            341,912          38.32
 41- 50    1,436,147          4.01             44.65          1,300,614          44.32
 51- 60    1,760,345          4.55             51.37          1,603,733          51.30
-------    ---------                                          ---------
$21-$60    3,958,887                                          3,540,678
=======    =========                                          =========

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)


The option price assumptions used for grants to our employees and agents were as follows:

                                                      2005   2004   2003
                                                     -----  -----  -----
      Dividend yield................................   3.0%   3.0%   5.0%
      Expected volatility...........................  26.5%  28.7%  39.8%
      Risk-free interest rate.......................   4.2%   2.7%   2.2%
      Expected life (in years)......................   4.0    3.6    3.6
      Weighted-average fair value per option granted $9.80  $8.61  $5.55

Information with respect to the incentive plans involving stock options granted to our employees and agents is as follows:

                                        Options Outstanding      Options Exercisable
                                     ------------------------- ------------------------
                                                  Weighted-                Weighted-
                                                   Average                  Average
                                       Shares   Exercise Price  Shares   Exercise Price
                                     ---------  -------------- --------- --------------
  Balance at January 1, 2003........ 6,638,671      $41.39     4,035,327     $40.00
Granted-original....................   288,165       25.54
Granted-reloads.....................    13,696       35.28
Exercised (includes shares tendered)  (332,769)      24.22
Forfeited...........................  (540,328)      41.21
                                     ---------
  Balance at December 31, 2003...... 6,067,435      $41.57     4,681,490     $41.49
Granted-original....................    35,796       47.55
Granted-reloads.....................    43,681       45.54
Exercised (includes shares tendered)  (883,042)      46.97
Forfeited...........................  (306,745)      48.07
                                     ---------
  Balance at December 31, 2004...... 4,957,125      $43.39     4,234,305     $43.27
Granted-original....................    23,791       46.77
Granted-reloads.....................    65,033       49.77
Exercised (includes shares tendered)  (951,294)      36.22
Forfeited...........................  (135,768)      48.07
                                     ---------
  Balance at December 31, 2005...... 3,958,887      $45.06     3,540,678     $45.34
                                     =========

Total compensation expense for incentive plans involving stock options granted to our employees and agents, for 2005, 2004, and 2003 was $4.0 million, $6.8 million, and $13.9 million, respectively.

Stock Appreciation Rights Incentive Plan.
LNC has in place a stock appreciation right ("SAR") incentive program for our agents that do not meet the stringent definition of a common law employee. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

We recognize compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. We hedge this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense recognized for the SAR program for 2005, 2004 and 2003 was $4.5 million, $6.2 million and $6.8 million, respectively. The mark-to-market gain recognized through net income on the call options on LNC stock for 2005, 2004 and 2003 was $2.8 million, $2.4 million and $.3 million, respectively. The SAR liability at December 31, 2005 and 2004 was $8.5 million and $9.4 million, respectively.

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)


Information with respect to the LNC SARs incentive plan outstanding for our agents at December 31, 2005 is as follows:

                    SARs Outstanding                               SARs Exercisable
----------------------------------------------------------  -------------------------------
             Number     Weighted-Average                        Number
Range of Outstanding at    Remaining                        Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average    December 31,  Weighted-Average
 Prices       2005          (Years)       Exercise Price         2005       Exercise Price
----------------------------------------------------------  -------------------------------
$20-$30      171,863          2.20            $25.11            54,014          $25.11
 31- 40        4,414          2.41             33.31             1,105           33.31
 41- 50      621,325          2.49             45.87           263,848           44.28
 51- 60      289,675          1.20             52.10           216,054           52.10
-------    ---------                                           -------
$20-$60    1,087,277                                           535,021
=======    =========                                           =======

The option price assumptions used for grants to our agents under the LNC SAR plan were as follows:

                                                     2005   2004   2003
                                                    -----  -----  -----
        Dividend yield.............................   3.3%   3.0%   4.6%
        Expected volatility........................  24.0%  25.0%  35.0%
        Risk-free interest rate....................   4.8%   3.1%   3.3%
        Expected life (in years)...................   5.0    5.0    5.0
        Weighted-average fair value per SAR granted $9.06  $8.98  $9.05

Information with respect to the LNC incentive plan involving SARs granted to our agents is as follows:

                                         SARs Outstanding         SARs Exercisable
                                     ------------------------- ----------------------
                                                  Weighted-              Weighted-
                                                   Average                Average
                                       Shares   Exercise Price Shares  Exercise Price
                                     ---------  -------------- ------- --------------
  Balance at January 1, 2003........ 1,382,248      $39.20     301,108     $32.06
Granted-original....................   326,650       25.28
Exercised (includes shares tendered)   (63,224)      24.72
Forfeited...........................   (46,150)      39.57
                                     ---------
  Balance at December 31, 2003...... 1,599,524      $36.92     597,892     $36.45
                                     ---------
Granted-original....................   190,250       47.58
Exercised (includes shares tendered)  (344,588)      28.32
Forfeited...........................  (153,686)      35.83
                                     ---------
  Balance at December 31, 2004...... 1,291,500      $40.90     629,991     $40.34
                                     ---------
Granted-original....................   230,600       46.73
Exercised (includes shares tendered)  (371,839)      34.14
Forfeited...........................   (62,984)      44.56
                                     ---------
  Balance at December 31, 2005...... 1,087,277      $44.20     535,021     $45.48
                                     =========

In addition to the stock-based incentives discussed above, LNC has awarded restricted shares of LNC stock, generally subject to a three-year vesting period, to our employees. Information with respect to LNC Restricted stock (non-vested stock) awarded to our employees from 2003 through 2005 was as follows:

                                                      2005    2004    2003
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  71,725  68,730  10,910
   Weighted-average price per share at time of grant $ 45.75 $ 47.46 $ 31.41

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
8. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions

Net income as determined in accordance with statutory accounting practices for us was $544 million, $310 million and $267 million for 2005, 2004 and 2003, respectively.

Statutory surplus as determined in accordance with statutory accounting practices for us was $3.2 billion and $3.0 billion for December 31, 2005 and 2004, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect our reported statutory surplus. We utilize the Indiana universal life method to calculate reserves for universal life, which increased statutory surplus by $210 million and $272 million at December 31, 2005 and 2004, respectively. We also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $15 million at both December 31, 2005 and 2004.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $200 million and $150 million to LNC during 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, we expect that we could pay dividends of $468 million in 2006 without prior approval from the Commissioner. We paid dividends of $200 million to LNC during 2003. Dividends that we paid in 2003 were subject to prior approval from the Commissioner because we had negative statutory earned surplus as of December 31, 2002.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2006 will be constrained as a result of our status in New York.

Reinsurance Contingencies

In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Consolidated Balance Sheet in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2005, 2004 and 2003 we amortized $49.7 after-tax ($76.4 million pre-tax), $56.8 million after-tax ($87.4 million pre-tax) and $48.3 million after-tax ($74.2 million pre-tax) respectively, of deferred gain on the sale of the reinsurance operation.

As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, we increased reserves on this exited business by $20.9 million after-tax ($32.1 million pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2005 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)


Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2005 personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Our principal reinsurers are strongly rated companies, with Swiss Re representing the largest exposure. We sold our reinsurance business to Swiss Re primarily through indemnity reinsurance arrangements in 2001. Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.9 billion at December 31, 2005, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.7 billion at December 31, 2005, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our funds withheld and embedded derivative liabilities at December 31, 2005 included $1.7 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

Marketing and Compliance Issues

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, NASD, and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, these inquiries and continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. We continue to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

Leases

We lease our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2005, 2004 and 2003 was $54.8 million, $54.7 million and $55.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                     2006-$55.2 2008-$56.0       2010-$39.0
                     2007-$61.2 2009-$48.2 Thereafter-$15.2

Information Technology Commitment

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

Insurance Ceded and Assumed

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on fully underwritten newly issued life insurance contracts. Our current policy is to retain no more than $5.0 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance (COLI) is $1 million and $2 million, respectively. Beginning in September 2005, we changed our reinsurance program for our primary term products from coinsurance to renewable term and from 90% to 80% on a first dollar quota share basis. In January 2006, we changed this program from 80% first dollar quota share to an excess of retention program.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At
December 31, 2005, the reserves associated with these reinsurance arrangements totaled $2.2 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

Vulnerability from Concentrations

At December 31, 2005, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real estate. At December 31, 2005, 27% of such mortgages, or $1 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $37 million. Also at December 31, 2005, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our Retirement segment has had a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. Prior to 2003, AFD used wholesalers who focus on both American Funds mutual funds as well as American Legacy Variable Annuity products. In 2002, we and AFD agreed to transition the wholesaling of American Legacy to LFD, which was completed in 2003. The American Legacy Variable Annuity product line sold through LFD accounted for about 39%, 33% and 19% of our total gross annuity deposits in 2005, 2004 and 2003, respectively. In addition the American Legacy Variable Annuity product line represents approximately 41% and 38% of our total gross annuity account values at December 31, 2005 and 2004, respectively.

Other Contingency Matters

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

We have guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $3.8 million and $4.6 million were outstanding at December 31, 2005 and 2004, respectively.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

By using derivative instruments, we are exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

generally indicates that the counterparty owes us and, therefore, creates a payment risk for us. When the fair value of a derivative contract is negative, we owe the counterparty and therefore we have no payment risk. We minimize the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by us. We also maintain a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, we have agreed to maintain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                   Assets (Liabilities)
                                                                   -------------------
                                              Notional or Contract  Carrying Value/
                                                   Amounts            Fair Value
                                              -------------------- -------------------
                                                2005       2004      2005       2004
                                               --------  --------   -------   -------
                                                         (in millions)
                                              ----------------------------------------
Interest rate derivative instruments:
Interest rate cap agreements................. $5,450.0   $4,000.0  $   4.8    $   3.8
Interest rate swap agreements................    462.5      445.5      9.0       28.9
                                               --------  --------   -------   -------
  Total interest rate derivative instruments.  5,912.5    4,445.5     13.8       32.7
                                               --------  --------   -------   -------
Foreign currency derivative instruments:
Foreign currency swaps.......................     57.7       41.8     (5.3)      (5.6)
Credit derivative instruments:
Credit default swaps.........................     20.0       13.0       --        0.1
Equity indexed derivative instruments:
Call options (based on LNC stock)............      1.3        1.3     16.6       15.0
Embedded derivatives per SFAS 133............       --         --   (267.8)    (340.8)
                                               --------  --------   -------   -------
  Total derivative instruments*.............. $5,991.5   $4,501.6  $(242.7)   $(298.6)
                                               ========  ========   =======   =======

--------
*Total derivative instruments for 2005 are composed of an asset of $41.4 million and liabilities of $5.9 million and $278.2 million on the Consolidated Balance Sheet in derivative investments, insurance policy and claim reserves and reinsurance related derivative liability, respectively. Total derivative instruments for 2004 are composed of assets of $52.7 and $0.7 million and a liability of $352.0 million on the Consolidated Balance Sheet in derivative instruments, insurance policy and claim reserves and reinsurance related derivative liability, respectively.

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)


A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                Interest Rate    Interest Rate  Foreign Currency
                               Cap Agreements   Swap Agreements Swap Agreements
                              ----------------- --------------  ---------------
                                2005     2004    2005    2004    2005     2004
                              -------- -------- ------  ------  ------   -----
                                               (in millions)
                              -------------------------------------------------
 Balance at beginning-of-year $4,000.0 $2,550.0 $445.5  $422.3  $ 41.8   $17.9
 New contracts...............  1,450.0  1,450.0   37.0    50.5    30.0    26.0
 Terminations and maturities.       --       --  (20.0)  (27.3)  (14.1)   (2.1)
                              -------- -------- ------  ------  ------   -----
   Balance at end-of-year.... $5,450.0 $4,000.0 $462.5  $445.5  $ 57.7   $41.8
                              ======== ======== ======  ======  ======   =====

                                        Credit Default Call Options
                                            Swaps      (Based on LNC Stock)
                                        -------------  -------------------
                                         2005    2004   2005       2004
                                        ------  -----    -----     -----
                                               (in millions)
                                        ----------------------------------
           Balance at beginning-of-year $ 13.0  $ 8.0  $ 1.3      $ 1.5
           New contracts...............   20.0   10.0    0.2        0.2
           Terminations and maturities.  (13.0)  (5.0)  (0.2)      (0.4)
                                        ------  -----    -----     -----
             Balance at end-of-year.... $ 20.0  $13.0  $ 1.3      $ 1.3
                                        ======  =====    =====     =====

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2005 and 2004, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended
December 31, 2005, 2004 and 2003, we recognized after tax after-DAC net losses of $0, $7.4 million and $1.6 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the years ended December 31, 2005, 2004 and 2003, we recognized after-tax after-DAC losses of $6.4 million, $10.3 million and $7.6 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements.
We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2005, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps.
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2006 through 2015.

Call Options on LNC Stock.
We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

All Other Derivative Instruments

We use various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the Consolidated Statements of Income except where otherwise noted below).

Interest Rate Swap Agreements.
We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in turn, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain
(loss) on investments and derivative instruments. As of December 31, 2005, there were no forward starting interest rate swap agreements.

Interest Rate Cap Agreements.
The interest rate cap agreements, which expire in 2006 through 2010, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

Swaptions.
Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2005, there were no outstanding swaptions.

Credit Default Swaps.
We have purchased credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133 as amounts are insignificant. As of December 31, 2005, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2005, we had credit swaps with a notional amount of $20 million, which expire in 2010.

Call Options on LNC Stock.
As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Deferred Compensation Plan.
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Modified Coinsurance Agreements with Funds Withheld Arrangements.
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

Derivative Instrument Embedded in Variable Annuity Products.
We have certain variable annuity products with a GMWB feature that is an embedded derivative. The change in fair value

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

of the embedded derivatives flows through net income through the benefits line in the Consolidated Statements of Income.

Derivative Instruments Embedded in Available-for-Sale Securities.
We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2004 through December 31, 2005 are not discussed in this disclosure.

Additional Derivative Information.
Income other than realized gains and losses for the agreements and contracts described above amounted to $13.8 million, $26.0 million and $22.9 million in 2005, 2004 and 2003, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2005, the exposure was $26.7 million.

--------------------------------------------------------------------------------
9. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Fixed Maturity and Equity Securities -- Available-for- Sale and Trading Securities.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

Other Investments, and Cash and Invested Cash.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.

The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The Lincoln National Life Insurance Company

9. Fair Value of Financial Instruments (continued)


The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. We and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term and Long-term Debt.

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

Guarantees.

Our guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

Investment Commitments.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.

Assets held in separate accounts are reported at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               -------------- ----------  -------------- ----------
                                                                          2005                       2004
                                                               -------------------------  -------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
Securities available-for-sale
  Fixed maturities............................................   $ 32,244.7   $ 32,244.7    $ 33,331.5   $ 33,331.5
  Equity......................................................        101.4        101.4         113.7        113.7
Trading securities............................................      2,984.5      2,984.5       2,942.5      2,942.5
Mortgage loans on real estate.................................      3,661.6      3,858.9       3,855.1      4,144.4
Policy loans..................................................      1,857.8      2,003.3       1,864.7      2,020.7
Derivatives Instruments*......................................       (242.7)      (242.7)       (298.6)      (298.6)
Other investments.............................................        423.2        423.2         369.1        369.1
Cash and invested cash........................................      1,961.6      1,961.6       1,237.7      1,237.7
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (21,270.0)   (21,273.2)    (21,703.9)   (21,758.4)
  Remaining guaranteed interest and similar contracts.........        (13.2)       (13.2)        (45.2)       (46.7)
Short-term debt...............................................        (33.9)       (33.9)        (32.1)       (32.1)
Long-term debt................................................     (1,250.0)    (1,324.3)     (1,297.2)    (1,254.7)
Guarantees....................................................           --           --            --           --
Investment commitments........................................           --           --            --          0.3

--------
*Total derivative instruments for 2005 are composed of an asset of $41.4 million in derivative investments, a $5.9 million liability in insurance policy and claim reserves and a liability of $278.2 million recorded in reinsurance related derivative liability. Total derivative instruments for 2004 are composed of an asset of $53.4 million and a liability of $352.0 million in derivative instruments and reinsurance related derivative liability, respectively.

As of December 31, 2005 and 2004, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $383.2 million and $434.4 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
10. Segment Information


We have two business segments: Lincoln Retirement and Life Insurance.

The Lincoln Retirement segment, with principal operations in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through our wholesaling unit, LFD, as well as our retail unit, LFA. In addition, Lincoln Retirement has alliances with a variety of unrelated companies where we provide the manufacturing platform for annuity products and the alliance company provides investment management, marketing and distribution.

The Life Insurance segment, with principal operations in Hartford, Connecticut, and additional offices in Fort Wayne, Indiana and Schaumberg, Illinois, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, corporate owned life insurance, linked-benefit life (a universal life product with a long-term care benefit) and term life insurance. The Life Insurance segment's products are primarily distributed through LFD and LFA.

We report operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on corporate debt, unallocated overhead expenses, and the operations of LFA and LFD) in Other Operations. The gain resulting from the 2001 indemnity reinsurance transaction with Swiss Re for acquisition of our reinsurance business was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain are reported within our Other Operations.

Financial data by segment for 2003 through 2005 is as follows:

                                         2005      2004      2003
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
           Revenue:
           Segment Operating
            Revenue:
             Lincoln Retirement....... $2,138.4  $2,064.1  $1,963.9
             Life Insurance...........  1,923.2   1,937.0   1,905.4
             Other Operations.........  1,144.8     929.5     728.1
             Consolidating
              adjustments.............   (532.4)   (360.3)   (251.3)
             Net realized investment
              results/(1)/............    (16.3)    (45.1)    330.8
             Reserve development net
              of related amortization
              on business sold
              through reinsurance.....      1.3       1.3       3.6
                                       --------  --------  --------
               Total..................  4,659.0   4,526.5   4,680.5
                                       --------  --------  --------
           Net Income:
           Segment Operating Income:
             Lincoln Retirement.......    419.7     370.2     324.3
             Life Insurance...........    277.6     275.2     264.2
             Other Operations.........    (24.7)    (22.3)    (77.7)
             Other Items/(2)/.........    (19.3)    (11.9)    (29.6)
             Net realized investment
              results/(3)/............    (10.6)    (29.4)    215.4
             Reserve development net
              of related amortization
              on business sold
              through reinsurance.....      0.9       0.9     (18.5)
                                       --------  --------  --------
             Income before cumulative
              effect of accounting
              change..................    643.6     582.7     678.1
             Cumulative effect of
              accounting change.......       --     (25.6)   (236.6)
                                       --------  --------  --------
           Net Income................. $  643.6  $  557.1  $  441.5
                                       ========  ========  ========

                                              2005        2004
                                           ----------  ----------
                                                (in millions)
                                           ----------------------
              Assets:
                Lincoln Retirement........ $ 74,777.5  $ 68,280.5
                Life Insurance............   23,901.3    22,803.8
                Other Operations..........   15,306.7    14,224.7
                Consolidating adjustments.       (3.8)       (1.3)
                                           ----------  ----------
              Total....................... $113,981.7  $105,307.7
                                           ==========  ==========

--------
/(1)/Includes realized losses on investments of $20.4 million, $46.7 million and $13.6 million for 2005, 2004 and 2003, respectively; realized gains (losses) on derivative instruments of $(0.6) million, $(11.5) million and $(2.5) million for 2005, 2004 and 2003, respectively; gain on transfer of securities from available-for-sale to trading of $342.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $4.7 million, $(1.0) million and $4.0 million in 2005, 2004 and 2003, respectively; and gain (loss) on sale of subsidiaries/businesses of $14.1 million for 2004.

The Lincoln National Life Insurance Company

10. Segment Information (continued)

/(2)/Represents restructuring charges.
/(3)/Includes realized losses on investments of $13.2 million, $21.4 million and $8.5 million for 2005, 2004 and 2003, respectively; realized gains (losses) on derivative instruments of $(0.4) million, $(7.4) million and $(1.6) million for 2005, 2004 and 2003, respectively; gain on transfer of securities from available-for-sale to trading of $222.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $3.0 million, $(0.6) million and $2.6 million for 2005, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
11. Shareholder's Equity


All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                   2005       2004
                                                ---------  ---------
                                                    (in millions)
                                                --------------------
          Fair value of securities
           available-for-sale.................. $32,346.1  $33,445.2
          Cost of securities available-for-sale  31,361.9   31,616.0
                                                ---------  ---------
          Unrealized gain......................     984.2    1,829.2
          Adjustments to deferred acquisition
           costs...............................    (265.9)    (571.6)
          Amounts required to satisfy
           policyholder commitments............     (30.9)     (53.7)
          Foreign currency exchange rate
           adjustment..........................      15.6       17.4
          Deferred income taxes................    (251.3)    (440.1)
                                                ---------  ---------
          Net unrealized gain on securities
           available-for-sale.................. $   451.7  $   781.2
                                                =========  =========

Adjustments to DAC and amounts required to satisfy policyholder commitments are netted against the DAC asset line and included within the insurance policy and claim reserve line on the Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                                 2005    2004   2003
                                               -------  ------ ------
                                                   (in millions)
                                               ----------------------
           Unrealized gains (losses) on
            securities available-for-sale
            arising during the year........... $(478.7) $116.3 $746.8
           Less:
             Reclassification adjustment for
              gains on disposals of prior
              year inventory included in
              net income/ (1)/................    39.4    81.7  205.7
             Federal income tax expense
              (benefit) on
              reclassification................  (188.7)   11.4   23.4
             Transfer from available-for-sale
              to trading securities...........      --      --  342.9
             Federal income tax expense on
              transfer........................      --      --  119.9
                                               -------  ------ ------
           Net change in unrealized gain on
            securities available-for-sale, net
            of reclassifications and federal
            income tax expense................ $(329.4) $ 23.2 $ 54.9
                                               =======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $4.6 million, $2.9 million, $(3.9) million for 2005, 2004, 2003 respectively, and net of adjustments to DAC of $(7.3) million, $(7.9) million, $(4.5) million for 2005, 2004, 2003 respectively.


--------------------------------------------------------------------------------
12. Restructuring Charges


The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of Income in the year incurred.

2005 Restructuring Plan
During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $6.9 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4.1 million and rent on abandoned office space of $2.8 million. The remaining reserves totaled $2.7 million at December 31, 2005. The plan is expected to be completed by the third quarter of 2006, except for lease payments on vacated space which run through 2008.

The Lincoln National Life Insurance Company

12. Restructuring Charges (continued)


2003 Restructuring Plans
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities. The following table provides information about the 2003 restructuring plans.

                                                                         Life Insurance Fixed Annuity  Realignment
                                                                          Realignment   Consolidation  June/August
                                                                            Jan 2003      Feb 2003        2003      Total
                                                                         -------------- ------------- ------------  ------
                                                                                           (in millions)
                                                                         -------------------------------------------------
Total charges, net of reversals.........................................  $       25.8  $        4.8  $       84.6  $115.2
                                                                          ------------  ------------  ------------  ------
Amounts incurred through 2004...........................................
  Employee severance and termination benefits...........................  $        7.0  $        1.9  $       28.8  $ 37.7
  Write-off of impaired assets..........................................           1.9            --           2.6     4.5
  Other costs:
    Rent on abandoned office space......................................           6.1           2.2           5.0    13.3
    Other...............................................................           7.4           0.2           1.9     9.5
                                                                          ------------  ------------  ------------  ------
Total Restructuring Charges through 2004 (pre-tax)......................          22.4           4.3          38.3    65.0
Amounts expended through 2004...........................................          21.6           3.9          34.3    59.8
Amounts reversed through 2004...........................................            --            --           1.4     1.4
                                                                          ------------  ------------  ------------  ------
Restructuring reserve at December 31, 2004..............................  $        0.8  $        0.4  $        2.6  $  3.8
                                                                          ------------  ------------  ------------  ------
Amounts incurred in 2005................................................
  Employee severance and termination benefits...........................  $         --  $         --  $        1.6  $  1.6
  Write-off of impaired assets..........................................            --            --          16.5    16.5
  Other costs:
    Rent on abandoned office space......................................            --            --           1.2     1.2
    Other...............................................................           1.4            --           2.1     3.5
                                                                          ------------  ------------  ------------  ------
Total 2005 Restructuring Charges (pre-tax)..............................           1.4            --          21.4    22.8
Amounts expended in 2005................................................           1.4            --          23.3    24.7
                                                                          ------------  ------------  ------------  ------
Restructuring reserve at December 31, 2005..............................  $        0.8  $        0.4  $        0.7  $  1.9
                                                                          ------------  ------------  ------------  ------
Additional amounts expended that do not qualify as restructuring charges
 through 2004...........................................................  $        2.0  $        0.5  $       19.7  $ 22.2
Additional amounts expended that do not qualify as restructuring charges
 for the year ended December 31, 2005...................................  $         --  $         --  $        6.6  $  6.6
Total annual expense savings realized through 2005 (pre-tax)............  $       20.0  $        6.4  $       87.0  $113.4
Expected completion date................................................   4th Quarter   4th Quarter   4th Quarter
                                                                                  2005*         2005*         2005*

--------
*All realignment activities were completed as of December 31, 2005. The remaining reserves primarily relate to future lease payments on exited properties, which will run through 2008.

Pre-tax restructuring charges for the June/August realignment activities for 2005 by segment were as follows: Retirement ($17.4 million), Life Insurance ($3.3 million), and Other Operations ($0.7 million).

Pre-tax restructuring charges, net of amounts reversed in 2004, for the June/August realignment activities for the year ended December 31, 2004 were reported in the following segments: Retirement ($6.2 million), Life Insurance ($0.6 million), and Other Operations ($6.5 million).

Pre-tax restructuring charges for the June/August realignment activities for the year ended December 31, 2003 were reported in the following segments:
Retirement ($16.0 million), Life Insurance ($1.7 million) and Other Operations ($5.9 million).

The Lincoln National Life Insurance Company

13. Transactions with Affiliates


Cash and short-term investments at December 31, 2005 and 2004 include our participation in a cash management agreement with LNC of $226.6 million and $166.7 million, respectively. Related investment income was $6.0 million,
3.3 million and $3.3 million in 2005, 2004 and 2003, respectively. Short-term debt represents notes payable to LNC of $33.9 million and $32.1 million at December 31, 2005 and 2004, respectively. Total interest expense for this short-term debt was $1.3 million, $0.8 million and $1.3 million in 2005, 2004 and 2003, respectively. As shown in Note 5, LNC supplied funding to us totaling $1.250 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2005, 2004 and 2003.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $40.8 million, $32.5 million, and $17.7 million from DMH for transfer pricing in 2005, 2004, and 2003.

We paid fees of $72.2 million, $79.2 million and $76.2 million to DMH for investment management services in 2005, 2004 and 2003, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $121.9 million, $101.3 million and $107.0 million in 2005, 2004 and 2003, respectively.

We cede and accept reinsurance from affiliated companies. Prior to the third quarter of 2003, no new reinsurance transactions had been executed between our affiliates and us since the sale of the reinsurance operations to Swiss Re. Those reinsurance deals between our affiliates and us that were in place at the time of the sale continue to be in place as of December 31, 2004. As discussed in Note 6, we entered into a reinsurance arrangement in July 2003 with LNR Barbados to cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. This treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. During the fourth quarter of 2003, we entered into an additional arrangement with LNR Barbados relating to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines. During the fourth quarter of 2004, Lincoln Life of New York entered into a similar arrangement with LNR Barbados for its UL policies subject to the recent actuarial guidelines. As of December 31, 2005, 2004 and 2003, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                              2005   2004  2003
                                             ------ ------ -----
                                                (in millions)
                                             -------------------
                Insurance assumed........... $   -- $   -- $  --
                Insurance ceded.............  219.0  115.9  64.7
                                             ------ ------ -----
                Net reinsurance premiums and
                 fees....................... $219.0 $115.9 $64.7
                                             ====== ====== =====

The Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                       2005    2004
                                                     -------- ------
                                                      (in millions)
                                                     ---------------
           Future policy benefits and claims
            assumed................................. $    2.9 $  4.3
           Future policy benefits and claims
            ceded...................................  1,052.4  965.8
           Amounts recoverable from reinsurers on
            paid and unpaid losses..................     15.9    6.8
           Reinsurance payable on paid losses.......      3.5    1.7
           Funds held under reinsurance treaties-net
            liability...............................    718.5  721.9

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $750.7 million and $464.0 million at December 31, 2005 and 2004, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

--------------------------------------------------------------------------------
14. Subsequent Event

On April 4, 2006, LNC completed its merger with Jefferson-Pilot Corporation. After the merger, LNC offers fixed and variable universal life, fixed and equity indexed annuities, variable annuities, 401(k) and 403(b) offerings, and group life, disability and dental insurance products. The Company also operates television and radio stations.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company ("Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 2 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts. Also, as discussed in Note 2 to the consolidated financial statements, in 2003 the Company changed its method of accounting for certain reinsurance arrangements.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 24, 2006

                    Lincoln Life Variable Annuity Account Q

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2005

     Statement of Operations - Year ended December 31, 2005

     Statements of Changes in Net Assets - Years ended December 31, 2005 and
     2004

     Notes to Financial Statements - December 31, 2005

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2005 and 2004

     Consolidated Statements of Income - Years ended December 31, 2005, 2004, and 2003

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2005, 2004, and 2003

     Consolidated Statements of Cash Flows - Years ended December 31, 2005, 2004, and 2003

     Notes to Consolidated Financial Statements - December 31, 2005

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference the Registration Statement on Form N-4 (File No. 333-43373) filed on December 29, 1997.

(2) Not Applicable.

(3) Not Applicable.

(4)(a) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (b) Unallocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (c) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (d) Section 457 Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (e) Section 403(b) Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (f) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (g) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (h) Individual Enrollment incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (i) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (j) Amendment to 8/98 Group Deferred Variable Annuity Contract, Harris Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (k) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (l) Amendment to Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (m) Amendment to 8/98 Group Deferred Variable Annuity Contract, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (n) Amendment to 8/98 Active Life Certificate, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (o) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (p) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (q) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

   (r) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

   (s) Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-43373) filed on April 2, 2003.

(5) Application incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-43373) filed on April 11, 2001.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-40745) filed on November 21, 1997.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7) Not Applicable.

(8)(a)(i) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to the Registration Statement on Form N-1A, Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

       (ii) Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

       (iii) Form of Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-04999) filed on April 12, 2006.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

       (i) Lincoln Variable Insurance Products Trust

       (ii) Delaware VIP Trust

       (iii) Scudder Investments VIT Funds Trust

       (iv) Baron Capital

       (v) Fidelity Variable Insurance Products

       (vi) Janus Aspen Series

       (vii) Neuberger Berman Advisers Management Trust

       (viii) Alliance Variable Products Series Fund

       (ix) American Funds Insurance Series

       (x) MFS Variable Insurance Trust

       (xi) Putnam Variable Trust

(9) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

(10) Consent of Independent Registered Public Accounting Firm.

(11) Not Applicable.

(12) Not Applicable.

(13) Not Applicable.

(14) Not Applicable.

(15) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-92298) filed on January 27, 2006.

(16) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account Q as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------
Frederick J. Crawford**       Chief Financial Officer and Director
Jude T. Driscoll****          Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
Dennis R. Glass**             President and Director
Barbara Kowalczyk**           Director
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Michael S. Smith*             Senior Vice President, Chief Risk Officer and Director
Rise' C.M. Taylor*            Treasurer and Vice President
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

         ** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112

        *** Principal business address is 350 Church Street, Hartford, CT 06103

**** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2006 there were 12,870 contract owners under Account Q.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Life currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.

     (b) See Item 25.

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
    (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 12th day of April, 2006.


      Lincoln Life Variable Annuity Account Q (Registrant)
      Group Multi-Fund (Reg. TM)
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Peter L. Witkewiz
            ------------------------------------
            Peter L. Witkewiz
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 12, 2006.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Chief Financial Officer and Director (Principal Financial
------------------------------
                                 Officer/Principal Accounting Officer)
Frederick J. Crawford
*                                Director
------------------------------
Michael S. Smith
*                                Director
------------------------------
Jude T. Driscoll
*                                Director
------------------------------
Barbara S. Kowalczyk
*                                Director
------------------------------
See Yeng Quek
*By:/s/ Kelly D. Clevenger       Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger